As filed with the Securities and Exchange Commission on February 3, 2017

1933 Act Registration No. 33-17619

1940 Act Registration No. 811-05349

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 594	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 595	☒

(Check appropriate box or boxes)

GOLDMAN SACHS TRUST

(Exact Name of Registrant as Specified in Charter)

71 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (312) 655-4400

CAROLINE L. KRAUS, ESQ.

Goldman, Sachs & Co.

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

Copies to:

STEPHEN H. BIER, ESQ.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on (April 24, 2017) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Class A, Class C, Institutional and Class IR Shares of the Goldman Sachs International Equity Dividend and Premium Fund, the Goldman Sachs International Tax-Managed Equity Fund, and the Goldman Sachs U.S. Equity Dividend and Premium Fund.

Class A, Class C, Institutional, Service and Class IR Shares of the Goldman Sachs U.S. Tax-Managed Equity Fund.

Prospectus

April [28], 2017

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

⬛	Goldman Sachs International Equity Dividend and Premium Fund

∎	Class A: GIDAX
∎	Class C: GIDCX
∎	Institutional: GIDHX
∎	Class IR: GIRVX

⬛	Goldman Sachs International Tax-Managed Equity Fund

∎	Class A: GATMX
∎	Class C: GCTMX
∎	Institutional: GHTMX
∎	Class IR: GITRX

⬛	Goldman Sachs U.S. Tax-Managed Equity Fund

∎	Class A: GCTAX
∎	Class C: GCTCX
∎	Institutional: GCTIX
∎	Service: GCTSX
∎	Class IR: GQIRX

⬛	Goldman Sachs U.S. Equity Dividend and Premium Fund

∎	Class A: GSPAX
∎	Class C: GSPQX
∎	Institutional: GSPKX
∎	Class IR: GVIRX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

Goldman Sachs International Equity Dividend and Premium Fund—Summary

Investment Objective

The Goldman Sachs International Equity Dividend and Premium Fund (the “Fund”) seeks to maximize total return with an emphasis on income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page [35] and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts beginning on page [68] of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-[126] of the Fund’s Statement of Additional Information (“SAI”).

	Class A		Class C	Institutional		Class IR
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		1.00%	None		None

	Class A		Class C	Institutional		Class IR
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%		0.81%	0.81%		0.81%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%	None		None
Other Expenses	0.31%		0.56%	0.16%		0.31%
Service Fees	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.31%		0.31%	0.16%		0.31%
Total Annual Fund Operating Expenses	1.37%		2.12%	0.97%		1.12%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$960	$1,259	$2,106
Class C Shares
– Assuming complete redemption at end of period	$315	$664	$1,139	$2,452
– Assuming no redemption	$215	$664	$1,139	$2,452
Institutional Shares	$99	$309	$537	$1,190
Class IR Shares	$115	$356	$617	$1,364

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2016 was [    ]% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations within the range of the market capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (“MSCI EAFE Index”) at the time of investment. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in emerging countries. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments. The Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

The Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options on the MSCI EAFE Index or other national or regional stock market indices (or related exchange-traded funds (“ETFs”)).

The Fund expects that, under normal circumstances, it will sell call options in an amount that is between 20% and 75% of the value of the Fund’s portfolio. As the seller of the call options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of the call option.

During periods in which the international equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.

The Fund uses a tax-advantaged style and seeks to balance investment and tax considerations, primarily by seeking to avoid or minimize any net short-term capital gains.

The Fund’s investments in fixed income securities are limited to cash equivalents.

The Fund’s primary benchmark index is the MSCI EAFE Index and the Fund’s secondary benchmark is the Barclays Global Aggregate Bond Index (Gross, USD, Unhedged).

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Investment Style Risk.  Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Option Writing Risk.  Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (the premium) at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. Furthermore, the Fund’s call option writing strategies may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. In a sharply-falling equity market, the Fund will likely also experience sharp declines in its net asset value (“NAV”).

Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax-Managed Investment Risk.  Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Fund may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional and Class IR Shares compare to those of broad-based securities market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter [Q2 ’09 +22.97%] Worst Quarter [Q3 ’11 –19.47%]

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2016	1 Year	5 Years	Since Inception
Class A Shares (Inception 1/31/08)
Returns Before Taxes	–10.08%	–0.27%	–1.65%
Returns After Taxes on Distributions	–10.64%	–1.08%	–2.22%
Returns After Taxes on Distributions and Sale of Fund Shares	–4.86%	0.18%	–0.86%
MSCI EAFE Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–0.81%	3.60%	0.71%
Barclays Global Aggregate Bond Index (Gross, USD, Unhedged; reflects no deduction for fees, expenses or taxes)*	–3.15%	0.91%	2.37%
Class C Shares (Inception 1/31/08)
Returns Before Taxes	–6.54%	0.12%	–1.84%
MSCI EAFE Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–0.81%	3.60%	0.71%
Barclays Global Aggregate Bond Index (Gross, USD, Unhedged; reflects no deduction for fees, expenses or taxes)*	–3.15%	0.91%	2.37%
Institutional Shares (Inception 1/31/08)
Returns Before Taxes	–4.42%	1.31%	–0.70%
MSCI EAFE Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–0.81%	3.60%	0.71%
Barclays Global Aggregate Bond Index (Gross, USD, Unhedged; reflects no deduction for fees, expenses or taxes)*	–3.15%	0.91%	2.37%
Class IR Shares (Inception 8/31/10)
Returns Before Taxes	–4.69%	1.12%	3.92%
MSCI EAFE Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–0.81%	3.60%	6.47%
Barclays Global Aggregate Bond Index (Gross, USD, Unhedged; reflects no deduction for fees, expenses or taxes)*	–3.15%	0.91%	1.04%

*	The Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) is an unmanaged index of bond prices. Emphasizing income is part of the Fund’s investment objective, and therefore the Investment Adviser believes that a comparison of the Fund’s performance to that of this index is useful to investors.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Fund since 2013; Monali Vora, CFA, Managing Director, has managed the Fund since 2010; and Aron Kershner, Vice President, has managed the Fund since 2015.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page [17] of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page [17] of this Prospectus.

Goldman Sachs International Tax-Managed Equity Fund—Summary

Investment Objective

The Goldman Sachs International Tax-Managed Equity Fund (the “Fund”) seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page [35] and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts beginning on page [68] of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-[126] of the Fund’s Statement of Additional Information (“SAI”).

	Class A		Class C	Institutional		Class IR
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		1.00%	None		None

	Class A		Class C	Institutional		Class IR
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%		0.85%	0.85%		0.85%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%	None		None
Other Expenses	0.29%		0.53%	0.14%		0.28%
Service Fees	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.29%		0.28%	0.14%		0.28%
Total Annual Fund Operating Expenses	1.39%		2.13%	0.99%		1.13%
Expense Limitation[2]	(0.01)%		(0.00)%	(0.01)%		(0.00)%
Total Annual Fund Operating Expenses After Expense Limitation	1.38%		2.13%	0.98%		1.13%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to [0.094]% of the Fund’s average daily net assets through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$965	$1,268	$2,126
Class C Shares
– Assuming complete redemption at end of period	$316	$667	$1,144	$2,462
– Assuming no redemption	$216	$667	$1,144	$2,462
Institutional Shares	$100	$315	$546	$1,212
Class IR Shares	$116	$360	$623	$1,375

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2016 was [    ]% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments that have the potential to maximize the Fund’s after-tax return and minimize capital gains and income distributions. These quantitative techniques, which are derived from fundamental research and based on certain investment themes, including, among others, Momentum, Valuation and Profitability, seek to maximize the Fund’s expected return. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

The Fund expects to maintain risk, style, capitalization and industry characteristics similar to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (“MSCI EAFE Index”). The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries.

In managing the Fund, the Investment Adviser balances investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

⬛	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
⬛	Managing portfolio turnover that may result in capital gains and losses
⬛	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis

The Fund’s investments in fixed income securities are limited to cash equivalents.

The Fund’s benchmark index is the MSCI EAFE Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Investment Style Risk.  Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax-Managed Investment Risk.  Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Fund may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s net asset value may consist of unrealized capital gains, which represent a potential future tax liability to shareholders. The Fund is not suitable for investment by individual retirement accounts, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter [Q2 ’09 +22.38%] Worst Quarter [Q3 ’11 –20.87%]

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2016	1 Year	5 Years	Since Inception
Class A Shares (Inception 1/31/08)
Returns Before Taxes	–1.92%	2.80%	–0.44%
Returns After Taxes on Distributions	–2.10%	2.47%	–0.74%
Returns After Taxes on Distributions and Sale of Fund Shares	–0.79%	2.26%	–0.23%
MSCI EAFE Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–0.81%	3.60%	0.71%
Class C Shares (Inception 1/31/08)
Returns Before Taxes	2.06%	3.19%	–0.47%
MSCI EAFE Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–0.81%	3.60%	0.71%
Institutional Shares (Inception 1/31/08)
Returns Before Taxes	4.26%	4.39%	0.67%
MSCI EAFE Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–0.81%	3.60%	0.71%
Class IR Shares (Inception 8/31/10)
Returns Before Taxes	4.04%	4.22%	7.25%
MSCI EAFE Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–0.81%	3.60%	6.47%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Fund since 2013; Osman Ali, CFA, Managing Director, has managed the Fund since 2014; and Monali Vora, CFA, Managing Director, has managed the Fund since 2010.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page [17] of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page [17] of this Prospectus.

Goldman Sachs U.S. Tax-Managed Equity Fund—Summary

Investment Objective

The Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”) seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page [35] and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts beginning on page [68] of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-[126] of the Fund’s Statement of Additional Information (“SAI”).

	Class A		Class C		Institutional		Service	Class IR
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		1.00%		None		None	None

	Class A		Class C		Institutional		Service	Class IR
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%		0.70%		0.70%		0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%		None		None	None
Other Expenses	0.22%		0.47%		0.07%		0.57%	0.22%
Service Fees	Non	e	0.25%		Non	e	0.25%	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	0.25%	Non	e
All Other Expenses	0.22%		0.22%		0.07%		0.07%	0.22%
Total Annual Fund Operating Expenses	1.17%		1.92%		0.77%		1.27%	0.92%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$663	$902	$1,159	$1,893
Class C Shares
– Assuming complete redemption at end of period	$295	$603	$1,037	$2,244
– Assuming no redemption	$195	$603	$1,037	$2,244
Institutional Shares	$79	$246	$428	$955
Service Shares	$130	$403	$697	$1,534
Class IR Shares	$94	$294	$510	$1,132

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2016 was [    ]% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000® Index.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments that have the potential to maximize the Fund’s after-tax return and minimize capital gains and income distributions. These quantitative techniques, which are derived from fundamental research and based on certain investment themes, including, among others, Momentum, Valuation and Profitability, seek to maximize the Fund’s expected return. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

In managing the Fund, the Investment Adviser balances investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

⬛	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
⬛	Managing portfolio turnover that may result in capital gains and losses
⬛	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis

The Fund’s investments in fixed income securities are limited to cash equivalents.

The Fund’s benchmark index is the Russell 3000® Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Investment Style Risk.  Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax-Managed Investment Risk.  Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Fund may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s net asset value may consist of unrealized capital gains, which represent a potential future tax liability to shareholders. The Fund is not suitable for investment by individual retirement accounts, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter [Q3 ’09 +15.75%] Worst Quarter [Q4 ’08 –21.10%]

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2016	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 4/03/00)
Returns Before Taxes	–5.79%	11.95%	5.59%	3.82%
Returns After Taxes on Distributions	–5.94%	11.73%	5.42%	3.70%
Returns After Taxes on Distributions and Sale of Fund Shares	–3.16%	9.54%	4.48%	3.07%
Russell 3000® Index (reflects no deduction for fees or expenses)	0.48%	12.17%	7.35%	4.32%
Class C Shares (Inception 4/03/00)
Returns Before Taxes	–2.04%	12.37%	5.38%	3.40%
Russell 3000® Index (reflects no deduction for fees or expenses)	0.48%	12.17%	7.35%	4.32%
Institutional Shares (Inception 4/03/00)
Returns Before Taxes	0.10%	13.67%	6.60%	4.61%
Russell 3000® Index (reflects no deduction for fees or expenses)	0.48%	12.17%	7.35%	4.32%

For the period ended December 31, 2016	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 4/03/00)
Returns Before Taxes	–0.41%	13.10%	6.06%	4.09%
Russell 3000® Index (reflects no deduction for fees or expenses)	0.48%	12.17%	7.35%	4.32%
Class IR Shares (Inception 8/31/10)
Returns Before Taxes	–0.03%	13.52%	N/A	16.92%
Russell 3000® Index (reflects no deduction for fees or expenses)	0.48%	12.17%	N/A	15.61%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Fund since 2013; Osman Ali, CFA, Managing Director, has managed the Fund since 2014; and Monali Vora, CFA, Managing Director, has managed the Fund since 2010.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page [17] of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page [17] of this Prospectus.

Goldman Sachs U.S. Equity Dividend and Premium Fund—Summary

Investment Objective

The Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Fund”) seeks to maximize income and total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page [35] and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts beginning on page [68] of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-[126] of the Fund’s Statement of Additional Information (“SAI”).

	Class A		Class C	Institutional		Class IR
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		1.00%	None		None

	Class A		Class C	Institutional		Class IR
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%		0.73%	0.73%		0.73%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%	None		None
Other Expenses	0.22%		0.47%	0.07%		0.22%
Service Fees	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.22%		0.22%	0.07%		0.22%
Total Annual Fund Operating Expenses	1.20%		1.95%	0.80%		0.95%
Fee Waiver and Expense Limitation[2]	(0.03)%		(0.03)%	(0.03)%		(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.17%		1.92%	0.77%		0.92%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to [0.014]% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$663	$908	$1,171	$1,922
Class C Shares
– Assuming complete redemption at end of period	$295	$610	$1,050	$2,273
– Assuming no redemption	$195	$610	$1,050	$2,273
Institutional Shares	$79	$253	$442	$987
Class IR Shares	$94	$300	$523	$1,164

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2016 was [    ]% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in dividend-paying equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund invests primarily in a diversified portfolio of common stocks of large-cap U.S. issuers represented in the S&P 500® Index.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments. The Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

The Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options on the S&P 500® Index or other national or regional stock market indices (or related exchange-traded funds (“ETFs”)).

The Fund expects that, under normal circumstances, it will sell call options in an amount that is between 20% and 75% of the value of the Fund’s portfolio. As the seller of the call options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of the call option.

During periods in which the U.S. equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.

The Fund uses a tax-advantaged style and seeks to balance investment and tax considerations, primarily by seeking to avoid or minimize any net short-term capital gains.

The Fund’s investments in fixed income securities are limited to cash equivalents.

The Fund’s primary benchmark index is the S&P 500® Index and the Fund’s secondary benchmark is the Barclays U.S. Aggregate Bond Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Investment Style Risk.  Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Option Writing Risk.  Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (the premium) at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. Furthermore, the Fund’s call option writing strategies may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. In a sharply-falling equity market, the Fund will likely also experience sharp declines in its net asset value (“NAV”).

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax-Managed Investment Risk.  Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Fund may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional and Class IR Shares compare to those of broad-based securities market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter [Q2 ’09 +15.44%] Worst Quarter [Q4 ’08 –21.13%]

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2016	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 8/31/05)
Returns Before Taxes	–3.51%	8.96%	5.73%	5.75%
Returns After Taxes on Distributions	–4.81%	7.62%	4.76%	4.79%
Returns After Taxes on Distributions and Sale of Fund Shares	–0.94%	7.05%	4.60%	4.62%
S&P 500® Index (reflects no deduction for fees or expenses)	1.38%	12.56%	7.30%	7.35%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	0.55%	3.25%	4.51%	4.32%
Class C Shares (Inception 8/31/05)
Returns Before Taxes	0.24%	9.37%	5.52%	5.52%
S&P 500® Index (reflects no deduction for fees or expenses)	1.38%	12.56%	7.30%	7.35%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	0.55%	3.25%	4.51%	4.32%
Institutional Shares (Inception 8/31/05)
Returns Before Taxes	2.49%	10.64%	6.74%	6.74%
S&P 500® Index (reflects no deduction for fees or expenses)	1.38%	12.56%	7.30%	7.35%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	0.55%	3.25%	4.51%	4.32%
Class IR Shares (Inception 8/31/10)
Returns Before Taxes	2.34%	10.47%	N/A	13.15%
S&P 500® Index (reflects no deduction for fees or expenses)	1.38%	12.56%	N/A	15.72%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	0.55%	3.25%	N/A	2.81%

*	The Barclays U.S. Aggregate Bond Index is an unmanaged index of bond prices. Maximizing income is part of the Fund’s investment objective, and therefore the Investment Adviser believes that a comparison of the Fund’s performance to that of this index is useful to investors.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Fund since 2013; Monali Vora, CFA, Managing Director, has managed the Fund since 2010; and Aron Kershner, Vice President, has managed the Fund since 2015.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page [17] of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page [17] of this Prospectus.

Tax-Advantaged Equity Funds –

Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVES

The International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income.

The International Tax-Managed Equity Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

The U.S. Tax-Managed Equity Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

The U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. Each Fund’s investment objective may be changed without shareholder approval upon 60 days notice.

PRINCIPAL INVESTMENT STRATEGIES

Goldman Sachs International Equity Dividend and Premium Fund

The Fund seeks to achieve its objective primarily through investment in large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States along with exposure to MSCI EAFE Index or related ETF option call writing.

Equity Investments.  The Fund invests, under normal circumstances, at least 80% of its Net Assets in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the MSCI EAFE Index at the time of investment. To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in emerging countries.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) is an unmanaged index of bond prices.

Goldman Sachs U.S. Equity Dividend and Premium Fund

The Fund seeks to achieve its objective primarily through investment in large-cap U.S. equity securities and S&P® 500 Index or related ETF option call writing.

Equity Investments.  Under normal circumstances, with respect to at least 80% of the Fund’s Net Assets, the Fund will invest in dividend-paying equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the S&P 500® Index at the time of investment. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bond prices.

Goldman Sachs International Equity Dividend and Premium Fund and Goldman Sachs U.S. Equity Dividend and Premium Fund

The Funds use a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments. The Funds will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index for the International Equity Dividend and Premium Fund and the S&P 500® Index for the U.S. Equity Dividend and Premium Fund.

INVESTMENT MANAGEMENT APPROACH

The International Equity Dividend and Premium Fund invests primarily in a diversified portfolio of common stocks of large-cap foreign issuers represented in the MSCI EAFE Index and maintains industry weightings similar to those of the Index.

The U.S. Equity Dividend and Premium Fund invests primarily in a diversified portfolio of common stocks of large-cap U.S. issuers represented in the S&P 500® Index and maintains industry weightings similar to those of the Index.

The International Equity Dividend Premium Fund seeks to generate additional cash flow by the sale of call options on the MSCI EAFE Index and other national or regional stock market indices (or related ETFs). The U.S. Equity Dividend and Premium Fund seeks to generate additional cash flow by the sale of call options on the S&P 500® Index (or related ETFs). The volatility of the Funds’ portfolios is expected to be reduced by the Funds’ sale of call options. The Funds anticipate that cash flow will be derived from dividends on the common stock in their portfolios and premiums they receive from selling call options. Cash flow from dividends will generally be considered income and will be included in quarterly distributions of income. Cash flow from options premiums is considered to be capital and will be included in the Funds’ annual distributions of net capital gains. In addition, the Funds’ returns will be affected by the capital appreciation and depreciation of the securities held in their respective portfolios.

The Funds expect that, under normal circumstances, each Fund will sell call options in an amount that is between 20% and 75% of the value of the Fund’s portfolio. As the seller of the call options, a Fund will receive cash (the “premium”) from the purchaser. Depending upon the type of index call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund retains the premium and makes no payments to the purchaser. If the purchaser exercises the option, a Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by each Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by a Fund.

During periods in which the equity markets are generally unchanged or falling, a diversified portfolio with a call option writing strategy may outperform the same portfolio without the options because of the premiums received from writing call options. Similarly, in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price) such a portfolio may outperform the same portfolio without the options. However, in other rising markets (where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums), a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.

Tax-Efficient Investing.  The Funds seek to achieve returns primarily in the form of qualifying dividends paid on common stocks and long-term capital gains. Typically the options strategy will generate realized capital gains in a declining or modestly rising equity market, and will realize capital losses in a strongly rising equity market. These gains or losses will be a mix of short- and long-term character. The Funds will seek to offset any short-term realized capital gains from the options strategy with realized short-term losses in the stock portfolio. The tax goals of these Funds differ from those of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund described elsewhere in this Prospectus. The Funds do not seek to defer the realization of long-term capital gains. They seek to avoid or minimize any net short-term capital gains.

The returns to the options strategy will be characterized as capital gains or losses. These will be aggregated with realized capital gains and losses from the equity portfolio to determine each Fund’s net capital gain or loss. The Funds generally will not make a distribution of capital gain unless they end the year with an overall net capital gain. This means that it is possible the Funds will make no distribution of capital gains in some years even if the options strategy, by itself, generated a gain. If these gains were more than offset by losses from stock transactions, then the gain from the options strategy will remain in the Funds, and add to the Funds’ net asset value, but will not be distributed in that year. See “Taxation-Distributions” below.

Other.  The Funds’ investments in fixed income securities are limited to cash equivalents.

I.  Stock Selection and Portfolio Construction

The Funds seek to maintain an equity portfolio that will produce a gross return similar to that of their respective equity benchmarks, the MSCI EAFE Index for the International Equity Dividend and Premium Fund and the S&P 500® Index for the U.S. Equity Dividend and Premium Fund. In addition, each Fund will write index call options against a portion of its equity portfolio. Because of the impact of call options written by the Funds, the returns of the Funds are not expected to closely track their respective equity benchmarks, even if the returns of the portfolio securities held by each Fund resemble the return of the equity benchmark. In addition, the return of each Fund may trail the return of its equity benchmark for short or extended periods of time.

Generally, the Funds will seek to hold certain of the higher dividend paying stocks within each industry and sector while still maintaining industry and sector weights that are similar to those of their respective equity benchmarks. The Investment Adviser will consider annualized dividend yields, scheduled dividend record dates and any extraordinary dividends when evaluating securities. The Investment Adviser will generally not seek to outperform each Fund’s equity benchmark through active security selection.

The Investment Adviser will use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in combination with a qualitative overlay, in identifying a portfolio of stocks that it believes may enhance expected dividend yield while limiting deviations when compared to each Fund’s equity benchmark. Deviations are constrained with regard to position sizes, industry weights, sector weights, volatility as compared to the market (i.e., Beta) and estimated tracking error.

II.  Call Writing

The Funds will regularly write call options in order to generate additional cash flow. It is anticipated that the calls will typically be written against the MSCI EAFE Index (or against ETFs linked to the MSCI EAFE Index) or against other national or regional stock market indices for the International Equity Dividend and Premium Fund and the S&P 500® Index (or against ETFs linked to the S&P 500® Index) or against other national or regional stock market indices for the U.S. Equity Dividend and Premium Fund. The goal of the call writing is to generate an amount of premium that, when annualized and added to each Fund’s expected dividend yield, provides an attractive level of cash flow. Call writing, however, entails certain risks. For more information, see “Risks of the Funds” and “Appendix A—Other Portfolio Risks—Risks of Writing Index Call Options.”

The Investment Adviser anticipates generally using index call options with expirations of three months or less. Outstanding call options may be closed before expiration.

Goldman Sachs International Tax-Managed Equity Fund

Equity Investments.  The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments in companies that are organized outside of the United States or whose securities are principally traded outside of the United States. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments that have the potential to maximize the Fund’s after-tax return and minimize capital gains and income distributions. These quantitative techniques, which are derived from fundamental research and based on certain investment themes, including, among others, Valuation, Quality, and Momentum, seek to maximize the Fund’s expected return.

The Fund expects to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries.

Goldman Sachs U.S. Tax-Managed Equity Fund

Equity Investments.  The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments that have the potential to maximize the Fund’s after-tax return and minimize capital gains and income distributions. These quantitative techniques, which are derived from fundamental research and based on certain investment themes, including, among others, Valuation, Quality, and Momentum, seek to maximize the Fund’s expected return.

INVESTMENT MANAGEMENT APPROACH

The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Goldman Sachs International Tax-Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund

Tax-Managed Investing.  In managing the Funds, the Investment Adviser balances investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

⬛	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carryforward positions
⬛	Managing portfolio turnover that may result in capital gains and losses
⬛	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis

In situations where the Funds would otherwise be required to sell portfolio securities to meet shareholder redemption requests (and possibly realizing taxable gains), the Funds may borrow money to make the necessary redemption payments. In addition, Goldman Sachs may, but would not in any instance be required to, make contemporaneous purchases of Fund shares for its own account that would provide the Funds with cash to meet redemption payment obligations.

When the Funds borrow money, the Investment Adviser intends to hedge the excess market exposure created by borrowing. There is no guarantee such hedging will be completely effective.

The Funds may not achieve their investment objectives of providing “after-tax” growth of capital for various reasons. Implementation of tax-managed investment strategies may not materially reduce the amount of taxable income and capital gains distributed by the Funds to shareholders.

Other.  The Funds’ investments in fixed income securities are limited to cash equivalents.

The Funds are not a suitable investment for individual retirement accounts, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

Step 1:  Stock Selection

The Investment Adviser attempts to forecast expected returns on approximately 13,000 stocks and 45 equity markets on a daily basis. Stock return forecasts are determined using proprietary models developed by the Quantitative Investment Strategies (“QIS”) team.

These models are based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

The investment themes have been selected because we believe they:

⬛	Offer fundamental investment appeal
⬛	Demonstrate a statistical ability to forecast returns
⬛	Work well in a variety of market environments and across different types of stocks
⬛	Contribute to excess return as demonstrated by attribution from portfolio simulations.

In addition, since the correlation between these themes is low, each brings new information to the overall evaluation of a stock’s attractiveness and contributes to a better buy/sell decision. Weights on the themes vary and are adjusted depending on historical returns, correlation, turnover, historical and expected volatility and crowding (i.e., popularity). Theme weights are updated daily to reflect current market conditions.

For additional information regarding the investment themes that the Investment Adviser may employ from time to time, please consult the Funds’ SAI.

Step 2:  Portfolio Construction

The Investment Adviser then uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible, by including in the risk model all of the above themes used in the return model, as well as several other factors that the Investment Adviser believes are associated with risk but not return. In this process, the Investment Adviser seeks to add value over the benchmark by overweighting stocks with attractive characteristics (as defined by the return model) and underweighting stocks with poor characteristics relative to the stocks’ benchmark weights. At the same time, the Investment Adviser seeks to manage risk by controlling active stock positions as well as exposure to other characteristics such as size and sector allocations relative to the benchmark. The Investment Adviser uses a computer optimizer to evaluate many different security combinations (considering many possible weightings) in an effort to construct the most efficient portfolio given each Fund’s benchmark.

Step 3:  Efficient Implementation

The portfolio management team considers transaction costs at various steps of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables of the return model. The team also takes into account expected execution costs and evaluates multiple trading options.

Each Fund’s investment selection process relies on quantitative techniques and a qualitative overlay. As a result of the qualitative overlay, a Fund’s investments may not correspond to those generated by the Investment Adviser’s proprietary models. Each Fund may invest in stocks other than those generated by the Investment Adviser’s proprietary models, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on the Investment Adviser’s proprietary research. For additional information, please consult the Funds’ SAI.

All Funds

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest a certain percentage of its total assets (up to 100%, in the case of International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund) in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”), (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

GSAM serves as investment adviser to the Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

ADDITIONAL FEES AND EXPENSES INFORMATION

Differences in the “Expense Limitation” ratio across the share classes are a result of the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly, in respect to small share classes.

Note that differences in the “Other Expenses” ratios across a Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly, in respect to small share classes.

INVESTMENT MANAGEMENT APPROACH

ADDITIONAL PERFORMANCE INFORMATION

The below is additional information that relates to the “Performance” section of each Fund’s summary section.

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s Summary section are applicable only to the time period covered by the bar chart.

These definitions apply to the after-tax returns shown in the “Performance” section of each Fund’s Summary section.

Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of this Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag (60 day lag, in the case of the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds) between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

	International Equity Dividend and Premium Fund	International Tax-Managed Equity Fund	U.S. Tax-Managed Equity Fund	U.S. Equity Dividend and Premium Fund
Investment Practices

Borrowings	33 1⁄3	33 1⁄3	33 1⁄3	33 1⁄3

Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps and Options on Swaps	•	•	—	—

Cross Hedging of Currencies	•	•	—	—

Custodial Receipts and Trust Certificates	•	•	•	•

Equity Swaps	•	•	•	•

Foreign Currency Transactions (including forward contracts)*	•	•	—	—

Futures Contracts and Options and Swaps on Futures Contracts	•	•	•[3]	•[3]

Illiquid Investments**	15	15	15	15

Interest Rate Caps, Floors and Collars	•	•	•	—

Investment Company Securities (including ETFs)***	10	10	10	10

Mortgage Dollar Rolls	—	•	—	—

Options on Foreign Currencies[1]	•	•	—	—

Options[2]	•	•	•	•

Preferred Stock, Warrants and Stock Purchase Rights	•	•	•	•

Repurchase Agreements	•	•	•	•

Securities Lending	33 1⁄3	33 1⁄3	33 1⁄3	33 1⁄3

Unseasoned Companies	•	•	•	•

When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited by the amount each Fund may invest in foreign securities.
**	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which a Fund values the instrument.
***	This percentage limitation does not apply to a Fund’s investment in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	The International Equity Dividend and Premium Fund and the International Tax-Managed Equity Fund may purchase and sell call and put options on foreign currencies.
[2]	The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.
[3]	The U.S. Tax-Managed Equity Fund and U.S. Equity Dividend and Premium Fund may enter into futures transactions only with respect to U.S. equity indices.

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (excluding securities lending collateral) (italic type)
10	Percent of Net Assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

	International Equity Dividend and Premium Fund	International Tax-Managed Equity Fund	U.S. Tax-Managed Equity Fund	U.S. Equity Dividend and Premium Fund
Investment Securities

American, European and Global Depositary Receipts	•	•	•[1]	•[1]

Bank Obligations[2]	•	•	•	•

Convertible Securities[3]	•	•	•	•

Corporate Debt Obligations[2]	•	•	•	•

Equity Investments	80+	80+	80+	80+

Emerging Country Securities	•	•	—	—

Fixed Income Securities[2]	20	20	20	20

Foreign Securities	•	•	•[4]	•[4]

Real Estate Investment Trusts	•	•	•	•

Structured Securities[2,5]	•	•	•	•

Temporary Investments	•	•	35	35

U.S. Government Securities[2]	•	•	•	•

[1]	The U.S. Tax-Managed Equity Fund and U.S. Equity Dividend and Premium Fund do not invest in European Depositary Receipts.
[2]	Limited by the amount the Fund invests in fixed income securities and limited to cash equivalents only.
[3]	Convertible securities purchased by the Fund use the same rating criteria for convertible and non-convertible debt securities.
[4]	Equity securities of foreign issuers must be traded in the United States.
[5]	Structured securities are not subject to the same minimum credit quality requirement as a Fund’s investments in fixed income securities.

Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of each Fund are discussed in the Summary sections of this Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

✓	Principal Risk
•	Additional Risk

	International Equity Dividend and Premium Fund	International Tax-Managed Equity Fund	U.S. Tax-Managed Equity Fund	U.S. Equity Dividend and Premium Fund

Credit/Default	•	•	•	•

Derivatives	•	•	•	•

Emerging Countries	✓	•	•

Foreign	✓	✓	✓	•

Investment Style	✓	✓	✓	✓

Large Shareholder Transactions	✓	✓	✓	✓

Liquidity	•	•	•	•

Management	✓	✓	✓	✓

Market	✓	✓	✓	✓

Mid-Cap and Small-Cap	•	•	•	•

Net Asset Value (“NAV”)	•	•	•	•

Option Writing	✓	•	•	✓

Portfolio Turnover Rate		✓	✓

Real Estate Investment Trusts (“REITs”)	•	•	•	•

Stock	✓	✓	✓	✓

Tax-Managed Investment Risk	✓	✓	✓	✓

⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with a Fund’s investments in non-investment grade fixed income securities.
⬛	Derivatives Risk—Loss may result from a Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the portfolio assets (if any) being hedged. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to liquidity risk and risks arising from margin requirements. There is also risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables.

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

Derivatives Regulatory Risk.  In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest

RISKS OF THE FUNDS

in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment result.

⬛	Emerging Countries Risk—The securities markets of most emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in securities of issuers located in certain emerging countries involves risk of loss resulting from problems in registration, settlement or custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
⬛	Foreign Risk—When a Fund invests in foreign securities, it may be subject to risk of loss not typically associated with domestic issuers. Loss may result because of more or less foreign government regulation, less public information, less liquidity, greater volatility and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, sanctions, foreign taxes, confiscations, expropriation and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in registration, settlement or custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
⬛	Investment Style Risk—Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Funds employ a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
⬛	Large Shareholder Transactions Risk—A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
⬛	Liquidity Risk—A Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in small- and mid-capitalization stocks, REITs and/or emerging country issuers may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. While each Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of that Fund’s shares. Redemptions by these shareholders of their shares of that Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

⬛	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for each Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Funds. Additionally, commonality of holdings across quantitative money managers may amplify losses.
⬛	Market Risk—The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛	Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.
⬛	NAV Risk—The net asset value of a Fund and the value of your investment will fluctuate.
⬛	Option Writing Risk—Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the U.S. Equity Dividend and Premium Fund and International Equity Dividend and Premium Fund write (sell) S&P 500® Index, MSCI EAFE Index (or other index or related ETF call options), they receive cash but limit their opportunity to profit from an increase in the market value of the applicable index beyond the exercise price (plus the premium received) of the option. In a rising market, the U.S. Equity Dividend and Premium Fund and the International Equity Dividend and Premium Fund could significantly underperform the market. The Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but a Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premium received. In a period of a sharply falling equity market, the Funds will likely also experience sharp declines in their net asset value.
⬛	Portfolio Turnover Rate Risk—The International Equity Dividend and Premium Fund and the International Tax-Managed Equity Fund may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
⬛	REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
⬛	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
⬛

Tax-Managed Investment Risk—Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Funds may be lower than the performance of similar Funds that are not tax-managed. This is because

RISKS OF THE FUNDS

the Investment Adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Funds to shareholders. A high percentage of each Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders. The U.S. Tax-Managed Equity Fund and the International Tax-Managed Equity Fund are not suitable investments for individual retirement accounts, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)	International Equity Dividend and Premium
200 West Street	International Tax-Managed Equity
New York, NY 10282	U.S. Tax-Managed Equity
U.S. Equity Dividend and Premium

GSAM has been registered as an investment adviser with the SEC since 1990 and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2016, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $[1.08] trillion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Funds):

⬛	Supervises all non-advisory operations of the Funds
⬛	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
⬛	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
⬛	Maintains the records of each Fund
⬛	Provides office space and all necessary office equipment and services

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable a Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of seed capital invested in a Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

SERVICE PROVIDERS

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended December 31, 2016
International Equity Dividend and Premium	0.81%	First $1 billion	[0.81]%
	0.73%	Next $1 billion
	0.69%	Next $3 billion
	0.68%	Next $3 billion
	0.67%	Over $8 billion
International Tax-Managed Equity	0.85%	First $1 billion	[0.85]%
	0.77%	Next $1 billion
	0.73%	Next $3 billion
	0.72%	Next $3 billion
	0.71%	Over $8 billion
U.S. Tax-Managed Equity	0.70%	First $1 billion	[0.70]%
	0.63%	Next $1 billion
	0.60%	Next $3 billion
	0.59%	Next $3 billion
	0.58%	Over $8 billion
U.S. Equity Dividend and Premium	0.75%	First $1 billion	[0.72]%	*
	0.68%	Next $1 billion
	0.65%	Next $3 billion
	0.64%	Next $3 billion
	0.63%	Over $8 billion

*	The Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

In addition to the management fee waiver described above, the Investment Adviser may waive a portion of its management fee from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement in 2016 for the Funds is available in the Funds’ Semi-Annual report dated June 30, 2016.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to [0.124%, 0.094%, 0.044%, and 0.014%] of average daily net assets for the International Equity Dividend and Premium, International Tax-Managed Equity, U.S. Tax-Managed Equity and U.S. Equity Dividend and Premium Funds, respectively, through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

FUND MANAGERS

Quantitative Investment Strategies Team

The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, development and maintenance of quantitative models and processes in combination with a qualitative overlay, asset allocation, risk budgeting and general oversight of research, implementation processes and the management of the Funds’ portfolios.

Quantitative Investment Strategies Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Gary Chropuvka, CFA Managing Director and Head of Quantitative Investment Strategies— Customized Beta Strategies	Portfolio Manager— International Equity Dividend and Premium International Tax-Managed Equity U.S. Tax-Managed Equity U.S. Equity Dividend and Premium	Since 2013 2013 2013 2013	Mr. Chropuvka is the head of Customized Beta Strategies business within GSAM’s Quantitative Investment Strategies (QIS) team, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. He also co-heads global client portfolio management for GSAM’s Quantitative and Fundamental Equities businesses. Previously, he was a Portfolio Manager for GSAM’s Quantitative Equity business, a position he held for seven years. Mr. Chropuvka originally joined GSAM in March 1998 as an analyst in the Private Equity Group and has been a member of the QIS team since 1999.
Osman Ali, CFA Managing Director	Portfolio Manager— International Tax-Managed Equity U.S. Tax-Managed Equity	Since 2014 2014	Mr. Ali joined the Investment Adviser as an analyst in 2005 and has been a portfolio manager since 2009.
Monali Vora, CFA Managing Director	Portfolio Manager— International Equity Dividend and Premium International Tax-Managed Equity U.S. Tax-Managed Equity U.S. Equity Dividend and Premium	Since 2010 2010 2010 2010	Ms. Vora is a member of the Customized Beta Strategies team. Prior to working in the Customized Beta Strategies team, she spent six years as a member of the QIS Equity Portfolio team. Ms. Vora joined the Investment Adviser in 2000.
Aron Kershner Vice President	Portfolio Manager— International Equity Dividend and Premium U.S. Equity Dividend and Premium	Since 2015 2015	Mr. Kershner is a Senior Portfolio Manager on the Quantitative Investment Strategies (QIS) team and joined the Investment Adviser in 2005.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds, see the SAI.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to Institutional and Service Shares and 0.19% of average daily net assets with respect to Class A, Class C and Class IR Shares, as applicable.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain

SERVICE PROVIDERS

services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Funds to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

Distributions

Each Fund pays distributions from its investment income and from net realized capital gains (although the International Tax-Managed Fund and the U.S. Tax-Managed Equity Fund attempt to minimize capital gains and income distributions in seeking its investment objective). You may choose to have distributions paid in:

⬛	Cash
⬛	Additional shares of the same class of the same Fund
⬛	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable Fund. If cash distributions are elected with respect to a Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Funds’ distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:

Fund	Investment Income Dividends	Capital Gains Distributions
International Equity Dividend and Premium	Quarterly	Annually
International Tax-Managed Equity	Annually	Annually
U.S. Tax-Managed Equity	Annually	Annually
U.S. Equity Dividend and Premium	Quarterly	Annually

In addition to the net investment income dividends declared and paid monthly or quarterly as applicable, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through the Distributor. Certain Authorized Institutions designated by the Funds may be authorized to accept, on behalf of a Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Funds, may designate other financial intermediaries to accept such orders.

The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?

You may purchase shares of the Funds through certain Authorized Institutions. In order to make an initial investment in a Fund you must furnish to your Authorized Institution the information in the account application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

Note: Authorized Institutions may receive different compensation for selling different share classes.

To open an account, contact your Authorized Institution. Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, the Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

Class IR Shares are not sold directly to the public. Instead, Class IR Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Class IR Shares through a plan level or omnibus account. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Authorized Institution and that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Class IR Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program.

Employee Benefit Plans generally may open an account and purchase Class IR Shares through Authorized Institutions, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Class IR Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.

What Is My Minimum Investment In The Funds?

For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through Authorized Institutions who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Authorized Institution purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

No minimum amount is required for initial purchases in Class IR Shares or additional investments in Institutional, Service or Class IR Shares.

There are no minimum purchase or account (minimum) requirements with respect to Service Shares. An Authorized Institution may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. An Authorized Institution may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including Goldman Sachs Trust (the “Trust”)) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Authorized Institution or the Funds’ Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?

If shares of a Fund are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Authorized Institution to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in Service Shares:

⬛	Personal and account maintenance services
⬛	Provide facilities to answer inquiries and respond to correspondence

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⬛	Act as liaison between the Authorized Institution’s customers and the Trust
⬛	Assist customers in completing application forms, selecting dividend and other options, and similar services
⬛	Shareholder administration services
⬛	Act, directly or through an agent, as the sole shareholder of record
⬛	Maintain account records for customers
⬛	Process orders to purchase, redeem and exchange shares for customers
⬛	Process payments for customers

Certain Authorized Institutions may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

⬛	A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund Shares when the order is accepted in proper form by the Transfer Agent or an Authorized Institution on a business day, and the order will be priced at the Fund’s current NAV per share adjusted for any applicable sales charge next determined after such acceptance. For shareholders that place trades directly with a Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Authorized Institutions of a Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact the Authorized Institution for more information.
⬛	Authorized Institutions are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Institution to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in this Prospectus. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Authorized Institutions; access to the Authorized Institutions’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Authorized Institutions for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Authorized Institution may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Authorized Institution may differ for different Authorized Institutions. The presence of these payments, receipt of these services and the basis on which an Authorized Institution compensates its registered representatives or salespersons may create an incentive for a particular Authorized Institution, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

⬛	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
⬛	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
⬛	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.
⬛	Provide for, modify or waive the minimum investment requirements.
⬛	Modify the manner in which shares are offered.
⬛	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Funds’ NAV, or if the

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Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Funds’ investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

To the extent a Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions. In addition, if the third party service providers and/or data sources upon which the Funds directly or indirectly rely to calculate their NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be followed to price the securities at the time of determining a Fund’s NAV.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

⬛	NAV per share of each share class is generally calculated by the fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
⬛	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Each Fund relies on various sources to calculate its NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares.  The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Institutions for Class A Shares of the Funds are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need to Know About Class A Shares’ CDSC?” below.
***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases by Employee Benefit Plans investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject to A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.

Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Authorized Institutions; or

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Authorized Institution by related parties of the shareholder, such as members of the same family or household.

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What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Institution agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

When Are Class A Shares Not Subject To A Sales Load?

Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

⬛	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
⬛	Qualified employee benefit plans of Goldman Sachs;
⬛	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
⬛	Any employee or registered representative of any Authorized Institution (or such Authorized Institutions’ affiliates and subsidiaries) or their respective spouses, or domestic partners, children and parents;
⬛	Banks, trust companies or other types of depository institutions;
⬛	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
⬛	Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares;”
⬛	Investors who purchase Class A Shares through an omnibus account sponsored by an Authorized Institution that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
⬛	Insurance company separate accounts that make the Funds available as an underlying investment in certain group annuity contracts;
⬛	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
⬛	Investment advisers investing for accounts for which they receive asset-based fees;
⬛	Accounts over which GSAM or its advisory affiliates have investment discretion;
⬛	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
⬛	State sponsored 529 college savings plans;
⬛	Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs; or
⬛	Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.

You must certify eligibility for any of the above exemptions on your account application and notify your Authorized Institution and the Funds if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

A Fund will grant you an exemption subject to confirmation of your eligibility by your Authorized Institution. You may be charged a fee by your Authorized Institution.

How Can The Sales Charge On Class A Shares Be Reduced?

⬛

Right of Accumulation:  When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A and/or Class C Shares of any of the

Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A and/or Class C Shares held at an Authorized Institution other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A and/or Class C Shares currently held will be valued at their current market value.

⬛	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?

You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.

Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. A commission equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

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COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES

What Else Do I Need To Know About The CDSC On Class A Or C Shares?

⬛	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
⬛	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
⬛	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
⬛	When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
⬛	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?

The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

⬛	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
⬛	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
⬛	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
⬛	Excess contributions distributed from an Employee Benefit Plan;
⬛	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
⬛	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
⬛	Satisfying the minimum distribution requirements of the Code;
⬛	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
⬛	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
⬛	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;
⬛	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
⬛	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.

You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?

Generally, Shares may be sold (redeemed) only through your Authorized Institution. Customers of an Authorized Institution will normally give their redemption instructions to the Authorized Institution, and the Authorized Institution will, in turn, place redemption orders with the Funds. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). Each Fund will generally redeem its Shares upon request on any business day the Fund is open at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Funds as described under “How to Buy Shares—Shares Offering.” A Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions. Other restrictions may apply in these situations.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee may be required if:

⬛	A request is made in writing to redeem Class A, Class C or Class IR Shares in an amount over $50,000 via check;
⬛	You would like the redemption proceeds sent to an address that is not your address of record; or
⬛	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

⬛	Telephone requests are recorded.
⬛	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
⬛	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
⬛	The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Authorized Institution. If your Shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
⬛	The telephone redemption option may be modified or terminated at any time without prior notice.
⬛	A Fund may allow redemptions via check up to $50,000 in Class A, Class C and Class IR Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

⬛	Redemption proceeds will normally be paid in federal funds, between one and three business days following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
⬛	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
⬛	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
⬛	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.

SHAREHOLDER GUIDE

⬛	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
⬛	None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or such financial intermediary.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

⬛	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
⬛	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Authorized Institutions may set times by which they must receive redemption requests. Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

⬛	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that a Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.
⬛	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. A Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
⬛	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
⬛	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
⬛	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
⬛	Charge an additional fee in the event a redemption is made via wire transfer.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.

You may reinvest redemption proceeds as follows:

⬛	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.

⬛	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
⬛	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

⬛	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
⬛	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
⬛	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee). However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
⬛	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
⬛	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Institution.
⬛	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.
⬛	Exchanges are available only in states where exchanges may be legally made.
⬛	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
⬛	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
⬛	Normally, a telephone exchange will be made only to an identically registered account.
⬛	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
⬛	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Authorized Institution, or you may check the appropriate box on the account application.

    SHAREHOLDER GUIDE

Can My Distributions From A Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV.
⬛	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of a Fund for shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
⬛	You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
⬛	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
⬛	Minimum dollar amount: $50 per month.
⬛	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
⬛	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Systematic Withdrawals Made On A Regular Basis?

You may redeem from your Class A or Class C Share account systematically via check or ACH transfer in any amount of $50 or more.

⬛	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
⬛	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
⬛	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
⬛	The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?

Authorized Institutions are responsible for providing any communication from a Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C or Class IR Shares and a monthly account statement if you invest in Institutional or Service Shares. If your account is held through your Authorized Institution, you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Authorized Institution or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. Each Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Funds’ Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A and Class C Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Authorized Institutions. Authorized Institutions seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25% and 0.75% of each applicable Fund’s average daily net assets attributed to Class A and Class C Shares, respectively. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

⬛	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
⬛	Commissions paid to Authorized Institutions;
⬛	Allocable overhead;
⬛	Telephone and travel expenses;
⬛	Interest and other costs associated with the financing of such compensation and expenses;
⬛	Printing of prospectuses for prospective shareholders;
⬛	Preparation and distribution of sales literature or advertising of any type; and
⬛	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% distribution fee for the Class A Shares as an ongoing commission to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS C PERSONAL AND ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

SERVICE SHARES SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

The Trust, on behalf of the U.S. Tax-Managed Equity Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Authorized Institutions are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Authorized Institution for its customers. Fees for personal and account maintenance services are paid pursuant to the Service Shares’ Service Plan and are subject to the requirements of Rule 12b-1 under the Investment Company Act. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

SHAREHOLDER GUIDE

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If a Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently.

In addition, a Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Authorized Institutions, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these Authorized Institutions may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain customers of the Authorized Institution. Authorized Institutions may also monitor their customers’ trading activities in the Funds. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Funds. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes (although each of the U.S. Tax-Managed Equity Fund and the International Tax-Managed Fund attempt to minimize capital gains and income distributions in seeking its investment objective). This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

The U.S. Equity Dividend and Premium Fund’s and International Equity Dividend and Premium Fund’s accrued income or loss each year from writing index call options (including unrealized gain or loss on any open positions) will, generally, under special mark-to-market tax rules applicable to those transactions, be treated as 40% short-term capital gain or loss and 60% long-term capital gain or loss; this will, in turn, affect the amount and character of the Fund’s distributions to you under the rules described in the preceding sentence.

Under current provisions of the Code, the maximum individual rate applicable to qualified dividend income and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts (and, as described below, may also be subject to an additional Medicare tax of 3.8%). Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the preferential rate described above, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Because of the U.S. Equity Dividend and Premium Fund’s and International Equity Dividend and Premium Fund’s practice of writing S&P 500® Index, MSCI EAFE Index, other national or regional indices or related ETF call options, the possibility exists that an overlap between the Fund’s equity investments and the components of the indices if substantial enough, might cause a deferral of the Funds’ recognition of losses for tax purposes or a reduction in the amount of the Funds’ distributions that qualify for the favorable tax rate applicable to dividends. The Funds intend to manage their investments in a manner designed to avoid these adverse tax results to the extent reasonably practicable, but there is no assurance that the Funds will accomplish this objective at all times.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the

TAXATION

International Equity Dividend and Premium and International Tax-Managed Equity Funds may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you to either (i) credit (subject to certain holding period and other limitations) that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.

The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of this Prospectus. If your account is held with an Authorized Institution, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. It is expected that the Funds will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends (effective January 1, 2019) and redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

Investments in the U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Fund are subject to the tax risks described previously under “Principal Risks of the Funds.”

Appendix A

Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, master limited partnerships (“MLPs”), other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets a Fund invests therein.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

A rising interest rate environment could cause the value of a Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among

APPENDIX A

other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Writing Index Call Options.  When the U.S. Equity Dividend and Premium Fund and International Equity Dividend and Premium Fund write (sell) S&P 500® Index and MSCI EAFE Index (or other index or related ETF) call options, respectively, they forego the opportunity to benefit from an increase in the value of the relevant index above the exercise price (plus the premium received) of the option, but each Fund continues to bear the risk of a decline in the value of the relevant index. As the seller of the index call options, the U.S. Equity Dividend and Premium Fund and the International Equity Dividend and Premium Fund receive cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of an index call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund retains the premium and makes no payments to the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market value of the index determine the gain or loss realized by a Fund as the seller of the index call option. The Funds can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by a Fund.

There is no assurance that a liquid market will be available at all times for the Fund to write call options or to enter into closing purchase transactions. In addition, the premiums the Funds receive for writing call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. For more information see “Portfolio Securities and Techniques—Options on Securities, Securities Indices and Foreign Currencies.”

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies.  The Funds may, to the extent consistent with their respective investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments.  The Funds may make foreign investments, although the U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund may only invest in foreign issuers that are traded in the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S.

dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries.  Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be

APPENDIX A

computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of a Fund’s currency exposure in emerging countries may not be covered by those techniques. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by those techniques.

Foreign Custody Risk.  A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments.  The Funds may invest in derivative instruments, including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Investing for nonhedging purposes presents greater risk of loss.

Derivatives Regulatory Risk.  In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment result.

Risks of Equity Swap Transactions.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock (or group of stocks). Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock (or group of stocks), as adjusted for interest payments or other economic factors.

APPENDIX A

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligations under the swap.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, or the creditworthiness of the counterparty, the Funds may suffer a loss, which may be substantial.

Risks of Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities in which some or all of the Funds may invest include:

⬛	Both domestic and foreign securities that are not readily marketable
⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by a Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by an NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality.

A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB– or Baa3). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks.  Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

⬛	U.S. Government Securities
⬛	Commercial paper rated at least A-2 by Standard & Poor’s; P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
⬛	Certificates of deposit
⬛	Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities.  Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions.  Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

APPENDIX A

Certain Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

A Fund is not required to post cash collateral with its non-U.S. counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with U.S. counterparties). Because a Fund’s non-U.S. counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Structured Securities.  Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative instruments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities may also include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

REITs.  Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and write (sell) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges (except that the U.S. Equity Dividend and Premium Fund and Tax-Managed Equity Fund may only engage in futures transactions with respect to U.S. equity indices).

Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

⬛	While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.

APPENDIX A

⬛	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
⬛	The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
⬛	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
⬛	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
⬛	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
⬛	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps and Index Swaps.  Each Fund may invest in equity swaps and index swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index.

The value of swaps can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, swaps may be illiquid, and a Fund may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved the by Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities.  The International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1⁄3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

Short Sales Against-the-Box.  Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Stock Purchase Rights.  Each Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies.  Each Fund may invest in securities of other investment companies including ETFs, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

APPENDIX A

Unseasoned Companies.  Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations.  Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations.  Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings.  Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed) for temporary or emergency purposes. A Fund generally may not make additional investments if borrowings exceed 5% of its net assets.

Mortgage Dollar Rolls.  The International Tax-Managed Equity Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  Certain Funds may enter into swap transactions and option agreements, including interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Certain Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

APPENDIX A

Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC-staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.

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Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by [    ], whose report, along with the Funds’ financial statements, is included in a Funds’ most recent annual report (available upon request).

[To be updated]

Appendix C

Additional Information About Sales Charge Variations, Waivers and Discounts

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus.

In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary for questions regarding your eligibility and to receive the most current information with respect to your Intermediary’s policies on sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from a Fund or through another Intermediary to receive these waivers or discounts.

The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary which the Intermediary has represented is current as of the date of the Prospectus. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Investment Adviser or the Distributor.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

⬛	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
⬛	Shares purchased by or through a 529 Plan
⬛	Shares purchased through a Merrill Lynch affiliated investment advisory program
⬛	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
⬛	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
⬛	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
⬛	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
⬛	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
⬛	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
⬛	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch

⬛	Death or disability of the shareholder
⬛	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
⬛	Return of excess contributions from an IRA Account
⬛	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
⬛	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
⬛	Shares acquired through a right of reinstatement

⬛	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent

⬛	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
⬛	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Tax-Advantaged Equity Funds Prospectus

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.gsamfunds.com/.

From time to time, certain announcements and other information regarding the Funds may be found at

http://www.gsamfunds.com/announcements-ind for individual investors or

http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

	Institutional & Service	Retail
⬛ By telephone:	1-800-621-2550	1-800-526-7384
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

[CODE]	The Fund’s investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman, Sachs & Co.

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL [28], 2017

FUND	CLASS A SHARES	CLASS C SHARES	INSTITUTIONAL SHARES	CLASS IR SHARES	CLASS R SHARES	CLASS R6 SHARES	SERVICE SHARES
GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND	GARTX	GCRTX	GJRTX	GSRTX	GRRTX	GARUX	—

GOLDMAN SACHS COMMODITY STRATEGY FUND	GSCAX	GSCCX	GCCIX	GCCTX	GCCRX	GCCUX	—

GOLDMAN SACHS DYNAMIC ALLOCATION FUND	GDAFX	GDCFX	GDIFX	GDHFX	GDRFX	GDHUX	—

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND	GMSAX	GMSCX	GMSSX	GFIRX	GFFRX	—	—

GOLDMAN SACHS REAL ESTATE SECURITIES FUND	GREAX	GRECX	GREIX	GRETX	GRERX	GREUX	GRESX

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND	GIRAX	GIRCX	GIRIX	GIRTX	—	GIRUX	—

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND	GARGX	GARKX	GARSX	GARJX	GARHX	GARVX	—

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND	GSPAX	GSPQX	GSPKX	GVIRX	—	—	—

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND	GIDAX	GIDCX	GIDHX	GIRVX	—	—	—

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND	GCTAX	GCTCX	GCTIX	GQIRX	—	—	GCTSX

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND	GATMX	GCTMX	GHTMX	GITRX	—	—	—

(Select Satellite, Real Estate Securities and Tax-Advantaged Equity Funds of Goldman Sachs Trust)

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectuses for the Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, and Goldman Sachs International Tax-Managed Equity Fund, each dated April [28], 2017, as they may be further amended and/or supplemented from time to time (the “Prospectuses”), and which may be obtained without charge from Goldman, Sachs & Co. by calling the applicable telephone number, or writing to one of the addresses, listed below or from institutions (“Authorized Institutions”) acting on behalf of their customers.

The audited financial statements and related report of [            ], independent registered public accounting firm for each Fund, contained in each Fund’s 2016 Annual Report, are incorporated herein by reference in the section “FINANCIAL STATEMENTS.” No other portions of each Fund’s Annual Report are incorporated by reference herein. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll-free at 1-800-526-7384 (for Class A, Class C, Class IR and Class R Shareholders) or 1-800-621-2550 (for Class R6, Institutional and Service Shares Shareholders). GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is April [28], 2017.

i

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street New York, New York 10282	GOLDMAN, SACHS & CO. Distributor 200 West Street New York, New York 10282

GOLDMAN, SACHS & CO. Transfer Agent 71 South Wacker Drive Chicago, Illinois 60606

Toll-free (in U.S.) 800-526-7384 (for Class A, Class C, Class IR and Class R Shares Shareholders) or 800-621-2550 (for Class R6, Institutional and Service Shares Shareholders).

ii

INTRODUCTION

Goldman Sachs Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Absolute Return Tracker Fund (“Absolute Return Tracker Fund”), Goldman Sachs Commodity Strategy Fund (“Commodity Strategy Fund”), Goldman Sachs Dynamic Allocation Fund (“Dynamic Allocation Fund”), Goldman Sachs Managed Futures Strategy Fund (“Managed Futures Strategy Fund”), Goldman Sachs Real Estate Securities Fund (“Real Estate Securities Fund”), Goldman Sachs International Real Estate Securities Fund (“International Real Estate Securities Fund”), Goldman Sachs Global Real Estate Securities Fund (“Global Real Estate Securities Fund”), Goldman Sachs U.S. Equity Dividend and Premium Fund (“U.S. Equity Dividend and Premium Fund”), Goldman Sachs International Equity Dividend and Premium Fund (“International Equity Dividend and Premium Fund”), Goldman Sachs U.S. Tax-Managed Equity Fund (“U.S. Tax-Managed Equity Fund”), and Goldman Sachs International Tax-Managed Equity Fund (“International Tax-Managed Equity Fund”) (collectively referred to herein as the “Funds”).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders, and have created the Funds and other series pursuant thereto. Additional series may be added in the future from time to time. The Real Estate Securities Fund currently offers seven classes of shares: Class A Shares, Class C Shares, Class R Shares, Class IR Shares, Class R6 Shares, Institutional Shares and Service Shares. The Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Global Real Estate Securities Fund currently offer six classes of shares: Class A Shares, Class C Shares, Class R Shares, Class IR Shares, Class R6 Shares and Institutional Shares. The Managed Futures Strategy Fund currently offers five classes of shares: Class A Shares, Class C Shares, Class R Shares, Class IR Shares and Institutional Shares. The U.S. Tax- Managed Equity Fund currently offers five classes of shares: Class A Shares, Class C Shares, Class IR Shares, Institutional Shares and Service Shares. The International Real Estate Securities Fund currently offers five classes of shares: Class A Shares, Class C Shares, Class IR Shares, Class R6 Shares and Institutional Shares. The U.S. Equity Dividend and Premium Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund currently offer four classes of shares: Class A Shares, Class C Shares, Class IR Shares and Institutional Shares. See “SHARES OF THE TRUST.”

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Each Fund’s custodian is JPMorgan Chase Bank, N.A. (“JPMorgan Chase”).

The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s investment objective will be achieved. Each of the Absolute Return Tracker Fund, U.S. Equity Dividend and Premium Fund, International Equity Dividend and Premium Fund, U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Fund is a diversified, open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “Act” or “1940 Act”). Each of the Commodity Strategy Fund, Dynamic Allocation Fund, Managed Futures Strategy Fund, Real Estate Securities Fund, International Real Estate Securities Fund and Global Real Estate Fund is a non-diversified, open-end management investment company (as defined in the Act). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, to the extent required by U.S. Securities and Exchange Commission (“SEC”) regulations including Rule 35d-1 under the Act and the SEC’s interpretive positions thereunder, shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in each of the Real Estate Securities Fund’s, International Real Estate Securities Fund’s, Global Real Estate Securities Fund’s, U.S. Equity Dividend and Premium Fund’s, International Equity Dividend and Premium Fund’s, U.S. Tax-Managed Equity Fund’s or International Tax-Managed Equity Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

Each of the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may pursue its investment objective by investing up to 25% of its total assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (with respect to the Absolute Return Tracker Fund, the “ART Subsidiary,” with respect to the Commodity Strategy Fund, the “CSF Subsidiary,” with respect to the Dynamic Allocation Fund, the “DAF Subsidiary,” with respect to the Managed Futures Strategy Fund, the “MFS Subsidiary” and together, the “Subsidiaries”). The Subsidiaries are advised by GSAM and are generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund or Managed Futures Strategy Fund, as applicable; however, the Subsidiaries (unlike the Funds) are able to invest without limitation in commodity index-linked securities and other commodity-linked securities and derivative instruments. Each Fund and its respective Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary complies with requirements to identify cash or liquid assets on its books to the same extent as the Funds. For more information about these practices, see “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Asset Segregation.” By investing in the Subsidiaries, each Fund is indirectly exposed to the risks associated with its respective Subsidiary’s investments. The derivatives and other investments held by the Subsidiaries are subject to the same risks that would apply to similar investments if held directly by the Funds. See below “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Subsidiaries.

The Trust, on behalf of the U.S. Equity Dividend and Premium Fund, U.S. Tax-Managed Equity Fund and Global Real Estate Securities Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO under the CEA.

The Investment Adviser is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund, Managed Futures Strategy Fund and the Subsidiaries. The Investment Adviser is exempt from certain Commodity Futures Trading Commission (“CFTC”) recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the Subsidiaries.

In addition, the Investment Adviser has claimed temporary relief from registration as a CPO under the CEA for the International Real Estate Securities Fund, Real Estate Securities Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund, and therefore is not subject to registration or regulation as a CPO under the CEA.

The following discussion supplements the information in the Funds’ Prospectuses.

General Information Regarding the Funds (except the Managed Futures Strategy Fund)

The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts (“REITs”) and, with respect to the Real Estate Securities Fund, International Real Estate Securities Fund and Global Real Estate Securities Fund, other real estate industry companies, including REIT-like entities or real estate operating companies whose products and services are related to the real estate industry, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, shares of other investment companies (including exchange-traded funds (“ETFs”)), warrants and stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified. For the Dynamic Allocation Fund, U.S. Tax-Managed Equity Fund, and International Tax-Managed Equity Fund, the Investment Adviser utilizes advanced quantitative tools for both stock selection and portfolio construction. For rebalancings, the computer optimizer calculates numerous security combinations and numerous weightings to identify an efficient risk/return given the Fund’s benchmark.

Absolute Return Tracker Fund

The Absolute Return Tracker Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Fund’s Investment Adviser believes that hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”) and “Trading Strategies” involving long and/or short positions in Market Exposures and/or individual securities or baskets of securities. In seeking to meet its investment objective, the Fund uses a dynamic investment process to seek to identify the appropriate weights to Market Exposures and Trading Strategies that approximate the return and risk patterns of specific hedge fund sub-strategies. The hedge fund sub-strategies whose returns the Fund seeks to approximate include, but are not limited to, Equity Long Short, Event Driven, Relative Value, and Macro sub-strategies (each a “Hedge Fund Sub-Strategy”). The Fund allocates to the relevant Market Exposures and Trading Strategies of each of the Hedge Fund Sub-Strategies based on the weights of these Hedge Fund Sub-Strategies in the industry. To establish the Market Exposures and Trading Strategies that drive the returns of the Hedge Fund Sub-Strategies the Investment Adviser uses industry analysis of hedge funds, including hedge fund return databases, prime brokerage reports, industry participants and regulatory filings and other public sources. The Investment Adviser then applies a quantitative methodology, in combination with a qualitative overlay, to assess the appropriate weight to each Market Exposure and Trading Strategy. The Fund may seek to establish long and/or short positions in a multitude of Market Exposures, including but not limited to:

•	U.S. and non-U.S. (including emerging market) equity indices;

•	U.S. and non-U.S. (including emerging market) fixed income indices;

•	Credit indices;

•	Interest rates;

•	Commodity indices;

•	Master limited partnership (“MLP”) indices;

•	Foreign currency exchange rates;

•	Baskets of top positions held by hedge funds;

•	Single stocks and single commodities;

•	Volatility; and

•	Market momentum / trends.

The Fund invests in instruments that the Investment Adviser believes will assist the Fund in gaining exposure to the Market Exposures. The instruments in which the Fund may invest include, but are not limited to:

•	Equity securities (including securities that may convert into equity securities);

•	U.S. corporate bonds and other fixed income securities (including non-investment grade fixed income securities);

•	Futures (including equity index futures, interest rate futures, bond futures and volatility futures);

•	Swaps (including total return swaps and credit default swaps on indices);

•	Options (including listed equity index put and call options, listed government bond future put and call options and swaptions);

•	Structured notes (including commodity linked notes);

•	ETFs;

•	Forward contracts (including currency forward contracts on developed and emerging markets currencies);

•	Wholly-owned subsidiary;

•	Asset and mortgage-backed securities and REITs

•	U.S. Government Securities, including agency debentures, and other high quality debt securities; and

•	Cash equivalents.

The Fund seeks to gain exposure to the commodities markets by investing in the ART Subsidiary. The ART Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure. The Fund may invest up to 25% of its total assets in the ART Subsidiary. The ART Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps on commodity indexes, sub-indexes and single commodities, as well as commodity (U.S. or foreign) futures, commodity options and commodity-linked notes). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. The value of these commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the ART Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the instrument. Neither the Fund nor the ART Subsidiary invests directly in physical commodities. The ART Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

The Fund may from time to time hold foreign currencies. Additionally, as a result of the Fund’s use of derivatives, the Fund may also hold as collateral significant amounts of U.S. Treasury or short-term investments, including money market funds, repurchase agreements, cash and time deposits. In managing the collateral portion of the Fund’s investment strategy, the Investment Adviser generally seeks capital preservation.

The weighting of a Market Exposure or Trading Strategy within the Fund may be positive or negative. A negative weighting will result from establishing a short position with respect to a Market Exposure or Trading Strategy. As a result of the Fund’s negative weightings in various Market Exposures from time to time, the Fund’s net asset value (“NAV”) per share may decline during certain periods, even if the value of any or all of the Market Exposures or Trading Strategies increases during that time. Additionally, the sum of the Fund’s target weightings to each Market Exposure or Trading Strategy may not equal 100%.

The Fund does not invest in hedge funds.

From time to time, the Investment Adviser will monitor, and may make changes to, the selection or weight of individual or groups of securities, currencies or markets in the Fund. Such changes (which may be the result of changes in the Fund’s quantitative methodology, the manner of applying the Fund’s quantitative methodology or the judgment of the Investment Adviser) may include: (i) evolutionary changes to the structure of Fund’s quantitative methodology (e.g., changing the methodology, adding or removing asset classes); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes to the weight of individual or groups of securities, currencies or markets in the Fund based on the Investment Adviser’s judgment. Any such changes will preserve the Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting investments using a disciplined investment process.

Commodity Strategy Fund

The Commodity Strategy Fund’s investment objective is to seek long-term total return. The Fund primarily gains exposure to the commodities markets by investing in the CSF Subsidiary. The CSF Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps), which expose the CSF Subsidiary and the Fund economically to movements in commodity prices.

The Commodity Strategy Fund seeks to provide exposure to the commodity markets and returns that correspond to the performance of the S&P GSCI Total Return Index (Gross, USD, Unhedged) (“S&P GSCI”) or other similar indices by investing, through the CSF Subsidiary, in commodity-linked investments. The S&P GSCI is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodity markets. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The principles behind the construction of the index are public and designed to allow easy and cost-efficient investment implementation. Possible means of implementation include the purchase of S&P GSCI-related instruments, such as the S&P GSCI futures contract traded on the Chicago Mercantile Exchange (CME) or over-the-counter derivatives, or the direct purchase of the underlying futures contracts. As of March 31, 2016, weights were:

Energy: 54.85%

Industrial Metals: 9.85%

Precious Metals: 5.15%

Agriculture: 20.17%

Livestock: 9.99%

The Fund also attempts to enhance returns by investing in fixed income securities. The Fund may invest in U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities and structured notes based on the performance of a broad-based commodities index and other commodity-linked derivative securities.

Dynamic Allocation Fund

The Fund seeks to achieve its investment objective by investing primarily in ETFs, stocks, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. The investments include, among others, commodity index-linked structured notes, index futures and credit default swaps. The Investment Adviser manages the Fund dynamically by changing the Fund’s allocations to these asset classes based on the Investment Adviser’s tactical views and in response to changing market conditions.

The Investment Adviser’s Quantitative Investment Strategies Group (“QIS Group”) uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocating to, and within, the asset classes in which the Fund invests. The Fund’s tactical allocation models use financial, economic and other factors that seek to capture the expected return and expected volatility of global asset classes across markets. In allocating to each of the Fund’s asset classes—including, but not limited to, equities, fixed income, and commodities—the Investment Adviser may consider the expected volatility of the Fund’s overall portfolio and the risk and return contribution of each asset class. The asset classes used by the Fund’s tactical allocation models may vary. Moreover, not all of the Fund’s asset classes may contribute to expected portfolio volatility at a given time, due to market opportunities, compliance with regulatory constraints, changes in the Fund’s investment process, or other factors.

Within a given asset class, the QIS Group will consider a number of factors in selecting individual securities and investment types, including: cost, trading volume and efficiency and regulatory considerations. In certain asset classes, the Investment Adviser may also consider financial, economic and other factors in selecting securities (e.g., individual stocks), and will select securities that it believes will generate greater capital appreciation relative to a passive investment in the relevant asset class. The Investment Adviser will also seek passive exposure to certain asset classes. Additionally, as a measure against inflation, the Fund will typically allocate some portion of its assets to commodity linked instruments and TIPS, asset classes that are intended to provide (and have historically provided) higher returns during inflationary periods. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds. On a regular basis (typically monthly), the Investment Adviser will assess the risk contribution of each asset class and rebalance accordingly.

The Investment Adviser will tactically shift the Fund’s portfolio weightings among, and within, the different asset classes both to take advantage of changing market opportunities for greater capital appreciation and in response to changing market risk conditions. At any given time, the Fund will establish overweight positions in those asset classes (or individual investments) that the Investment Adviser believes will outperform relative to other asset classes (or individual investments) and hold underweight positions in those asset classes (or individual investments) that the Investment Adviser believes will underperform on a relative basis. Additionally, the Investment Adviser may adjust the Fund’s asset class allocation based on the information provided by its Market Sentiment Indicator (the “Indicator”). The Indicator is a proprietary composite of various measures of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to Treasury bonds. When those spreads widen, this can indicate higher levels of uncertainty or distress in financial markets. When the Indicator signals high market distress, the Investment Adviser may allocate more of the Fund’s assets to cash or other less risky assets. There is no guarantee that the Investment Adviser’s asset allocation model or Indicator will be successful predictors of future market activity. The Investment Adviser may also establish a short position for the Fund with respect to an asset class that the Investment Adviser believes will underperform over a particular time period. The Fund may also use leverage (e.g., by borrowing or through derivatives). As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund may take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles. The Fund may also gain exposure to the commodities markets by investing in the DAF Subsidiary. The DAF Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure. The Fund may invest up to 25% of its total assets in the DAF Subsidiary. The DAF Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. The value of these commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the DAF Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the instrument. Neither the Fund nor the DAF Subsidiary invests directly in physical commodities. The DAF Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

From time to time, the Investment Adviser will monitor, and may make changes to, the selection or weight of individual or groups of securities, currencies or markets in the Fund. Such changes (which may be the result of changes in the Investment Adviser’s asset allocation models, the method of applying the asset allocation models or the judgment of the Investment Adviser) may include: (i) evolutionary changes to the structure of the asset allocation models (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes to the weight of individual or groups of securities, currencies or markets in the Fund based on the Investment Adviser’s judgment. Any such changes will preserve the Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting investments using a disciplined investment process.

Real Estate Securities, International Real Estate Securities and Global Real Estate Securities Funds

The investment objective of each of the Real Estate Securities Fund, International Real Estate Securities Fund and Global Real Estate Securities Fund is to seek total return comprised of long-term growth of capital and dividend income.

The investment strategy of each Fund is based on the premise that property market fundamentals are the primary determinant of growth which underlies the success of companies in the real estate industry. Each Fund’s research and investment process focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability over time. This process is comprised of real estate market research and securities analysis. The Investment Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate market, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The Investment Adviser will attempt to purchase securities so that its underlying portfolio will be varied geographically and by property type.

U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds

The U.S. Equity Dividend and Premium Fund’s investment objective is to seek to maximize income and total return. The International Equity Dividend and Premium Fund’s investment objective is to seek to maximize total return with an emphasis on income.

Stock Selection and Portfolio Construction. The U.S. Equity Dividend and Premium Fund seeks to maintain an equity portfolio that will produce a gross return similar to that of its equity benchmark, the S&P 500® Index. The International Equity Dividend and Premium Fund seeks to maintain an equity portfolio that will produce a gross return similar to that of its equity benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged). However, because of the impact of call options written by each Fund, the return of each Fund is not expected to closely track its benchmark, even if the return of the portfolio securities held by each Fund resembles the return of the benchmark. In addition, the return of each Fund may trail the return of its benchmark for short or extended periods of time.

Generally, each Fund will seek to hold certain of the higher dividend paying stocks within each industry and sector while still maintaining industry and sector weights that are similar to those of its benchmark. The Investment Adviser will consider annualized dividend yields, scheduled dividend record dates and any extraordinary dividends when evaluating securities. The Investment Adviser will generally not seek to outperform the benchmark through active security selection.

The Investment Adviser will use proprietary quantitative techniques, including optimization tools, a risk model, and a transactions cost model, in combination with a qualitative overlay, in identifying a portfolio of stocks that it believes may enhance expected dividend yield while limiting deviations when compared to the benchmark. Deviations are constrained with regards to position sizes, industry weights, sector weights, volatility as compared to the market (i.e., Beta) and estimated tracking error.

From time to time, the Investment Adviser will monitor, and may make changes to, the selection or weight of individual or groups of securities, currencies or markets in a Fund. Such changes (which may be the result of changes in the quantitative techniques, the manner of applying these quantitative techniques or the judgment of the Investment Adviser) may include: (i) evolutionary changes to the structure of these quantitative techniques (e.g., changing the calculation of the algorithm); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses options); or (iii) changes to the weight of individual or groups of securities, currencies or markets in a Fund based on the Investment Adviser’s judgment. Any such changes will preserve a Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting investments using a disciplined investment process.

Call Writing. Each Fund will regularly write call options in order to generate additional cash flow. It is anticipated that the calls will typically be written against the relevant Fund’s benchmark or against ETFs linked to the relevant benchmark or against other national or regional indices. The goal of each Fund’s call writing is to generate an amount of premium that, when annualized and added to each Fund’s expected dividend yield, provides an attractive level of cash flow. Call writing, however, entails certain risks.

The Investment Adviser anticipates generally writing index call options, or call options on ETFs, with expirations of three months or less. Outstanding call options will be rolled forward upon expiration, so that there will generally be some options outstanding.

U.S. Tax-Managed Equity and International Tax-Managed Equity Funds

The U.S. Tax-Managed Equity Fund’s investment objective is to seek to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities. The International Tax-Managed Equity Fund’s investment objective is to seek to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Quantitative Style. The U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are managed using both quantitative and fundamental techniques, in combination with a qualitative overlay. The Funds’ investment process and the proprietary multifactor models used to implement it are discussed below.

Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the U.S. Tax-Managed Equity Fund, and international equity investments for the International Tax-Managed Equity Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (the “Multifactor Models”) to forecast the returns of individual securities.

The Multifactor Models rely on some or all of the following investment themes to forecast the returns of individual securities (although additional themes may be added in the future without prior notice):

•	Valuation: The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

•	Quality: The Quality theme assesses both firm and management quality.

•	Momentum: The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

•	Profitability: The Profitability theme assesses whether a company is earning more than its cost of capital.

•	Management: The Management theme assesses the characteristics, policies and strategic decisions of company management.

•	Sentiment: The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

In building a diversified portfolio for the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each Fund’s benchmark. Each Fund’s portfolio is primarily composed of securities that the Investment Adviser believes maximizes the portfolio’s risk/return tradeoff and has risk characteristics and industry weightings similar to that of the Russell 3000® Index for the U.S. Tax-Managed Equity Fund, and the MSCI EAFE Index for the International Tax-Managed Equity Fund.

Multifactor Models. The Multifactor Models are systematic rating systems that seek to forecast the returns of different equity markets, currencies and individual equity investments according to fundamental and other investment characteristics. Each Fund uses one or more Multifactor Models, in combination with a qualitative overlay, that seek to forecast the returns of securities in its portfolio. Each Multifactor Model may incorporate common variables including, but not limited to, measures of value, price, momentum, profitability, quality, management and sentiment. The Investment Adviser believes that all of the factors used in the Multifactor Models impact the performance of the securities, currencies and markets in the forecast universe. As a result of the qualitative overlay, the Funds’ investments may not correspond to, and the Funds may invest in securities, currencies and markets other than, those generated by the Multifactor Models.

The weightings assigned to the factors in the Multifactor Models can be but are not necessarily derived using a statistical formulation that considers each factor’s historical performance, volatility and stability of ranking in different market environments, and judgment. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than traditional investment processes. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that each Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

From time to time, the Investment Adviser will monitor, and may make changes to, the selection or weight of individual or groups of securities, currencies or markets in a Fund. Such changes (which may be the result of changes in the Multifactor Models, the method of applying the Multifactor Models, or the judgment of the Investment Adviser) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes to the weight of individual or groups of securities, currencies or markets in a Fund based on the Investment Adviser’s judgment. Any such changes will preserve a Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting investments using a disciplined investment process.

Other Information. Because normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund’s net assets. Additionally, the Funds may purchase futures contracts to manage their cash position. For example, if cash balances are equal to 5% of the net assets, a Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

General Information Regarding the Managed Futures Strategy Fund

The Managed Futures Strategy Fund’s investment objective is to seek to generate long-term absolute return. The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, ETFs, and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits. The Fund’s investments will be made without restriction as to issuer capitalization, country, currency, maturity, or credit rating.

The Investment Adviser seeks to identify price trends in various asset classes over short-, medium-, and long-term horizons via a proprietary investment model, in combination with a qualitative overlay. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset will primarily be related to the strength of the overall trend identified by the investment model.

The Fund may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may use leverage (e.g., by borrowing or through derivatives). As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund may seek exposure to the commodities markets by investing in commodity index-linked structured notes. The Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles. Although it does not currently intend to do so, the Fund may also invest through a wholly-owned subsidiary, which would be advised by the Investment Adviser and would seek to gain commodities exposure. Such investments would be made only to the extent permissible under applicable law then in effect, or in reliance upon a private letter ruling from the IRS or an opinion of counsel, or other applicable guidance or relief provided by the IRS or other agencies.

From time to time, the Investment Adviser will monitor, and may make changes to, the selection or weight of individual or groups of securities, currencies or markets in the Fund. Such changes (which may be the result of changes in the proprietary investment model, the method of applying the model or the judgment of the Investment Adviser) may include: (i) evolutionary changes to the structure of the model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes to the weight of individual or groups of securities, currencies or markets in the Fund based on the Investment Adviser’s judgment. Any such changes will preserve the Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting investments using a disciplined investment process.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

Asset Segregation

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party futures commission merchant (“FCM”) or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Bank Obligations

Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Funds may invest in deposits in U.S. and European banks satisfying the standards set forth above.

Collateralized Debt Obligations

The Commodity Strategy Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management and other administrative fees.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 (the “1933 Act”) for resales of certain securities to qualified institutional buyers, and such securities may be characterized by the Funds as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper and Other Short-Term Corporate Obligations

The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Commodity-Linked Investments

The Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Absolute Return Tracker Fund, Commodity Strategy Fund and Dynamic Allocation Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the Subsidiaries. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund and/or a Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Funds’ investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Funds’ investments are expected to exhibit low or negative correlation with stocks and bonds.

Because commodity-linked investments are available from a relatively small number of issuers, a Fund’s investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

For the Commodity Strategy Fund, the Investment Adviser generally intends to invest in commodity-linked investments whose returns are linked to the S&P GSCI. However, the Commodity Strategy Fund is not an index fund and the Investment Adviser may make allocations that differ from the weightings in the S&P GSCI.

Convertible Securities

Each Fund (other than the Dynamic Allocation Fund and Managed Futures Strategy Fund) may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.

Corporate Debt Obligations

Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. The U.S. Equity Dividend and Premium Fund, International Equity Dividend and Premium Fund, U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Fund may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate debt obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s NAV.

Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Currency Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps, Index Swaps, Interest Rate Swaps and Interest Rate Caps, Floors and Collars

The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Commodity Strategy Fund, Dynamic Allocation Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund may enter into mortgage, credit, total return, index and interest rate swaps for hedging purposes or to seek to increase total return. The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Commodity Strategy Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund may also enter into currency swaps for both hedging purposes and to seek to increase total return. The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Commodity Strategy Fund, Dynamic Allocation Fund and U.S. Tax-Managed Equity Fund may enter into other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. The Absolute Return Tracker Fund may enter into currency, mortgage, credit, total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars in an attempt to match the returns of the Market Exposures. The Managed Futures Strategy Fund may enter into index, interest rate, mortgage, credit, currency and total return swaps for both hedging purposes and to seek to increase total return. The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Commodity Strategy Fund, Dynamic Allocation Fund Fund and U.S. Tax-Managed Equity Fund may also purchase and write (sell) options on swaps, commonly referred to as swaptions.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices.

Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Index swaps involve the exchange by a Fund with another party of payments based on a notional principal amount of a specified index or indices. Credit swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security, or pool of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Because interest rate, mortgage swaps and interest rate caps, floors and collars are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

To the extent that a Fund’s exposure in a transaction involving a swap, a swaption, or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC guidance or otherwise, the Funds and the Investment Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

As a result of new rules adopted in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The use of swaps, swaptions and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if a Fund invests in cleared swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps.

Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.

Custodial Receipts and Trust Certificates

Each Fund (except the Managed Futures Strategy Fund) may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds

The Commodity Strategy Fund’s investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See “TAXATION.”

Events Relating to the Mortgage- and Asset-Backed Securities Markets and the Overall Economy

The unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008 and 2009 resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market contributed to increased volatility and diminished expectations for the economy and markets going forward, and contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Between 2008 and 2009, the market for Mortgage-Backed Securities (as well as other asset-backed securities) was particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Department of the Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. Government of Freddie Mac and Fannie Mae. The global markets also saw an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union (the “EU”), including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the EU itself. Concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.

These events may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities which may be held by certain of the Funds. Additionally, a lack of credit liquidity, adjustments of mortgages to higher rates and decreases in the value of real property have occurred and may reoccur, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgaged-Backed Securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by a Fund.

The U.S. Government, the Federal Reserve, the U.S. Treasury, the SEC, the Federal Deposit Insurance Corporation (the “FDIC”) and other governmental and regulatory bodies have taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the U.S. Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and the promulgation of additional regulations in this area could affect these securities. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities which may be held by a Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities which may be held by a Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the FDIC may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that are owned by a Fund.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which certain of the Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that a Fund may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities and other asset-backed securities are subject to widening and increased volatility due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgaged-Backed Securities and other asset-backed securities in which certain of the Funds may invest) and increased unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by a Fund may experience further declines after they are purchased by a Fund.

Equity Swaps

Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. The Absolute Return Tracker Fund may enter into equity swaps in an attempt to match the returns of the Market Exposures. Equity swaps may also be used for hedging purposes or to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets identified on the Funds’ books to cover the Funds’ exposure, the Funds and their Investment Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Foreign Investments

The Real Estate Securities Fund, Global Real Estate Securities Fund and Managed Futures Strategy Fund may invest a portion of their assets, and each of the International Real Estate Securities Fund, Commodity Strategy Fund, Dynamic Allocation Fund, International Tax-Managed Equity Fund and International Equity Dividend and Premium Fund may invest a substantial portion of their assets, in foreign securities. Under normal circumstances, the Absolute Return Tracker Fund will invest in foreign securities as may be necessary to achieve exposure to the Market Exposures, as discussed in “Investment Objectives and Policies—Absolute Return Tracker Fund” above. Each of the U.S. Tax-Managed Equity Fund and U.S. Equity Dividend and Premium Fund may invest in equity securities of foreign issuers which are traded in the United States.

Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging countries.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse affect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund, Managed Futures Strategy Fund, International Tax-Managed Equity Fund and International Equity Dividend and Premium Fund may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, each Fund, other than the U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Countries” below.

Foreign Government Obligations

Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Investing in Emerging Countries

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent a Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “TAXATION.”

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (OFAC) of the US Department of the Treasury.

In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://assetmanagement.gs.com/content/gsam/us/en/advisors/our-firm/citizenship.html.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.

The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.

Investing in Australia

The Australian economy is heavily dependent on the economies of Asia, Europe and the U.S. as key trading partners, and in particular, on the price and demand for agricultural products and natural resources. By total market capitalization, the Australian stock market is small relative to the U.S. stock market and issues may trade with lesser liquidity. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.

Investing in Europe

Certain of the Funds may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that a Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

Investing in Eastern Europe

Certain of the Funds may seek investment opportunities within Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. Any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, Eastern European markets are particularly sensitive to social, economic and currency events in Western Europe and Russia. Russia may attempt to assert its influence in the region through military measures.

Where a Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of the Funds’ investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that the Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.

Investing in Asia

Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection – and may result in adverse consequences to a Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption.Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws

(e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for energy and raw materials and economic vulnerability to global fluctuations of price and supply. Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which a Fund is invested and, as a result, may result in adverse consequences to the Fund. Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of a Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect a Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect a Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of a Fund’s interests in securities denominated in such currencies.

Although the Funds will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on a Fund.

Investing in Greater China. Investing in Greater China (the People’s Republic of China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. For over three decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978. China’s ability to develop and sustain a credible legal, regulatory, monetary and socioeconomic system could influence the course of outside investment.

Since the global economic crisis in 2008, the Chinese government has taken unprecedented steps to shore up economic growth. However, the results of these measures are unpredictable. Over the long term, the country’s major challenges include worsening environmental conditions and widening urban and rural income gap.

The willingness and ability of the government of the People’s Republic of China to support Greater China markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact a Fund’s investments in Taiwan and Hong Kong. The relationship between the People’s Republic of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation, and the continuing hostility between the People’s Republic of China and Taiwan, poses a threat to Taiwan’s economy and may have an adverse impact on the value of a Fund’s investments in Greater China.

Greater China has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, Greater China.

Investing in Japan. Japan’s economy is heavily dependent upon international trade and is especially sensitive to any adverse effects arising from trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions with Japan’s primary trading partners, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by the actions of trading partners, could adversely affect Japan’s economy. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect Japanese markets. In addition, Japan’s export industry, its most important economic sector, depends heavily on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. However, Japan remains sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.

The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.

The performance of the global economy could have a major impact upon equity returns in Japan. As a result of the strong correlation with the economy of the U.S., Japan’s economy and its stock market are vulnerable to any unfavorable economic conditions in the U.S. and poor performance of U.S. stock markets. The growing economic relationship between Japan and its other neighboring countries in the Southeast Asia region, especially China, also exposes Japan’s economy to changes to the economic climates in those countries.

Like many developed countries, Japan faces challenges to its competitiveness. Growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession in part due to the recent global economic crisis. This economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan is reforming its political process and deregulating its economy to address this situation. However, there is no guarantee that these efforts will succeed in making the performance of the Japanese economy more competitive.

Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a Fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress resulting from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and resulted in an appreciable decline in Japan’s economic output. Although production levels are recovering in some industries as work is shifted to factories in areas not directly affected by the disaster, the timing of a full economic recovery is uncertain, and foreign business whose supply chains are dependent on production or manufacturing in Japan may decrease their reliance on Japanese industries in the future.

Forward Foreign Currency Exchange Contracts

The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund, Managed Futures Strategy Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund may, to the extent consistent with their investment policies, enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Absolute Return Tracker Fund may also enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Market Exposures. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

The Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, the Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Commodity Strategy Fund, Managed Futures Strategy Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposure and the currency exposure of a Fund’s performance benchmark.

While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Futures Contracts and Options on Futures Contracts

Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. Each Fund (other than the U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund) may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. The U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund may engage in transactions only with respect to U.S. equity indices. The Absolute Return Tracker Fund may also engage in futures and related options transactions in an attempt to match the returns of the Market Exposures. Each Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration of its fixed income securities holdings in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts utilized by mutual funds have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or with respect to certain funds on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

Futures Contracts

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Commodity Strategy Fund, Managed Futures Strategy Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, a Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. In addition, the Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Commodity Strategy Fund, Managed Futures Strategy Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts

When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or, except in the case of the U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund, foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. Similarly, each Fund, other than the U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund, may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates (except in the case of the U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund) then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts

The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations

A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to identify on its books cash or liquid assets.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates (except in the case of the U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund) may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

A Fund may cover its transactions in futures contracts and related options by identifying on its books cash or liquid assets or by other means, in any manner permitted by applicable law. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

High Yield Securities

The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may invest in bonds rated BB+ or below by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Ba1 or below by Moody’s Investor Services, Inc. (“Moody’s”) (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds,” are non-investment grade and are considered speculative. Each of the Real Estate Securities and International Real Estate Securities Funds may invest up to 20% of its total assets in non-investment grade securities, the Global Real Estate Securities Fund may invest up to 20% of its Net Assets in non-investment grade securities, and the Commodity Strategy Fund may invest up to 10% of its Net Assets in non-investment grade securities. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, such high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investments in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

The market values of high yield, fixed income securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s NAV.

The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

The secondary market for high yield securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield securities is generally lower than that of higher rated securities. The secondary market for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAV of a Fund. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in their portfolios.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade securities also present risks based on payment expectations. High yield securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current trend of earnings. The Investment Adviser continually monitors the investments in the Funds’ portfolios and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s NAV to the extent it invests in such investments. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Inverse Floating Rate Securities

The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund, Managed Futures Strategy Fund and U.S. Tax-Managed Equity Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s 15% limitation on investments in such securities.

Investing in Master Limited Partnerships

Each Fund may invest in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of a Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. A Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. Certain MLPs in which a Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as a Fund would be adversely affected.

Certain MLPs in which a Fund invests depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which a Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as a Fund.

In addition, a percentage of a distribution received by a Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce a Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by a Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

Investment in Unseasoned Companies

Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Investments in the Wholly-Owned Subsidiaries

Each of the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may invest in a Subsidiary. Investments in a Subsidiary are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below under “TAXATION—Fund Taxation.” The Subsidiaries are companies organized under the laws of the Cayman Islands, and each Subsidiary is overseen by its own board of directors. Each of the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Commodity Strategy Fund is currently the sole shareholder of its respective Subsidiary. The Subsidiaries may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets. Although a Fund may invest in commodity-linked derivative instruments directly, the Fund may gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. Each Subsidiary also invests in fixed income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. To the extent that a Fund invests in its respective Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectus and this SAI.

Each Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in the applicable Prospectus and this SAI and could negatively affect the Funds and their shareholders.

Although the Managed Futures Strategy Fund does not currently intend to do so, the Fund may also invest through a wholly-owned subsidiary, which would be advised by the Investment Adviser and would seek to gain commodities exposure, or in commodity-linked investments. Such investments would be made only to the extent permissible under applicable law then in effect, or in reliance upon a private letter ruling from the IRS or an opinion of counsel, or other applicable guidance or relief provided by the IRS or other agencies.

Lending of Portfolio Securities

Each Fund (other than the Dynamic Allocation Fund and Managed Futures Strategy Fund) may lend its portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, a Fund attempts to increase its net investment income.

Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations.

With respect to loans that are collateralized by cash, a Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investing funds or money market funds that are managed by the Investment Adviser or its affiliates, and which pay the Investment Adviser or its affiliates for their services. If a Fund would receive non-cash collateral, the Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.

For the duration of any securities loan, a Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. A Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.

Securities lending involves certain risks. A Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. A Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects a Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in a Fund. In addition, a Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. A Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, a Fund may also lose its rights in the collateral. A Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If a Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase replacement securities in the market. However, a Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral).

A Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as a Fund asset except when determining total assets for the purpose of the “above one-third” limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the applicable Prospectus regarding investing in fixed income securities and cash equivalents.

The Funds’ Board of Trustees has approved the International Tax-Managed Equity Fund’s and the U.S. Tax-Managed Equity Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto. Under the current securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as their securities lending agent.

For its services, the securities lending agent may receive a fee from a Fund, including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, a Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. Each Fund’s Board of Trustees periodically reviews reports on securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under each Fund’s securities lending program, subject to certain conditions.

Mortgage Dollar Rolls

Each Fund (other than the Managed Futures Strategy Fund) may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Fund. Each Fund will identify on its books until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared to what such performance would have been without the use of mortgage dollar rolls.

Mortgage Loans and Mortgage-Backed Securities

The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may invest in mortgage loans, mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed rate mortgage loans (“Mortgage-Backed Securities”). Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.

General Characteristics of Mortgage Backed Securities.

In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from their anticipated levels. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that a Fund invests in Mortgage-Backed Securities, the Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than a Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because a Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, a Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.

The rate of interest paid on Mortgage-Backed Securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the Mortgage-Backed Securities, and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a Real Estate Mortgage Investment Conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage loans and mortgage-backed securities in which certain of the Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for a Fund.

Certain General Characteristics of Mortgage Loans

Adjustable Rate Mortgage Loans (“ARMs”). The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.

ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in a Fund’s portfolio and, therefore, in the NAV of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which certain of the Funds may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect a Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.

Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.	Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential Mortgage-Backed Securities collateralized by such residential mortgage loans and investors in such residential Mortgage-Backed Securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorizes bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, a Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to a Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Government Guaranteed Mortgage-Backed Securities.

There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. A Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of a Fund’s portfolio.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which certain of the Funds may invest.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by a Fund.

Privately Issued Mortgage-Backed Securities.

To the extent consistent with their investment policies, the Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Mortgage Pass-Through Securities

To the extent consistent with their investment policies, the Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

General Description of Certificates.

Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which a Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund may consequently experience losses in respect of such Mortgage-Backed Security.

Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund (other than the U.S. Equity Dividend and Premium Fund, International Equity Dividend and Premium Fund, U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Fund) may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Stripped Mortgage-Backed Securities. The Funds (other than the Managed Futures Strategy Fund, U.S. Equity Dividend and Premium Fund, International Equity Dividend and Premium Fund, U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Fund) may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.

Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of a Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Municipal Securities

The Absolute Return Tracker Fund, Commodity Strategy Fund and Dynamic Allocation Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

Non-Diversified Status

Because the Commodity Strategy Fund, Dynamic Allocation Fund, Managed Futures Strategy Fund, Real Estate Securities Fund, International Real Estate Securities Fund and Global Real Estate Securities Fund are each “non-diversified” under the Act, they are subject only to certain federal tax diversification requirements. Pursuant to such requirements, a Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

Options on Securities, Securities Indices and Foreign Currencies

Writing Options

Each Fund may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A Fund may also, to the extent it invests in foreign securities, write (sell) put and call options on foreign currencies. A call option written by a Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of the call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by a Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by a Fund would be covered, which means that such Fund will identify on its books cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. For more information about these practices, see “Description of Investment Securities and Practices — Asset Segregation.”

The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are identified on its books) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund identifies liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund identifies on its books liquid assets in the amount of the difference. A Fund may also cover options on securities by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. Identified cash or liquid assets may be quoted or denominated in any currency.

Each Fund may also write (sell) call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The U.S. Equity Dividend and Premium Fund expects that, under normal circumstances, it will sell call options on the S&P 500 Index or related ETFs in an amount that is between 20% and 75% of the value of the U.S. Equity Dividend and Premium Fund’s portfolio.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been identified by the Fund on its books) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option, or by owning offsetting options as described above.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Purchasing Options

Each Fund may purchase put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or other instruments exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities or other instruments. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Options” above.

Yield Curve Options

The Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Absolute Return Tracker Fund, Commodity Strategy Fund and Managed Futures Strategy Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These Funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the Funds may purchase a call option on the yield spread between two securities if they own one of the securities and anticipate purchasing the other security and want to hedge against an adverse change in the yield spread between the two securities. These funds may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Funds will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and identifies on its books cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of such Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.

Risks Associated with Options Transactions

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of the assets identified on its books to cover the position until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by each Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Writing and Purchasing Currency Call and Put Options

The Absolute Return Tracker Fund, Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, Commodity Strategy Fund, Dynamic Allocation Fund, Managed Futures Strategy Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund may, to the extent that they invest in foreign securities, write and purchase put and call options on foreign currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.

A currency call option written by a Fund obligates the Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A currency put option written by a Fund obligates the Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices—Writing Options” above.

A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

In addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) or dispose of the identified assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Pooled Investment Vehicles

Each Fund may invest in securities of pooled investment vehicles, including other investment companies and ETFs. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies and money market funds for which an Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. However, to the extent that a Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment policies and fundamental restrictions as the Fund. Additionally, if any Fund serves as an “underlying Fund” to another Goldman Sachs Fund, that Fund may invest in a percentage of its assets in other investment companies only if those instruments are consistent with applicable law and/or exemptive relief obtained from the SEC.

Each Fund (other than the U.S. Equity Dividend and Premium Fund) may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries risks of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

Portfolio Turnover

Each Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Portfolio turnover is subject to many factors, including but not limited to market conditions, model development and portfolio construction considerations. It can change from year to year without notice. During the fiscal year ended December 31, 2015, the Absolute Return Tracker Fund’s and Commodity Strategy Fund’s portfolio turnover rates increased and the Managed Futures Strategy Fund’s portfolio turnover rate decreased from their respective portfolio turnover rates from the prior year. Changes in market conditions (risk, etc.) influenced the Absolute Return Tracker Fund’s and the Managed Futures Strategy Fund’s level of trading. In addition, the Absolute Return Tracker Fund increased its allocation to its single stock strategy. When a Fund purchases a TBA (“To Be Announced”) security, it can either receive the underlying pools of the TBA security or roll it forward. The portfolio turnover rate increases when a Fund rolls the TBA security forward. The Commodity Strategy Fund’s increased portfolio turnover rate was generally due to an increase in TBA security rollover.

Preferred Securities

Each Fund (other than the Managed Futures Strategy Fund) may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Real Estate Investment Trusts

Each Fund (other than the Managed Futures Strategy Fund) may invest in shares of REITs. The Real Estate Securities Fund, International Real Estate Securities Fund and Global Real Estate Securities Fund expect that a substantial portion of their assets will be invested in real estate industry companies, including REITs and entities similar to REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

The Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund may sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. For certain Funds, these reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.

When a Fund enters into a reverse repurchase agreement, it identifies on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The identified amount is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Short Sales

The Absolute Return Tracker Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) identify on its books cash or liquid assets at such a level that the identified assets plus any amount deposited as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Absolute Return Tracker Fund, Dynamic Allocation Fund, Managed Futures Strategy Fund, Real Estate Securities Fund, International Real Estate Securities Fund, Global Real Estate Securities Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund may also engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Structured Notes

The Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund, Managed Futures Strategy Fund and Global Real Estate Securities Fund may invest in structured notes, which may be privately issued. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. The interest rate or the principal amount payable upon maturity or redemption may also be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Investments

Each Fund may, for temporary defensive purposes (and to the extent it is permitted to invest in the following), invest a certain percentage of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs; other investment companies; and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

U.S. Government Securities

Each Fund may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury securities.

Treasury Inflation-Protected Securities. The Funds (except for the International Real Estate Securities Fund) may invest in U.S. Government Securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Variable and Floating Rate Securities

The interest rates payable on certain debt securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Warrants and Stock Purchase Rights

Each Fund (other than the Dynamic Allocation Fund and Managed Futures Strategy Fund) may invest in warrants or stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The U.S. Tax-Managed Equity and International Tax-Managed Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

When-Issued Securities and Forward Commitments

Each Fund (other than the Managed Futures Strategy Fund) may purchase securities on a when-issued basis, including TBA securities, or purchase or sell securities on a forward commitment basis beyond the customary settlement time. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to identify on its books until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon Bonds

Each Fund’s investments in fixed income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. A zero coupon bond pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. Moreover, zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of futures payments. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Special Note Regarding Operational and Cyber Security Risks

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increase these risks. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

A Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting a Fund or its investment adviser, sub-adviser, custodian, transfer agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with a Fund’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, a Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because a Fund does not directly control the risk management systems of the service providers to the Fund, its trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to each Fund’s fundamental investment restrictions on borrowings, below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Fundamental Investment Restrictions

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

Absolute Return Tracker Fund

As a matter of fundamental policy, the Fund may not:

(1)	Invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government or any of its agencies or instrumentalities). Nonetheless, to the extent one or more Component Market Factors are or become concentrated in a particular industry or group of industries, the Fund’s investments may exceed this 25% limitation to the extent that it is necessary to gain exposure to those Component Market Factors to track the GS-ART Index.[1]

(2)	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in portfolio transactions, such as mortgage dollar rolls which are accounted for as financings.

[1]	Effective April 2, 2012, this exception is not applicable to the Fund, as the Fund no longer tracks the GS-ART Index.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts, including structured notes, futures contracts and options on such contracts, that are commodities or commodity contracts or that represent indices of commodities prices or that reflect the return of such indices.

(7)	Issue senior securities to the extent such issuance would violate applicable law.

The Fund was previously registered as a non-diversified investment company. Pursuant to current positions of the SEC staff, the Fund’s classification has changed from non-diversified to diversified, and the Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders. Accordingly, the Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

Commodity Strategy Fund

As a matter of fundamental policy, the Fund may not:

(1)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities) except that this restriction shall not apply to the Fund’s counterparties in foreign currency transactions.

(2)	Borrow money, except (a) to the extent permitted by applicable law, the Fund may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law and (d) loans to affiliates of the Fund to the extent permitted by law.

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(7)	Issue senior securities to the extent such issuance would violate applicable law.

Dynamic Allocation Fund

As a matter of fundamental policy, the Fund may not:

(1)	Invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same group of industries (excluding the U.S. Government or any of its agencies or instrumentalities).

(2)	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act), or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or investments that are secured by real estate or interests therein, or that reflect the return of an index of real estate values, and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts, including structured notes, futures contracts and options on such contracts, that are commodities or commodity contracts or that represent indices of commodities prices or that reflect the return of such indices.

(7)	Issue senior securities to the extent such issuance would violate applicable law.

Managed Futures Strategy Fund

As a matter of fundamental policy, the Fund may not:

(1)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that this restriction shall not apply to the Fund’s counterparties in foreign currency transactions.

(2)	Borrow money, except that (a) to the extent permitted by applicable law, the Fund may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its net assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law and (d) loans to affiliates of the Fund to the extent permitted by law.

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein, securities or other investments that reflect the return of or index of real estate values, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts, including structured notes, futures contracts and options on such contracts that are commodities or commodity contracts, or that represent indices of commodities prices, or that reflect the return of such indices.

(7)	Issue senior securities to the extent such issuance would violate applicable law.

Real Estate Securities Fund

As a matter of fundamental policy, the Fund may not:

(1)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that the Fund will invest at least 25% or more of its total assets in the real estate industry.

(2)	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in portfolio transactions, such as mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(7)	Issue senior securities to the extent such issuance would violate applicable law.

International Real Estate Securities Fund

As a matter of fundamental policy, the Fund may not:

(1)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that the Fund will invest at least 25% or more of its total assets in the real estate industry.

(2)	Borrow money, except (a) to the extent permitted by applicable law, the Fund may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law and (d) loans to affiliates of the Fund to the extent permitted by law.

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and other entities and companies in the real estate industry, and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(7)	Issue senior securities to the extent such issuance would violate applicable law.

Global Real Estate Securities Fund

As a matter of fundamental policy, the Fund may not:

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries), provided that during normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry;

(2)	Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;

(3)	Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act, or (d) loans to affiliates of the Fund to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(6)	Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and

(7)	Issue senior securities to the extent such issuance would violate applicable law.

U.S. Equity Dividend and Premium Fund

As a matter of fundamental policy, the Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

(2)	Invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3)	Borrow money, except (a) to the extent permitted by applicable law, the Fund may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin to the extent permitted by applicable law.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law and (d) loans to affiliates of the Fund to the extent permitted by law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.

International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund

As a matter of fundamental policy, each Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

(2)	Invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3)	Borrow money, except (a) to the extent permitted by applicable law, the Fund may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law and (d) loans to affiliates of the Fund to the extent permitted by law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.

U.S. Tax-Managed Equity Fund

As a matter of fundamental policy, the Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

(2)	Invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3)	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act), or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin to the extent permitted by applicable law.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular Investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.

For purposes of the Funds’ industry concentration policies, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by a Fund.

Absolute Return Tracker Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund

A Fund may not:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets.

Commodity Strategy Fund, U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund

The Fund may not:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets.

(d)	Make short sales of securities.

Real Estate Securities Fund, International Real Estate Securities Fund, International Equity Dividend and Premium Fund and International Tax-Managed Equity Fund

A Fund may not:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets.

(d)	Make short sales of securities except that the Fund may make short sales against the box.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.

The Board has established five standing committees—Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of April [28], 2017 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008–2013); President, ABN Associates (a management and financial consulting firm) (1994–1996 and 1998–2012); Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007), and Equity-Linked Investors II (April 2002–2007).

Chairman of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				[144]	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Kathryn A. Cassidy Age: 63	Trustee	Since 2015

Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[109]	None

Diana M. Daniels Age: 67	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991–2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013–Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003–2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006–2007).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[109]	None

Herbert J. Markley Age: 67	Trustee	Since 2013

Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007–2009); and President, Agricultural Division, Deere & Company (2001–2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013 – October 2013).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[109]	None

Jessica Palmer Age: 68	Trustee	Since 2007

Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011–Present); and was formerly a Consultant, Citigroup Human Resources Department (2007–2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[109]	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013

Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014–2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004–2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013 – October 2013).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[109]	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)

Gregory G. Weaver Age: 65	Trustee	Since 2015

Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015–Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[109]	Verizon Communications Inc.

Interested Trustee

James A. McNamara* Age: 54	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				[142]	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.

[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of [ ], Goldman Sachs Trust consisted of [ ] portfolios ([ ] of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of [ ] portfolios; Goldman Sachs Trust II consisted of [ ] portfolios ([ ] of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of [ ] portfolios ([ ] of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of April [28], 2017 that led the Board to conclude that such individual should serve as a Trustee.

Ashok N. Bakhru. Mr. Bakhru has served as a Trustee since 1991 and Chairman of the Board since 1996. Previously, Mr. Bakhru served as Director, Apollo Investment Corporation (a business development company) (2008–2013), and President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. In addition, Mr. Bakhru formerly held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council, the Board of Governors of the Investment Company Institute, and the Board of Directors of the Mutual Fund Directors Forum. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy became a Trustee in 2015. Previously, Ms. Cassidy held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Ms. Cassidy also serves as a Director of buildOn, a not-for-profit organization. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

Diana M. Daniels. Ms. Daniels has served as Trustee since 2007. Ms. Daniels also serves as a Trustee Emeritus and Presidential Councillor of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice President, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels also serves on the Governing Council of the Independent Directors Council of the Investment Company Institute. Ms. Daniels has also served as Vice Chair and Chairman of the Executive Committee of the Board of Trustees of Cornell University and as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

Herbert J. (H.J.) Markley. Mr. Markley has served as a Trustee since 2013. Previously, Mr. Markley held several senior management positions at Deere & Company, where he worked for 35 years, including Executive Vice President of Worldwide Parts Service, Global Supply Management and Logistics, Enterprise Information Technology and Corporate Communications. Mr. Markley’s experience at Deere included managing manufacturing and engineering facilities, including the two largest manufacturing facilities and a joint venture with Hitachi. He later served as Senior Vice President of Worldwide Human Resources where he helped to lay the foundation for a new human resources system, and as a President of the Agricultural Division, Deere’s largest business unit.

In addition to his work with Deere, Mr. Markley has served on the Boards of Directors of the Dubuque Chamber of Commerce, the First National Bank of Dubuque, the University of Dubuque and the Iowa Public Television Foundation as well as the Board of Overseers of the Amos Tuck School of Business at Dartmouth College. Based on the foregoing, Mr. Markley is experienced with financial and investment matters.

Jessica Palmer. Ms. Palmer has served as Trustee since 2007. Ms. Palmer serves as a Director of Emerson Center for the Arts and Culture, a not-for-profit organization. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.

Roy W. Templin. Mr. Templin has served as a Trustee since 2013. Mr. Templin is Chairman of the Board of Directors of Con-Way Incorporated, a transportation, logistics and supply-chain management services company. Mr. Templin held a number of senior management positions at Whirlpool Corporation, an appliance manufacturer and marketer, including Executive Vice President and Chief Financial Officer, Vice President and Corporate Controller there. At Whirlpool, Mr. Templin served on the Executive Committee and was responsible for all aspects of finance globally, including treasury, accounting, risk management, investor relations, internal auditing, tax and facilities. Prior to joining Whirlpool, Mr. Templin served in several roles at Kimball International, a furniture and electronic assemblies manufacturer, including Vice President of Finance and Chief Accounting Officer. Mr. Templin was also a Director of Corporate Finance for Cummins, Inc., a diesel engine manufacturer, a Director of Financial Development at NCR Corporation, a computer hardware and electronics company, and a member of the audit staff of Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Templin is a certified public accountant, a certified management accountant and a member of the Institute of Management Accountants Accounting Honor Society Advisory Board. Based on the foregoing, Mr. Templin is experienced with accounting, financial and investment matters.

Gregory G. Weaver. Mr. Weaver became a Trustee in 2015. Mr. Weaver also serves as a Director of Verizon Communications Inc. Previously, Mr. Weaver was a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Finance Committee chair of the National Council for Minorities in Engineering. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of April [28], 2017 is set forth below.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998 – Present); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (February 2007 – December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005 – 2007); and Director (2005 – 2007), Vice President (2000 – 2005), and Assistant Vice President (1998 – 2000), Deutsche Asset Management or its predecessor (1998 – 2007).

Treasurer, Senior Vice President and Principal Financial Officer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Gazala Khan 200 West Street New York, NY 10282 Age: 47	Chief Compliance Officer	Since 2009	Vice President, GSAM Compliance (June 2009 – Present). Chief Compliance Officer—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 55	Assistant Treasurer	Since 1997

Managing Director, Goldman Sachs (January 2014 – Present); and Vice President, Goldman Sachs (May 1992 – December 2013).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 59	Assistant Treasurer	Since 2000

Vice President, Goldman Sachs (July 2000 – Present); and Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008 – Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 53	Assistant Treasurer	Since 2001

Vice President, Goldman Sachs (November 1998 – Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 – October 1998).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 33	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (January 2013 – Present); and Associate, Goldman Sachs (December 2008 – December 2012).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Joseph DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer	Since 2016

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Assistant Treasurer—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 53	Vice President	Since 1998

Managing Director, Goldman Sachs (December 2006 – Present); Vice President, GSAM (June 1998 – Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996 – June 1998).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Miriam L. Cytryn 200 West Street New York, NY 10282 Age: 58	Vice President	Since 2008

Vice President, GSAM (2008 – Present); Vice President of Divisional Management, Investment Management Division (2007 – 2008); Vice President and Chief of Staff, GSAM US Distribution (2003 – 2007); and Vice President of Employee Relations, Goldman Sachs (1996 – 2003).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Kathryn Quirk 200 West Street New York, NY 10282 Age: 64	Vice President	Since 2013

Vice President, Goldman Sachs (September 2013 – Present); Vice President and Corporate Counsel, Prudential Insurance Company of America (September 2004 – December 2012); Deputy Chief Legal Officer, Asset Management, Prudential Insurance Company of America (September 2010 – December 2012); Co-Chief Legal Officer, Prudential Investment Management, Inc. (July 2008 – June 2012); Chief Legal Officer, Prudential Investments LLC (July 2005 – June 2012); and Chief Legal Officer, Prudential Mutual Funds (September 2004 – June 2012).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Chief Compliance Officer—Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; and Goldman Sachs Middle Market Lending LLC.

Lawrence J. Restieri 200 West Street New York, NY 10282 Age: 48	Vice President	Since 2013	Managing Director, Goldman Sachs (2006 – Present). Vice President—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

Rachel Schnoll 200 West Street New York, NY 10282 Age: 47	Vice President	Since 2013

Managing Director, Goldman Sachs (2014 – Present); Vice President, Goldman Sachs (2003 – 2013); and Associate, Goldman Sachs (1999 – 2002).

Vice President—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Thomas J. Davis 200 West Street New York, NY 10282 Age: 53	Vice President	Since 2015

Managing Director, Goldman Sachs (2008 – Present); and Analyst, Goldman Sachs (1990 – 2008).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006 – December 2015); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

David A. Fishman 200 West Street New York, NY 10282 Age: 52	Assistant Secretary	Since 2001

Managing Director, Goldman Sachs (December 2001 – Present); and Vice President, Goldman Sachs (1997 – December 2001).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Danny Burke 200 West Street New York, NY 10282 Age: 54	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987 – Present). Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Patrick L. O’Callaghan 200 West Street New York, NY 10282 Age: 45	Assistant Secretary	Since 2009

Vice President, Goldman Sachs (2000 – Present); Associate, Goldman Sachs (1998 – 2000); and Analyst, Goldman Sachs (1995 – 1998).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Andrew Murphy 200 West Street New York, NY 10282 Age: 44	Assistant Secretary	Since 2010

Vice President, Goldman Sachs (April 2009 – Present); Associate General Counsel, Goldman Sachs (December 2010 – Present); Assistant General Counsel, Goldman Sachs (April 2009 – December 2010); Attorney, Axiom Legal (2007 – 2009); and Vice President and Counsel, AllianceBernstein, L.P. (2001 – 2007).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Robert Griffith 200 West Street New York, NY 10282 Age: 42	Assistant Secretary	Since 2011

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held five meetings during the fiscal year ended December 31, 2016.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held four meetings during the fiscal year ended December 31, 2016. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended December 31, 2016. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. McNamara serves on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met twelve times during the fiscal year ended December 31, 2016. The Valuation Committee reports periodically to the Board.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency, and certain other agreements with the Funds’ Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met four times during the fiscal year ended December 31, 2016. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2016, unless otherwise noted.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Ashok N. Bakhru	[None]	[Over $100,000]

Kathryn A. Cassidy	[None]	[Over $100,000]

Diana M. Daniels	[None]	[Over $100,000]

Herbert J. Markley	[Real Estate Securities Fund: $50,001 - $100,000]	[Over $100,000]

James A. McNamara	[Dynamic Allocation Fund and U.S. Equity Dividend and Premium Fund: Over $100,000]	[Over $100,000]

Jessica Palmer	[None]	[Over $100,000]

Roy W. Templin	[International Real Estate Securities Fund: Over $100,000]	[Over $100,000]

Gregory G. Weaver	[None]	[None]

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.

[As of [ ], 2017, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Funds.]

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2016:

Trustee Compensation

Aggregate Compensation from each Fund:

Name of Trustee	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy	Real Estate Securities	International Real Estate Securities	Global Real Estate Securities	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax- Managed Equity
Ashok N. Bakhru[1]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Kathryn A. Cassidy	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Diana M. Daniels	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Herbert J. Markley	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
James A. McNamara[2]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Jessica Palmer	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Roy W. Templin	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Gregory G. Weaver[3]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]

Name of Trustee	Pension or Retirement Benefits Accrued as Part Of the Trust’s Expenses	Total Compensation From Fund Complex for the fiscal year 1/1/16 to 12/31/16 (including the Funds)*
Ashok N. Bakhru[1]	[•]	[•]
Kathryn A. Cassidy	[•]	[•]
Diana M. Daniels	[•]	[•]
Herbert J. Markley	[•]	[•]
James A. McNamara[2]	[•]	[•]
Jessica Palmer	[•]	[•]
Roy W. Templin	[•]	[•]
Gregory G. Weaver[3]	[•]	[•]

*	Represents fees paid to each Trustee during the fiscal year ended December 31, 2016 from the Goldman Sachs Fund Complex.
1	Includes compensation as Board Chairman.
2	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
3	Includes compensation as “audit committee financial expert,” as defined in Item 3 of form N-CSR.

Miscellaneous

Class A Shares of the Funds may be sold at NAV without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 under the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

As stated in the Funds’ Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Funds. GSAM will also serve as investment adviser to the Subsidiaries. GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the Funds’ investment adviser. In April 2003, GSAM assumed Goldman Sachs Asset Management’s investment advisory responsibilities for the Funds. See “Service Providers” in the Funds’ Prospectuses for a description of the Investment Adviser’s duties to the Funds.

Founded in 1869, Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement (as described below) is in effect.

A Fund’s management agreement (each, a “Management Agreement”) provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Funds’ Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 15-16, 2016 with respect to the Funds. These management arrangements were last approved by the shareholders of the Funds then in existence on April 21, 1997. The management arrangements for those Funds which commenced investment operations after April 21, 1997 were last approved by the initial sole shareholder of each such Fund prior to the Fund’s commencement of operations. A discussion regarding the Trustees’ basis for approving the Management Agreements in 2016 with respect to each Fund is available in the Funds’ semi-annual reports for the period ended June 30, 2016.

The Management Agreements will remain in effect until June 30, 2017 and will continue in effect with respect to each Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreements will terminate automatically if assigned (as defined in the Act). The Management Agreements are terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreements, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on each Fund’s average daily net assets. Also included below are the actual management fee rates paid by each Fund (after reflection of any management fee waivers, as indicated) for the fiscal year ended December 31, 2016.

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended December 31, 2016
Absolute Return Tracker Fund	1.15% on the first $1 billion 1.04% on the next $1 billion 0.99% on the next $3 billion 0.97% on the next $3 billion 0.95% over $8 billion	[0.59%]*

Commodity Strategy Fund	0.50% on the first $2 billion 0.45% on the next $3 billion 0.43% on the next $3 billion 0.42% over $8 billion	[0.41%]**

Dynamic Allocation Fund	0.90% on the first $1 billion 0.81% on the next $1 billion 0.77% on the next $3 billion 0.75% on the next $3 billion 0.74% over $8 billion	[0.69%]***

Managed Futures Strategy Fund	1.00% on the first $1 billion 0.90% on the next $1 billion 0.86% on the next $3 billion 0.84% on the next $3 billion 0.82% over $8 billion	[0.88%]****

Real Estate Securities Fund	1.00% on the first $1 billion 0.90% on the next $1 billion 0.86% on the next $3 billion 0.84% on the next $3 billion 0.82% over $8 billion	[0.87%]*****

International Real Estate Securities Fund	1.05% on the first $2 billion 0.95% on the next $3 billion 0.90% on the next $3 billion 0.88% over $8 billion	[0.95%]*****

Global Real Estate Securities Fund	1.05% on the first $1 billion 0.95% on the next $1 billion 0.90% on the next $3 billion 0.88% on the next $3 billion 0.86% over $8 billion	[0.93%]******

U.S. Equity Dividend and Premium Fund	0.75% on the first $1 billion 0.68% on the next $1 billion 0.65% on the next $3 billion 0.64% on the next $3 billion 0.63% over $8 billion	[0.72%]

International Equity Dividend and Premium Fund	0.81% on the first $1 billion 0.73% on the next $1 billion 0.69% on the next $3 billion 0.68% on the next $3 billion 0.67% over $8 billion	[0.81%]

U.S. Tax-Managed Equity Fund	0.70% on the first $1 billion 0.63% on the next $1 billion 0.60% on the next $3 billion 0.59% on the next $3 billion 0.58% over $8 billion	[0.70%]

International Tax-Managed Equity Fund	0.85% on the first $1 billion 0.77% on the next $1 billion 0.73% on the next $3 billion 0.72% on the next $3 billion 0.71% over $8 billion	[0.85%]

*	Reflects combined management fees paid to GSAM by the Fund and the ART Subsidiary after fee waivers. The Investment Adviser has contractually agreed to waive the Absolute Return Tracker Fund’s management fee in an amount equal to the management fee paid to the Investment Adviser by the ART Subsidiary. This arrangement may not be discontinued by the Investment Adviser as long as its contract with the ART Subsidiary is in place. In addition, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of [0.70]% as an annual percentage rate of the Absolute Return Tracker Fund’s average daily net assets. In addition, the Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. These arrangements will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

**	Reflects combined management fees paid to GSAM by the Fund and the CSF Subsidiary after fee waivers. The Investment Adviser has contractually agreed to waive the Commodity Strategy Fund’s management fee in an amount equal to the management fee paid to the Investment Adviser by the CSF Subsidiary. This arrangement may not be discontinued by the Investment Adviser as long as its contract with the CSF Subsidiary is in place. In addition, the Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

***	Reflects combined management fees paid to GSAM by the Fund and the CSF Subsidiary after fee waivers. The Investment Adviser has contractually agreed to waive the Commodity Strategy Fund’s management fee in an amount equal to the management fee paid to the Investment Adviser by the CSF Subsidiary. This arrangement may not be discontinued by the Investment Adviser as long as its contract with the CSF Subsidiary is in place. In addition, the Investment Adviser has agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of no higher than [0.79]% as an annual percentage rate of the average daily net assets of the Dynamic Allocation Fund. In addition, the Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. These arrangements will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

****	Reflects combined management fees paid to GSAM by the Fund and the MFS Subsidiary after fee waivers. The Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

*****	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management rate of [0.95]% and [0.87]% as an annual percentage rate of the average daily net assets of the International Real Estate Securities Fund and Real Estate Securities Fund, respectively. These waivers will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

******	The Investment Adviser has agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of [0.93]% as an annual percentage rate of the average daily net assets of the Fund. This arrangement will remain in effect through at least April 28, 2018 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

For the fiscal years ended December 31, 2016, 2015 and 2014, the amounts of the fees incurred by each of the following Funds under the Management Agreement were as follows (with and without the fee limitations that were then in effect):

Fund	Fiscal year ended December 31, 2016		Fiscal year ended December 31, 2015	Fiscal year ended December 31, 2014
Absolute Return Tracker Fund[1]	[	•]	$16,927,530	$11,400,408
Commodity Strategy Fund[2]	[	•]	4,354,685	6,131,587
Dynamic Allocation Fund[3]	[	•]	6,273,709	6,701,91
Managed Futures Strategy Fund[4]	[	•]	1,004,917	890,045
Real Estate Securities Fund[5]	[	•]	5,731,778	5,389,995
International Real Estate Securities Fund[6]	[	•]	4,008,568	4,015,749
Global Real Estate Securities Fund[7]	[	•]	10,938	—
U.S. Equity Dividend and Premium Fund[8]	[	•]	10,828,918	9,831,523
International Equity Dividend and Premium Fund	[	•]	3,034,758	3,644,742
U.S. Tax-Managed Equity Fund[9]	[	•]	6,978,879	4,573,232
International Tax-Managed Equity Fund[10]	[	•]	3,390,832	2,410,973

[1]	The Investment Adviser waived approximately [•], $7,923,672 and $9,444,304 of its management fee for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
[2]	The Investment Adviser waived approximately [•], $792,622 and $851,277 of its management fee for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
[3]	The Investment Adviser waived approximately [•], $1,081,019 and $1,168,508 of its management fee for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
[4]	The Investment Adviser waived approximately [•], $120,919 and $95,463 of its management fee for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
[5]	The Investment Adviser waived approximately [•], $586,255 and $283,692 of its management fee for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
[6]	The Investment Adviser waived approximately [•], $302,790 and $159,041 of its management fee for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
[7]	The Global Real Estate Securities Fund commenced operations on August 31, 2015. The Investment Adviser waived approximately [•] for the fiscal year ended December 31, 2016 and approximately $1,250 of its management fee for the fiscal period ended December 31, 2015.
[8]	The Investment Adviser waived approximately [•], $72,166 and $0 of its management fee for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
[9]	The Investment Adviser waived approximately [•], $0 and $0 of its management fee for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
[10]	The Investment Adviser waived approximately [•], $0 and $0 of its management fee for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.

Unless required to be performed by others pursuant to agreements with the Funds, the Investment Adviser also performs certain administrative services for each Fund under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Fund’s non-investment operations; (ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranging for, at the Fund’s expense, the preparation of the Fund’s required tax returns, the preparation and submission of reports to existing shareholders, the periodic updating and the Fund’s prospectuses and statement of additional information, and the preparation of reports filed with the SEC and other regulatory authorities; (iv) maintaining all of the Fund’s records; and (v) providing the Fund with adequate office space and all necessary office equipment and services.

As discussed in “INVESTMENT OBJECTIVES AND POLICIES” above, each of the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund may pursue its investment objective by investing in a Subsidiary. Each Subsidiary has entered into a separate contract with GSAM whereby GSAM provides investment advisory and other services to that Subsidiary (each, a “Subsidiary Management Agreement”). In consideration of these services, each Subsidiary pays GSAM a management fee at the annual rate of 0.42% of its net assets. GSAM has contractually agreed to waive the advisory fee it receives from each of the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund in amounts equal to the advisory fee paid to GSAM by each of the Subsidiaries. These waivers may not be terminated by GSAM and will remain in effect for as long as each respective Subsidiary Management Agreement is in place. Each Subsidiary Management Agreement is terminable by either of its respective parties or the Fund’s Board, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by GSAM (as defined in the 1940 Act); or (ii) the Management Agreement between the Trust, acting for and on behalf of each of the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Managed Futures Strategy Fund and GSAM is terminated.

Portfolio Managers — Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of December 31, 2016, unless otherwise noted.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type†												Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based†
	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts				Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Name of Portfolio Manager	Number of Accounts		Assets Managed		Number of Accounts		Assets Managed		Number of Accounts		Assets Managed		Number of Accounts		Assets Managed		Number of Accounts		Assets Managed		Number of Accounts		Assets Managed
Absolute Return Tracker Fund
QIS Team
Gary Chropuvka	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Alex Chung	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Stephan Kessler	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Commodity Strategy Fund
Commodity Strategy Team
Samuel Finkelstein	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Michael Johnson	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Dynamic Allocation Fund
QIS Team
William Fallon	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
James Park	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Edward Tostanoski	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Managed Futures Strategy Fund
QIS Team
William Fallon	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
James Park	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Real Estate Securities Fund
Real Estate Securities Team
Nora Creedon	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Timothy Ryan	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]

	Number of Other Accounts Managed and Total Assets by Account Type†												Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based†
	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts				Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Name of Portfolio Manager	Number of Accounts		Assets Managed		Number of Accounts		Assets Managed		Number of Accounts		Assets Managed		Number of Accounts		Assets Managed		Number of Accounts		Assets Managed		Number of Accounts		Assets Managed
International Real Estate Securities Fund
Real Estate Securities Team
Frankie Chun Wah Lee	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Global Real Estate Securities Fund
Real Estate Securities Team
Nora Creedon	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Frankie Chun Wah Lee	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
U.S. Equity Dividend and Premium Fund
QIS Team
Gary Chropuvka	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Monali Vora	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Aron Kershner	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
International Equity Dividend and Premium Fund
QIS Team
Gary Chropuvka	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Monali Vora	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Aron Kershner	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
U.S. Tax-Managed Equity Fund
QIS Team
Gary Chropuvka	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Osman Ali	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Monali Vora	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
International Tax-Managed Equity Fund
QIS Team
Gary Chropuvka	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Osman Ali	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Monali Vora	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]

Assets are preliminary, in millions, unless otherwise noted, as of December 31, 2016.

†	Includes wrap as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST—Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”

Portfolio Managers — Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmarks for these Funds are:

•	Absolute Return Tracker Fund: HFRX™ Global Hedge Fund Index (net of management, administrative and performance/incentive fees)

•	Commodity Strategy Fund: S&P GSCI Total Return Index (Gross, USD, Unhedged)

•	Dynamic Allocation Fund: Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index, MSCI All Country World Index Investable Market Index (Net, USD, Unhedged) and Barclays Global Aggregate Bond Index (Gross, USD, Unhedged)

•	Managed Futures Strategy Fund: Bank of America Merrill Lynch USD LIBOR Constant Maturity Index

•	International Real Estate Securities Fund: FTSE EPRA/NAREIT Developed ex US Real Estate Securities Index (Gross, USD, Unhedged)

•	Real Estate Securities Fund: Wilshire U.S. Real Estate Securities Index

•	Global Real Estate Securities Fund: FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged)

•	U.S. Equity Dividend and Premium Fund: S&P 500 Index and Barclays U.S. Aggregate Bond Index (Gross, USD, Unhedged)

•	International Equity Dividend and Premium Fund: MSCI EAFE Index and Barclays Global Aggregate Bond Index (Gross, USD, Unhedged)

•	U.S. Tax-Managed Equity Fund: Russell 3000® Index

•	International Tax-Managed Equity Fund: MSCI EAFE Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Funds They Manage

The following table shows the portfolio managers’ ownership of securities in the Funds they manage as of December 31, 2016, unless otherwise noted:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Absolute Return Tracker Fund
Gary Chropuvka	[$100,001-$500,000]
Alex Chung	[$10,001-$50,000]
Stephan Kessler	[$0]
Commodity Strategy Fund
Samuel Finkelstein	[$0]
Michael Johnson	[$10,001-$50,000]
Dynamic Allocation Fund
William Fallon	[$100,001-$500,000]
James Park	[$50,001-$100,000]
Edward Tostanoski	[$1-$10,000]
Managed Futures Strategy Fund
William Fallon	[$100,001-$500,000]
James Park	[$50,001-$100,000]
Real Estate Securities Fund
Nora Creedon	[$100,001-$500,000]
Timothy Ryan	[$50,001-$100,000]
International Real Estate Securities Fund
Frankie Chun Wah Lee	[$0]
Global Real Estate Securities Fund
Nora Creedon	[$0]
Frankie Chun Wah Lee	[$0]
U.S. Equity Dividend and Premium Fund
Gary Chropuvka	[$100,001-$500,000]
Monali Vora	[$10,001-$50,000]
Aron Kershner	[$0]
International Equity Dividend and Premium Fund
Gary Chropuvka	[$50,001-$100,000]
Monali Vora	[$10,001-$50,000]
Aron Kershner	[$0]
U.S. Tax-Managed Equity Fund
Gary Chropuvka	[$100,001-$500,000]
Osman Ali	[$0]
Monali Vora	[$10,001-$50,000]
International Tax-Managed Equity Fund
Gary Chropuvka	[$50,001-$100,000]
Osman Ali	[$0]
Monali Vora	[$0]

Distributor and Transfer Agent

Distributor. Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain Authorized Institutions to solicit subscriptions for Class A, Class C, Class IR, Class R and Class R6 Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption, in the case of Class C Shares (and in certain cases, Class A Shares), of such Fund shares.

Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B* and Class C Shares during the following periods:

Fund	Fiscal year ended December 31, 2016		Fiscal year ended December 31, 2015	Fiscal year ended December 31, 2014
Absolute Return Tracker Fund	[	•]	$2,953	$6,175
Commodity Strategy Fund	[	•]	$33,061	$47,342
Dynamic Allocation Fund	[	•]	$22,602	$5,502
Managed Futures Strategy Fund	[	•]	$4,225	$412
Real Estate Securities Fund	[	•]	$7,058	$9,204
International Real Estate Securities Fund	[	•]	$526	$151
Global Real Estate Securities Fund**	[	•]	—	—
U.S. Equity Dividend and Premium Fund	[	•]	$46,644	$17,752
International Equity Dividend and Premium Fund	[	•]	$1,258	$2,319
U.S. Tax-Managed Equity Fund	[	•]	$12,969	$11,375
International Tax-Managed Equity Fund	[	•]	$1,899	$502

*	As of November 14, 2014, Class B Shares converted to Class A Shares, including Class B Shares that were scheduled to convert on a later date.
**	The Global Real Estate Securities Fund commenced operations on August 31, 2015.

Dealer Reallowances. Class A Shares of the Funds are sold subject to a front-end sales charge, as described in the Prospectuses and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs may pay commissions to Authorized Institutions that sell Class A Shares of the Funds in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows the following amounts, expressed as a percentage of each Fund’s offering price with respect to purchases under $50,000 (or $100,000 in the case of the Commodity Strategy Fund):

Fund	Dealer Reallowance as Percentage of Offering Price
Absolute Return Tracker Fund	5.86%
Commodity Strategy Fund	3.98
Dynamic Allocation Fund	6.65
Managed Futures Strategy Fund	6.27
Real Estate Securities Fund	6.28
International Real Estate Securities Fund	6.17
Global Real Estate Securities Fund	0
U.S. Equity Dividend and Premium Fund	4.82
International Equity Dividend and Premium Fund	6.11
U.S. Tax-Managed Equity Fund	4.68
International Tax-Managed Equity Fund	6.71

Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.

Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a fee equal to, on an annualized basis, the following percentages:

Fund and Class	Transfer Agency Fee
Absolute Return Tracker Fund Dynamic Allocation Fund Class A Class C Institutional Class IR Class R Class R6	0.19 0.19 0.04 0.19 0.19 0.02%
Commodity Strategy Fund Class A Class C Institutional Class IR Class R Class R6	0.13 0.13 0.04 0.13 0.13 0.02%
Managed Futures Strategy Fund Class A Class C Institutional Class IR Class R	0.19 0.19 0.04 0.19 0.19%
Real Estate Securities Fund Class A Class C Institutional Class IR Class R Service Class R6	0.19 0.19 0.04 0.19 0.19 0.04 0.02%
International Real Estate Securities Fund Class A Class C Institutional Class IR Class R6	0.19 0.19 0.04 0.19 0.02%

Global Real Estate Securities Fund Class A Class C Institutional Class IR Class R Class R6	0.19 0.19 0.04 0.19 0.19 0.02%
U.S. Equity Dividend and Premium Fund
International Equity Dividend and Premium Fund
U.S. Tax-Managed Equity Fund Class A Class C Institutional Class IR Service	0.19 0.19 0.04 0.19 0.04%
International Tax-Managed Equity Fund Class A Class C Institutional Class IR	0.19 0.19 0.04 0.19%

Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectuses.

As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended December 31, 2016, 2015 and 2014 from each Fund as follows under the fee schedules then in effect:

Fund	Fiscal year ended December 31, 2016		Fiscal year ended December 31, 2015	Fiscal year ended December 31, 2014
Absolute Return Tracker Fund
Class A Shares	[	•]	$101,116	$165,322
Class C Shares	[	•]	42,826	55,492
Institutional Shares	[	•]	574,912	705,076
Class IR Shares	[	•]	13,805	33,481
Class R Shares	[	•]	4,287	3,843
Class R6 Shares*	[	•]	2	—
Commodity Strategy Fund
Class A Shares	[	•]	110,772	287,540
Class C Shares	[	•]	8,780	15,095
Institutional Shares	[	•]	307,777	459,937
Class IR Shares	[	•]	9,560	15,931
Class R Shares	[	•]	2,361	2,196
Class R6 Shares*	[	•]	74	—
Dynamic Allocation Fund
Class A Shares	[	•]	120,578	202,538
Class C Shares	[	•]	68,115	97,163
Institutional Shares	[	•]	232,880	273,005
Class IR Shares	[	•]	29,551	65,281
Class R Shares	[	•]	30	22
Class R6 Shares*	[	•]	1	—

Managed Futures Strategy Fund
Class A Shares	[	•]	17,773	5,312
Class C Shares	[	•]	3,352	2,587
Institutional Shares	[	•]	35,111	37,581
Class IR Shares	[	•]	2,840	689
Class R Shares	[	•]	192	152
Real Estate Securities Fund
Class A Shares	[	•]	118,739	116,302
Class C Shares	[	•]	30,540	26,841
Institutional Shares	[	•]	192,944	193,109
Service Shares	[	•]	1,226	1,384
Class IR Shares	[	•]	12,651	7,369
Class R Shares	[	•]	4,798	2,373
Class R6 Shares*	[	•]	2	—
International Real Estate Securities Fund
Class A Shares	[	•]	17,465	22,879
Class C Shares	[	•]	3,524	4,141
Institutional Shares	[	•]	148,245	153,086
Class IR Shares	[	•]	206	1,268
Class R6 Shares*	[	•]	2	—
Global Real Estate Securities Fund**
Class A Shares	[	•]	17	—
Class C Shares	[	•]	16	—
Institutional Shares	[	•]	399	—
Class IR Shares	[	•]	17	—
Class R Shares	[	•]	17	—
Class R6 Shares	[	•]	1	—
U.S. Equity Dividend and Premium Fund
Class A Shares	[	•]	334,168	310,385
Class C Shares	[	•]	145,340	133,049
Institutional Shares	[	•]	477,393	428,398
Class IR Shares	[	•]	83,042	73,158
International Equity Dividend and Premium Fund
Class A Shares	[	•]	18,935	20,979
Class C Shares	[	•]	5,779	5,237
Institutional Shares	[	•]	144,343	173,968
Class IR Shares	[	•]	1,518	2,382
U.S. Tax-Managed Equity Fund
Class A Shares	[	•]	106,004	75,182
Class C Shares	[	•]	36,265	23,585
Institutional Shares	[	•]	367,437	239,088
Service Shares	[	•]	301	34
Class IR Shares	[	•]	11,390	5,844
International Tax-Managed Equity Fund
Class A Shares	[	•]	5,068	5,295
Class C Shares	[	•]	872	217
Institutional Shares	[	•]	158,020	112,209
Class IR Shares	[	•]	1,421	420

*	Class R6 Shares of each of the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund, Real Estate Securities Fund and International Real Estate Securities Fund commenced operations on July 31, 2015.
**	The Global Real Estate Securities Fund commenced operations on August 31, 2015.

The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Authorized Institutions, the fees and expenses of the Trust’s custodian and sub-custodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type the Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

As of April [28], 2017, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividend and interest expenses on short sales, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following annual percentage rates of each Fund’s average daily net assets through at least April 28, 2018:

Fund	Other Expenses
Absolute Return Tracker Fund	[0.014%]
Commodity Strategy Fund	[0.074]
Dynamic Allocation Fund	[0.004]
Managed Futures Strategy Fund	[0.204]
Real Estate Securities Fund	[0.004]
International Real Estate Securities Fund	[0.004]
Global Real Estate Securities Fund	[0.034]
U.S. Equity Dividend and Premium Fund	[0.014]
International Equity Dividend and Premium Fund	[0.124]
U.S. Tax-Managed Equity Fund	[0.044]
International Tax-Managed Equity Fund	[0.094]

Such reductions or limits, if any, are calculated monthly on a cumulative basis during each Fund’s fiscal year. The Investment Adviser may not terminate the arrangements prior to April 28, 2018 without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Funds’ “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Funds.

Reimbursement and Other Expense Reductions

For the fiscal years ended December 31, 2016, 2015 and 2014, the amounts of certain “Other Expenses” of each of the following Funds were reduced by the Investment Adviser in the following amounts under expense limitations that were then in effect:

Fund	Fiscal year ended December 31, 2016		Fiscal year ended December 31, 2015	Fiscal year ended December 31, 2014
Absolute Return Tracker Fund	[	•]	$462,411	$639,033
Commodity Strategy Fund	[	•]	248,701	297,040
Dynamic Allocation Fund	[	•]	594,875	617,404
Managed Futures Strategy Fund	[	•]	192,016	328,199
Real Estate Securities Fund	[	•]	392,557	390,168
International Real Estate Securities Fund	[	•]	472,670	444,815
Global Real Estate Securities Fund*	[	•]	174,429	—
U.S. Equity Dividend and Premium Fund	[	•]	298,263	204,829
International Equity Dividend and Premium Fund	[	•]	—	—
U.S. Tax-Managed Equity Fund	[	•]	—	29,776
International Tax-Managed Equity Fund	[	•]	22,043	95,905

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.

In addition, the Funds have entered into certain expense offset arrangements with the custodian resulting in a reduction of each Fund’s expenses. For the fiscal years ended December 31, 2016, 2015 and 2014, each Fund’s custody fees were reduced by the following approximate amounts under such arrangements:

Fund	Fiscal year ended December 31, 2016		Fiscal year ended December 31, 2015	Fiscal year ended December 31, 2014
Absolute Return Tracker Fund	[	•]	$92,958	$98,230
Commodity Strategy Fund	[	•]	40,580	49,425
Dynamic Allocation Fund	[	•]	—	—
Managed Futures Strategy Fund	[	•]	5,080	4,829
Real Estate Securities Fund	[	•]	9,472	11,474
International Real Estate Securities Fund	[	•]	3,855	3,936
Global Real Estate Securities Fund*	[	•]	—	—
U.S. Equity Dividend and Premium Fund	[	•]	21,225	26,146
International Equity Dividend and Premium Fund	[	•]	2,920	2,564
U.S. Tax-Managed Equity Fund	[	•]	13,699	22,172
International Tax-Managed Equity Fund	[	•]	5,667	3,147

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.

The Funds have also entered into certain expense offset arrangements with the transfer agent resulting in a reduction of each Fund’s expenses. For the fiscal years ended December 31, 2016, 2015 and 2014, there were no reductions in each Fund’s transfer agency fees.

Custodian and Sub-Custodians

JPMorgan Chase, 270 Park Avenue, New York, New York 10017, is the custodian of the Funds’ portfolio securities and cash. JPMorgan Chase also maintains the Funds’ accounting records. JPMorgan Chase may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Funds.

Independent Registered Public Accounting Firm

[            ], [            ], is the Funds’ independent registered public accounting firm. In addition to audit services, [            ] prepares the Funds’ federal and state tax returns and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Funds), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, and on behalf of the Funds. They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Funds and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, investments in MLPs in the oil and gas industry and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser may have an incentive to favor Accounts with the potential to receive greater fees. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that Goldman Sachs personnel making portfolio decisions for Accounts will make purchase and sale decisions for, and allocate investment opportunities among, Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams are generally viewed separately for allocation purposes including for purposes of allocations of private equity or IPO/new issue opportunities. There will be cases where certain Accounts (including Accounts in which Goldman Sachs and Goldman Sachs personnel have an interest) receive an allocation of an investment opportunity when the Funds do not.

Allocation-related decisions for the Funds and other Accounts may be made by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of Accounts that have strategies similar to those of the Fund. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make investments independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as or prior to a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management”) of the Investment Adviser’s Form ADV.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as that of, another Account may be implemented differently, sometimes to a material extent, depending on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, and the time difference associated with the location of different portfolio management teams.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities. Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates other than the Investment Adviser. Opportunities or any portion thereof that the Funds do not participate in may be offered to other Accounts, Goldman Sachs (including the Investment Adviser), all or certain investors in the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion, and the Funds will not receive any compensation related to such opportunities.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Funds with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Funds. There may be circumstances in which, as a result of information held by certain of the Investment Adviser’s portfolio management teams, the Investment Adviser limits an activity or transaction for a Fund, including if the team holding such information is not managing the Fund. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Funds. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be adverse to the Funds. Such teams may not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation to do so.

Valuation of the Fund’s Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets in the Funds. The Investment Adviser values securities and assets in the Funds according to its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information regarding valuation techniques and models or other information that it does not share with the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts (e.g., because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements, different third party vendors are hired to perform valuation functions for the Accounts or the Accounts are managed or advised by different portfolio management teams within the Investment Adviser). The Investment Adviser will face a conflict with respect to such valuations as they affect the Investment Adviser’s compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in various activities in the global financial markets. Goldman Sachs, acting in various capacities (including investment banker, market maker, lender, investor, broker, advisor and research provider), may take actions or advise on transactions in respect of Accounts (including the Funds) or companies or affiliated or unaffiliated investment funds in which one or more Funds have an interest that may have potential adverse effects on the Funds.

The Investment Adviser provides advisory services to the Funds. The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds.

Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to or opposed to those of the Funds, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Funds. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Funds invest, and may negatively affect the Funds or the prices or terms at which the Funds’ transactions may be effected. For example, Accounts may engage in a strategy while the Funds are undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Funds. The Funds on one hand and Goldman Sachs or Accounts on the other hand may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Funds. Goldman Sachs or Accounts, on the one hand, and a Fund, on the other hand, may also invest in or extend credit to different classes of securities or different parts of the capital structure of the same issuer and as a result Goldman Sachs or Accounts may take actions that adversely affect the Fund. In addition, Goldman Sachs (including the Investment Adviser) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which a Fund invests. As a result, Goldman Sachs may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of Accounts with respect to a particular issuer in which one or more Funds have invested. The Funds could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Goldman Sachs (including the Investment Adviser) and its personnel may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Shareholders may be offered access to advisory services through several different Goldman Sachs advisory businesses (including Goldman, Sachs & Co. and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security. Similarly, within the Investment Adviser, certain investment teams or portfolio managers may have differing or opposite investment views in respect of an issuer or a security, and the positions a Fund’s investment team or portfolio managers take in respect of the Fund may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts and in accordance with its management of such Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds. The relative timing for the implementation of investment decisions or strategies for Accounts, on the one hand, and the Funds, on the other hand, may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser in its capacity as manager of the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser, and may cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts due to the relative amount of market savings obtained by the Accounts. Any principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds or issuers of securities held by the Funds. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interests, or may advise the parties to which it is providing services to take actions or engage in transactions, that negatively affect the Funds. For example, Goldman Sachs may advise a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held by one or more Funds. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Funds in a manner that may be adverse to the Funds. Goldman Sachs may also provide various services to the Funds or to issuers of securities in which the Funds invest, which may result in fees, compensation and remuneration as well as other benefits to Goldman Sachs, enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Goldman Sachs may make loans to clients or enter into asset-based or other credit facilities or similar transactions with clients that are secured by a client’s assets or interests other than Fund shares. In connection with its rights as lender, Goldman Sachs may act to protect its own commercial interest and may take actions that adversely affect the borrower. The borrower’s actions may in turn adversely affect the Funds (e.g., if the borrower rapidly liquidates a large position in a security that is held by one or more Funds, the value of such security may decline and the value of the Funds may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price).

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) under the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest, including restrictions on the purchase and sale of publicly traded equity securities. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). As a result, the Investment Adviser might not engage in transactions for one or more Funds in consideration of Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). The Investment Adviser may also reduce a Fund’s interest in an investment opportunity that has limited availability so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. In addition, the Investment Adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds. The Investment Adviser may also limit an activity or transaction engaged in by the Funds, including as a result of information held by Goldman Sachs (including information held by a portfolio management team in the Investment Adviser other than the teams managing the Funds), and may limit its exercise of rights on behalf of the Funds for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of or in respect of the Funds could affect Goldman Sachs, the Investment Adviser or their activities. The Investment Adviser may restrict its investment decisions and activities on behalf of one or more Funds and not on behalf of other Accounts.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will be subject to (or cause a Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or a Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser (and/or a Fund) being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about a Fund, including, but not limited to, investments held by a Fund, and the names and percentage interest of beneficial owners thereof, to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or a Fund. The Investment Adviser generally expects to comply with such requests to disclose such information including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for a Fund rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing standpoint.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, their affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. As a result, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.

Brokerage and research services may be used to service the Funds and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs has an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally and may elect block trade treatment when available. In addition, under certain circumstances trades for the Funds may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser generally does not bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by separate portfolio management teams, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Funds that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for a Fund are not aggregated with other orders, or not netted against orders for a Fund or other Accounts, a Fund may not benefit from a better price and lower commission rate or lower transaction cost. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of a Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of their decision-making responsibilities.

Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund’s, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

Certain Funds may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the particular Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.

Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate acting as agent to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014, each of the following Funds paid brokerage commissions as indicated in the following charts.

Fiscal Year Ended December 31, 2016:	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected through Brokers Providing Research[2]	Brokerage Commissions Paid to Brokers Providing Research[2]
Absolute Return Tracker Fund	[•]	[•]	[•]	[•]	[•]
Commodity Strategy Fund	[•]	[•]	[•]	[•]	[•]
Dynamic Allocation Fund	[•]	[•]	[•]	[•]	[•]
Managed Futures Strategy Fund	[•]	[•]	[•]	[•]	[•]
Real Estate Securities Fund	[•]	[•]	[•]	[•]	[•]
International Real Estate Securities Fund	[•]	[•]	[•]	[•]	[•]
Global Real Estate Securities Fund*	[•]	[•]	[•]	[•]	[•]
U.S. Equity Dividend and Premium Fund	[•]	[•]	[•]	[•]	[•]
International Equity Dividend and Premium Fund	[•]	[•]	[•]	[•]	[•]
U.S. Tax-Managed Equity Fund	[•]	[•]	[•]	[•]	[•]
International Tax-Managed Equity Fund	[•]	[•]	[•]	[•]	[•]

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.
[1]	The figures in the table report brokerage commissions from portfolio transactions, including futures transactions.
[2]	The information above reflects the full commission amounts paid to brokers that provide proprietary research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
[3	Percentage of total commissions paid to Goldman Sachs.]
[4	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.]

Fiscal Year Ended December 31, 2015:	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected through Brokers Providing Research[2]	Brokerage Commissions Paid to Brokers Providing Research[2]
Absolute Return Tracker Fund	$293,742	$0 (2%3)	$18,836,827,377 (3%4)	$0	$0
Commodity Strategy Fund	$35,027	$0 (0%3)	$2,640,235,301 (0%4)	$0	$0
Dynamic Allocation Fund	$279,537	$0 (11%3)	$8,550,989,616 (17%4)	$0	$0
Managed Futures Strategy Fund	$131,951	$0 (0%3)	$1,776,262,508 (0%4)	$0	$0
Real Estate Securities Fund	$386,648	$0 (0%3)	$498,371,983 (0%4)	$470,095,715	$373,874
International Real Estate Securities Fund	$591,023	$0 (0%3)	$361,048,225 (0%4)	$347,841,202	$582,469
Global Real Estate Securities Fund*	$1,816	$0 (0%3)	$3,748,093 (0%4)	$3,570,505	$1,780
U.S. Equity Dividend and Premium Fund	$98,522	$0 (4%3)	$1,998,329,794 (6%4)	$0	$0
International Equity Dividend and Premium Fund	$189,292	$0 (6%3)	$1,120,550,310 (1%4)	$0	$0
U.S. Tax-Managed Equity Fund	$125,122	$0 (0%3)	$2,387,142,225 (0%4)	$0	$0
International Tax-Managed Equity Fund	$176,627	$0 (5%3)	$1,327,641,675 (0%4)	$0	$0

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.
[1]	The figures in the table report brokerage commissions only from securities transactions. For the fiscal year ended December 31, 2015, Goldman Sachs and other affiliated broker/dealers earned approximately $5,242, $29,855, $4,102, $11,549, $298 and $9,071 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Absolute Return Tracker, Dynamic Allocation, U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[2]	The information above reflects the full commission amounts paid to brokers that provide proprietary research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
[3]	Percentage of total commissions paid to Goldman Sachs.
[4]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

Fiscal Year Ended December 31, 2014:	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected through Brokers Providing Research[2]	Brokerage Commissions Paid to Brokers Providing Research[2]
Absolute Return Tracker Fund	$432,159	$0 (0%3)	$25,897,618,311 (0%4)	$0	$0
Commodity Strategy Fund	$39,246	$0 (0%3)	$3,313,630,720 (0%4)	$0	$0
Dynamic Allocation Fund	$353,256	$0 (0%3)	$12,257,795,818 (0%4)	$0	$0
Managed Futures Strategy Fund	$134,092	$0 (0%3)	$2,954,042,292 (0%4)	$0	$0
Real Estate Securities Fund	$449,046	$0 (0%3)	$545,550,187 (0%4)	$537,402,709	$431,658
International Real Estate Securities Fund	$547,237	$0 (0%3)	$371,344,922 (0%4)	$374,083,342	$535,973
Global Real Estate Securities Fund*	—	—	—	—	—
U.S. Equity Dividend and Premium Fund	$86,434	$3,414 (3.95%3)	$1,825,319,717 (0%4)	$0	$0
International Equity Dividend and Premium Fund	$124,531	$19,989 (16.05%3)	$799,257,183 (0%4)	$0	$0
U.S. Tax-Managed Equity Fund	$40,854	$4,317 (10.57%3)	$1,399,188,556 (0%4)	$943,259,353	$40,854
International Tax-Managed Equity Fund	$135,890	$10,493 (7.72%3)	$1,035,049,624 (0%4)	$0	$0

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.
[1]	The figures in the table report brokerage commissions only from securities transactions. For the fiscal year ended December 31, 2014, Goldman Sachs and other affiliated broker/dealers earned approximately $24,061, $91,145, and $179, in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Absolute Return Tracker, Dynamic Allocation, and Real Estate Securities Funds, respectively.
[2]	The information above reflects the full commission amounts paid to brokers that provide proprietary research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
[3]	Percentage of total commissions paid to Goldman Sachs.
[4]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

Funds’ Investments in Regular Broker-Dealers

During the fiscal year ended December 31, 2016, the Funds’ regular “broker-dealers”, as defined in Rule 10b-1 under the Act, were: [Goldman, Sachs & Co., JPMorgan Chase & Co., Citigroup, Inc., Bank of America Securities LLC, Credit Suisse First Boston Corp., Morgan Stanley Co Incorporated, Deutsche Bank Securities, Inc., Barclays Capital Inc., BNP Paribas Securities Corp. and Nomura].

As of December 31, 2016, the Funds not listed below did not acquire or hold any securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or the parent entities of such broker-dealers. As of the same date, the following Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or the parent entities of such broker-dealers ($ in thousands):

Fund	Broker/Dealer	Amount
U.S. Equity Dividend and Premium Fund	[Bank of America Securities LLC]	[	•]
	[JPMorgan Chase & Co.]	[	•]
	[Morgan Stanley]	[	•]
U.S. Tax-Managed Equity Fund	[Bank of America Securities LLC]	[	•]
	[CitiGroup, Inc.]	[	•]
	[JPMorgan Chase & Co.]	[	•]
	[Morgan Stanley]	[	•]

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the NAV per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time), or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Portfolio securities of a Fund for which accurate market quotations are readily available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price, or the official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time NAV is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed income securities, with the exception of short term securities with remaining maturities of 60 days or less, will be valued using evaluated prices provided by a recognized pricing service (e.g., Interactive Data Corp., Reuters, etc.) or dealer-supplied bid quotations; (v) fixed income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account various factors such as spread and daily yield changes on government or other securities in the appropriate market (i.e. matrix pricing); (vi) short term fixed income securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (vii) investments in open-end registered investment companies (excluding investments in ETFs) are valued based on the NAV of those registered investment companies (which may use fair value pricing as discussed in their prospectuses); and (viii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Funds’ NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices are provided by an independent fair value service (if available), in accordance with the fair value procedures approved by the Trustees, and are intended to reflect more accurately the value of those securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Funds or series except where allocations of expenses can otherwise be fairly made.

Each Fund relies on various sources to calculate its NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.

As discussed in more detail under “NET ASSET VALUE,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

SHARES OF THE TRUST

Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The fiscal year end of each Fund is December 31.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of April [28], 2017, the Trustees (i) have classified the shares of the Real Estate Securities Fund into seven classes: Class A Shares, Class C Shares, Institutional Shares, Class IR Shares, Class R Shares, Class R6 Shares and Service Shares; (ii) have classified the shares of each of the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund and Global Real Estate Securities Fund into six classes: Class A Shares, Class C Shares, Institutional Shares, Class IR Shares, Class R Shares and Class R6 Shares; (iii) have classified the shares of the U.S. Tax-Managed Equity Fund into five classes: Class A Shares, Class C Shares, Institutional Shares, Class IR Shares and Service Shares; (iv) have classified the shares of the Managed Futures Strategy Fund into five classes: Class A Shares, Class C Shares, Institutional Shares, Class IR Shares and Class R Shares; (v) have classified the shares of the International Real Estate Securities Fund into five classes: Class A Shares, Class C Shares, Institutional Shares, Class IR Shares and Class R6 Shares; and (vi) have classified the shares of the U.S. Equity Dividend and Premium Fund, International Equity Dividend and Premium Fund, and International Tax-Managed Equity Fund into four classes: Class A Shares, Class C Shares, Institutional Shares and Class IR Shares. Additional series and classes may be added in the future.

Each Class A Share, Class C Share, Institutional Share, Class IR Share, Class R Share, Class R6 Share and Service Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Service Plan and Shareholder Administration Plan are borne exclusively by Service Shares, fees under Distribution and Service Plans (together with the Service Plan and Shareholder Administration Plan, the “Plans”) are borne exclusively by Class A, Class C or Class R Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectuses and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to variations, waivers and discounts, which may differ depending on whether you purchase shares through a financial intermediary. These variations, waivers and discounts are discussed more fully in the Funds’ Prospectuses.

Class A Shares are sold with an initial sales charge of up to 5.5% (4.5% for Commodity Strategy Fund), through brokers and dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares of each Fund. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

Class C Shares of the Funds are sold subject to a contingent deferred sales charges (“CDSC”) of up to 1.00% through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

Institutional Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.

Class IR, Class R and Class R6 Shares are sold at NAV without a sales charge. As noted in the Prospectuses, Class IR, Class R and Class R6 Shares are not sold directly to the public. Instead, Class IR, Class R and Class R6 Shares generally are available only to Section 401(k) plans, 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Class IR, Class R or Class R6 Shares through a plan level or omnibus account. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Authorized Institution that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class IR, Class R and Class R6 Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs and SARSEPs; except that Class IR Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Class R6 Shares may be purchased or redeemed only through plan administrators or recordkeepers that provide administration and/or recordkeeping to Employee Benefit Plans (or through clearing firms acting on behalf of such plan administrators or recordkeepers) where there is an agreement with Goldman Sachs covering the purchase and redemption of Class R6 Shares. Participants in an Employee Benefit Plan should contact their Employee Benefit Plan service provider for information regarding purchases, sales and exchanges of Class IR, Class R and Class R6 Shares. Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the average daily net assets attributable to Class R Shares. With respect to Class R Shares the distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

Service Shares may be purchased at NAV without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributable to Service Shares.

It is possible that an institution or its affiliate may offer different classes of shares (i.e., Class A, Class C, Institutional, Class IR, Class R, Class R6 or Service Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the NAV per share may differ depending upon the class of shares purchased.

Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

The following is a summary of certain additional U.S. federal income, and state and local, tax considerations regarding the purchase, ownership and disposition of shares of the Funds that are not described in the Prospectuses. The discussions below and in the Prospectuses are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on April [28], 2017, which are subject to change.

Fund Taxation

Each Fund is treated as a separate taxable entity and has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

There are certain tax requirements that each Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

As described in the Prospectuses, the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds may seek to gain exposure to the commodity markets primarily through investments in a wholly-owned subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such private letter rulings to the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds. Based on such rulings, those Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries (currently, only the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds invest in subsidiaries). However, the Managed Futures Strategy Fund has not received such a private letter ruling, and are not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of a Fund’s investments in a wholly owned subsidiary or commodity-linked instruments may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. In connection with investments in commodity index-linked structured notes, the Managed Futures Strategy Fund has obtained an opinion of counsel that their income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Managed Futures Strategy Fund’s income from such investments was not “qualifying income,” in which case the Funds would fail to qualify as regulated investment companies under Subchapter M of the Code if over 10% of their gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

A foreign corporation, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiaries may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as each Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a Subsidiary will derive income subject to such withholding tax. Each Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the applicable Fund will be treated as a “U.S. shareholder” of its respective Subsidiary. As a result, a Fund will be required to include in gross income for U.S. federal income tax purposes all of its respective Subsidiary’s “subpart F income,” whether or not such income is distributed by a Subsidiary. It is expected that all of a Subsidiary’s income will be “subpart F income.” Each Fund’s recognition of its respective Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by the Subsidiaries to the Funds will be tax-free, to the extent of their previously undistributed “subpart F income,” and will correspondingly reduce a Fund’s tax basis in its respective Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by a Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.

If a Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that each Fund will avoid corporate-level tax in each year.

Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the International Real Estate Securities, Global Real Estate Securities Fund, Dynamic Allocation, International Equity Dividend and Premium and International Tax-Managed Equity Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. Each Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, without any deductions of dividends paid, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

To avoid a 4% federal excise tax, each Fund generally must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any, during the eight taxable years following the year of the loss. Capital loss carryforwards arising in taxable years of a Fund beginning after December 22, 2010 will generally be able to be carried forward indefinitely. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. As of December 31, 2016, the following Funds had capital loss carryforwards approximating the amounts indicated, expiring in the years indicated:

Fund	Amount		Years of Expiration
Absolute Return Tracker Fund	[$2,466,351	]	[Perpetual Short-term]
Commodity Strategy Fund	[16,303,834	]	[2016]
	[67,560,179	]	[2017]
	[9,976,477	]	[Perpetual Short-term]
	[5,928,633	]	[Perpetual Long-term]
Dynamic Allocation Fund	[17,878,052	]	[Perpetual Short-term]
	[2,327,721	]	[Perpetual Long-term]
Managed Futures Strategy Fund	[12,787	]	[Perpetual Long-term]
International Real Estate Securities Fund	[315,734,034	]	[2016]
	[239,206,981	]	[2017]
	[18,621,372	]	[2018]
U.S. Tax-Managed Equity Fund	[50,600,875	]	[Perpetual Short-term]
International Tax-Managed Equity Fund	[2,078,605	]	[2016]
	[31,387,420	]	[2017]
	[42,227,380	]	[Perpetual Short-term]
	[7,421,630	]	[Perpetual Long-term]

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with a Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

A Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income”. In addition, tax may be imposed on a Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Taxable U.S. Shareholders—Distributions

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities, hedging activities or a high portfolio turnover rate.

Distributions reported to shareholders as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of a Fund’s securities lending activities, hedging activities or a high portfolio turnover rate. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders—Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

Each Fund may be required to withhold, as “backup withholding,” federal income tax, currently at a 28% rate, from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the IRS or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing properly to report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while the shareholder is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Taxes

Each Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If, as may occur for the International Real Estate Securities, Global Real Estate Securities, International Equity Dividend and Premium and International Tax-Managed Equity Funds, more than 50% of a Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)

If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the International Real Estate Securities, Global Real Estate Securities, International Equity Dividend and Premium or International Tax-Managed Equity Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the International Real Estate Securities, Global Real Estate Securities, International Equity Dividend and Premium and International Tax-Managed Equity Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by that Fund.

Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the International Real Estate Securities, Global Real Estate Securities, International Equity Dividend and Premium or International Tax-Managed Equity Funds file the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. The other Funds will generally not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.

Non-U.S. Shareholders

The discussion above generally relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. However, non-U.S. shareholders should refer to the discussion above in respect to Fund investments in certain REITS or in REMIC residual interests.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are reported as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Under a provision recently made permanent by Congress, non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that the Funds will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain.

The Code provides a look-through rule for distributions of FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a “qualified investment entity” (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.

State and Local Taxes

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of such a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in such a Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS

The audited financial statements and related reports of [            ], independent registered public accounting firm for the Funds, contained in each Fund’s December 31, 2016 Annual Report are hereby incorporated by reference. The financial statements in each Fund’s Annual and Semi-Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. Copies of the Annual Reports of each Fund may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at www.gsamfunds.com and on the SEC’s website at www.sec.gov.

PAYMENTS TO INTERMEDIARIES

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries from time to time to promote the sale, distribution and/or servicing of shares of a Fund, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by a Fund), are not an additional charge to a Fund or its shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by a Fund to the Intermediaries as described in a Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. For purposes of this “Payments to Intermediaries” section, “Funds” shall mean, collectively, a Fund and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of a Fund, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to a Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of a Fund. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of a Fund through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by a Fund with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including a Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisers to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of a Fund and when considering which share class is most appropriate for you.

For the year ended December 31, 2016, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately [177] Intermediaries, totaling approximately [$134.5] million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to a Fund, Goldman Sachs Trust, all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, and Goldman Sachs Trust II. During the year ended December 31, 2016, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2016 are not reflected. Additional Intermediaries may receive payments in 2017 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.

[ADP Broker-Dealer, Inc.
ADP, Inc.
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Amalga Trust Company
Amalgamated Bank of Chicago
American Enterprise Investment Services, Inc. (AEIS)
American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Ascensus, Inc.
Associated Trust Company, N.A. Associated Investment Services, Inc.
AXA Equitable Life Insurance Company
Banc of America Securities LLC
BancorpSouth
Bank Hapoalim B.M.
Bank of New York

Bankers Trust

BB&T Capital Markets

BMO Harris Bank N.A.

BMO Nesbitt Burns

BOSC, Inc.

Branch Banking & Trust Company

Brown Brothers Harriman & Co.

Cetera Financial Group

C.M. Life Insurance Company

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc.

CME Shareholder Servicing LLC

Citibank N.A.

Citigroup Global Markets, Inc.

Citigroup Private Bank at Citibank N.A.

Citigroup Private Bank at Citibank N.A.

Citibank N.A.; Citigroup Global Markets Inc.

Citizens Bank Wealth Management, N.A.

Comerica Bank

Comerica Securities, Inc.

Commerce Bank, N.A.

Commerce Trust Co.

Commonwealth Annuity and Life Insurance Company

Commonwealth Equity Services, Inc. dba Commonwealth Financial Network

Companion Life Insurance Company

Compass Bank

Computershare Trust Company, N.A.

Connecticut General Life Insurance Company

Daily Access Corporation

Dain Rauscher Inc.

Deutsche Bank Trust Company Americas

Directed Account Plan Board of Directors

Dubuque Bank & Trust

E*Trade Clearing LLC

Edward D. Jones & Co., L.P.

Farmers New World Life Insurance Company

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fifth Third Bank

Fifth Third Securities Inc.

First Clearing, LLC

First National Bank of Omaha

Forethought Life Insurance Company

Fulton Bank, N.A.

Fulton Financial Advisors, National Association

Genworth Financial Securities Corporation

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Genworth Life Insurance Company

Great-West Financial Retirement Plan Services, LLC

Great-West Life & Annuity Insurance Company

GWFS Equities, Inc.

Harris Trust & Savings Bank

Hartford Life Insurance Company

Hewitt Associates LLC

Horace Mann Life Insurance Company

HSBC Bank USA

Hunt, Dupree & Rhine

ICMA RC-Services, LLC

ICMA Retirement Corporation

Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)

Invesmart, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities LLC

Jefferson National Life Insurance Company

Jefferson Pilot Financial Insurance Company

JPMorgan Chase Bank, N.A.

JPMorgan Securities, Inc. (JPMSI)

Kemper Investors Life Insurance Company

LaSalle Bank, N.A.

Law Debenture Trust Company of New York

Lincoln Benefit Life Company

Lincoln Investment Planning, Inc.

Lincoln Life & Annuity Company of New York

Lincoln Retirement Services Company, LLC

LPL Financial Corporation

M&T Bank

M&T Securities, Inc.

Massachusetts Mutual Life Insurance Company

MassMutual Retirement Services, LLC

McCready and Keene, Inc.

Mellon Bank, N.A.

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Midland National Life Insurance Company

Minnesota Life Insurance Company

MML Distributors, LLC

Morgan Stanley Smith Barney LLC

Morgan Stanley & Co. LLC

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

National Financial Services LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLIFE Distributors Inc.

Oppenheimer & Co. Inc.

Pershing LLC

PNC Bank, N.A.

PNC Capital Markets LLC

Principal Life Insurance Company

Protective Life Insurance Company

PruCo Life Insurance Company

PruCo Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company

Raymond James & Associates, Inc.

Raymond James Financial Services

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

RiverSource Life Insurance Company; RiverSource Life Insurance Co. of New York

Robert W. Baird & Co. Incorporated

Scott & Stringfellow

Security Benefit Life Insurance Company

Security Distributors, Inc.

Signature Bank

Silicon Valley Bank

State Street Global Markets, LLC

State Street Bank and Trust Company

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

SunGard Institutional Brokerage, Inc.

Sun Trust Bank

SunTrust Robinson Humphrey, Inc.

SVB Securities

Synovus Securities

T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade Clearing, Inc.

Teachers Insurance and Annuity Association of America

The Guardian Insurance & Annuity Company, Inc.

The Lincoln National Life Insurance Company

The Ohio National Life Insurance Company

The Prudential Insurance Company of America

The Travelers Insurance Company

The Travelers Life and Annuity Company

The United States Life Insurance Company in the City of New York

The Vanguard Group, Inc.

Transamerica Life Insurance Company; Transamerica Financial Life Insurance Company

Transamerica Retirement Solutions Corporation

Treasury Curve, LLC

Trustmark National Bank

U.S. Bank National Association

U.S. Fiduciary Services, Inc.

UBS Financial Services Inc.

Union Bank, N.A.

United of Omaha Life Insurance Company

US Bank, N.A.

VALIC Retirement Services Company

Voya Institutional Plan Services, LLC

Voya Financial Partners, LLC

Voya Retirement Advisors, LLC

Voya Retirement Insurance and Annuity Company

Wachovia Capital Markets, LLC

Wells Fargo Advisors, LLC

Wells Fargo Advisors Financial Network, LLC; First Clearing, LLC

Wells Fargo Investment, LLC

Wells Fargo Bank , N.A

Wells Fargo Corporate Trust Services, a division of Wells Fargo Bank N.A.

Zions Bank]

Your Authorized Dealer or other Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectuses. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of shareholders and its service providers. The policy provides that neither a Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody and proxy voting services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. However, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel—Dechert LLP, the Funds’ financial printer—RR Donnelley, and the Funds’ proxy voting service—ISS. KPMG LLP, an investor in the Funds, also receives certain non-public holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain fixed income funds of the Trust may provide non-public portfolio holdings information to Standard & Poor’s to allow such Funds to be rated by it and certain equity funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants or derivatives-clearing merchants, in connection with a Fund’s portfolio trading activities. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

The Funds in this SAI currently intend to publish on the Trust’s website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each calendar quarter (the end of the month, in the case of Managed Futures Strategy), subject to a 30 calendar day lag (with respect to the International Real Estate Securities, Real Estate Securities, Global Real Estate Securities, International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds, this lag is 15 days, and with respect to the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, this lag is 60 days) between the date of the information and the date on which the information is disclosed. In addition, the equity funds in this SAI intend to publish on their website month-end top ten holdings (the Dynamic Allocation Fund instead shows exposures to the five major asset classes, and the Absolute Return Tracker Fund and Commodity Strategy Fund instead show select holdings information) subject to a 15 calendar-day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. In addition, certain portfolio statistics and other information (other than portfolio holdings information) may be available on a daily basis by calling Goldman, Sachs & Co. toll-free at 1-800-526-7384 (for Class A, Class C, Service, Class IR and Class R Shareholders) or 1-800-621-2550 (for Class R6 and Institutional Shareholders).

Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of April [28], 2017, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Disclosure of Current NAV Per Share

Each Fund’s current NAV per share is available through the Fund’s website at www.gsamfunds.com or by contacting the Fund at 1-800-526-7384.

Miscellaneous

The Funds (except the U.S. Tax-Managed Equity Fund) will redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Each Fund (except the U.S. Tax-Managed Equity Fund), however, reserves the right, in its sole discretion, to pay redemptions by a distribution in-kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the NAV of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be valued for this purpose using the same method employed in calculating each Fund’s NAV per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities. The U.S. Tax-Managed Equity Fund may pay redemptions, in part or in whole, by a distribution in-kind of securities (instead of cash) from the Fund. Unlike other funds of the Trust, the U.S. Tax-Managed Equity Fund has not elected, pursuant to Rule 18f-1 under the Act, to pay in cash all requests for redemptions up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectuses, the Trust may authorize Authorized Institutions and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Authorized Institutions or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the transfer agent.

The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Line of Credit

As of December 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility together with other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the fiscal year ended December 31, 2016, the Funds did not have any borrowings under the facility.

Large Trade Notifications

The transfer agent may from time to time receive notice that an Authorized Institution or other financial intermediary has received an order for a large trade in a Fund’s shares. The Funds may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. On the other hand, the Authorized Institution or other financial intermediary may not ultimately process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

Corporate Actions

From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.

In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

DISTRIBUTION AND SERVICE PLANS

(Class A Shares, Class C Shares and Class R Shares Only)

Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class C and Class R Shares of each Fund offering those share classes, distribution and service plans (each, a “Plan”). See “Shareholder Guide—Distribution and Service Fees” in the Prospectuses. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class A, Class C or Class R Shares when investing in the Funds. In addition, distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.

The Plans for Class A, Class C and Class R Shares of each applicable Fund were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans, on June 15-16, 2016.

The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.50% per annum of a Fund’s average daily net assets attributable to Class A, Class C and Class R Shares, respectively, of such Fund. Under the Plan for Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal on an annual basis to 0.25% of each Fund’s average daily net assets attributable to Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by FINRA.

Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans (and, as applicable, CDSCs) on Class A, Class C and Class R Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Institutions in respect of sales of Class A, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class C and Class R Shares.

Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

The Plans will remain in effect until June 30, 2017 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class C or Class R Shares of the affected Fund and affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class C or Class R Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class C and Class R shareholders.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014, by each of the following Funds pursuant to the Class A Plan:

Fund	Fiscal year ended December 31, 2016		Fiscal year ended December 31, 2015	Fiscal year ended December 31, 2014
Absolute Return Tracker Fund	[	•]	$133,047	$217,527
Commodity Strategy Fund	[	•]	213,026	552,968
Dynamic Allocation Fund	[	•]	158,654	266,496
Managed Futures Strategy Fund	[	•]	23,384	6,989
Real Estate Securities Fund	[	•]	156,235	153,028
International Real Estate Securities Fund	[	•]	22,980	30,104
Global Real Estate Securities Fund*	[	•]	22	—
U.S. Equity Dividend and Premium Fund	[	•]	439,692	408,399
International Equity Dividend and Premium Fund	[	•]	24,915	27,603
U.S. Tax-Managed Equity Fund	[	•]	139,478	98,922
International Tax-Managed Equity Fund	[	•]	6,667	6,967

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014 by each of the following Funds pursuant to the Class C Plan:

Fund	Fiscal year ended December 31, 2016		Fiscal year ended December 31, 2015	Fiscal year ended December 31, 2014
Absolute Return Tracker Fund	[	•]	$225,400	$292,061
Commodity Strategy Fund	[	•]	67,538	116,119
Dynamic Allocation Fund	[	•]	358,500	511,382
Managed Futures Strategy Fund	[	•]	17,643	13,617
Real Estate Securities Fund	[	•]	160,738	141,270
International Real Estate Securities Fund	[	•]	18,549	21,795
Global Real Estate Securities Fund*	[	•]	87	—
U.S. Equity Dividend and Premium Fund	[	•]	764,944	700,254
International Equity Dividend and Premium Fund	[	•]	30,413	27,561
U.S. Tax-Managed Equity Fund	[	•]	190,871	124,132
International Tax-Managed Equity Fund	[	•]	4,592	1,142

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014 by each of the following Funds pursuant to the Class R Plan:

Fund	Fiscal year ended December 31, 2016		Fiscal year ended December 31, 2015	Fiscal year ended December 31, 2014
Absolute Return Tracker Fund	[	•]	$11,280	$10,114
Commodity Strategy Fund	[	•]	9,081	8,445
Dynamic Allocation Fund	[	•]	79	60
Managed Futures Strategy Fund	[	•]	506	400
Real Estate Securities Fund	[	•]	12,625	6,246
Global Real Estate Securities Fund*	[	•]	43	—

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.

During the fiscal year ended December 31, 2016, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each of the following Funds:

Fund	Compensation to Dealers[1]		Compensation and Expenses of the Distributor and Its Sales Personnel		Allocable Overhead, Telephone and Travel Expenses		Printing and Mailing of Prospectuses to Other Than Current Shareholders		Preparation and Distribution of Sales Literature and Advertising		Totals
Absolute Return Tracker Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Commodity Strategy Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Dynamic Allocation Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Managed Futures Strategy Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Real Estate Securities Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
International Real Estate Securities Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Global Real Estate Securities Fund*	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
U.S. Equity Dividend and Premium Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
International Equity Dividend and Premium Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
U.S. Tax-Managed Equity Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
International Tax-Managed Equity Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.
[1]	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.

During the fiscal year ended December 31, 2016, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each of the following Funds:

Fund	Compensation to Dealers[1]		Compensation and Expenses of the Distributor and Its Sales Personnel		Allocable Overhead, Telephone and Travel Expenses		Printing and Mailing of Prospectuses to Other Than Current Shareholders		Preparation and Distribution of Sales Literature and Advertising		Totals
Absolute Return Tracker Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Commodity Strategy Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Dynamic Allocation Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Managed Futures Strategy Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Real Estate Securities Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
International Real Estate Securities Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Global Real Estate Securities Fund*	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
U.S. Equity Dividend and Premium Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
International Equity Dividend and Premium Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
U.S. Tax-Managed Equity Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
International Tax-Managed Equity Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]

*	The Global Real Estate Securities Fund commenced operations on August 31, 2015.
[1]	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

During the fiscal year ended December 31, 2016, Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan of each of the following Funds:

Fund	Compensation to Dealers		Compensation and Expenses of the Distributor and Its Sales Personnel		Allocable Overhead, Telephone and Travel Expenses		Printing and Mailing of Prospectuses to Other Than Current Shareholders		Preparation and Distribution of Sales Literature and Advertising		Totals
Absolute Return Tracker Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Commodity Strategy Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Dynamic Allocation Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Managed Futures Strategy Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Real Estate Securities Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
Global Real Estate Securities Fund**	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]

*	Reflects rounding.
**	The Global Real Estate Securities Fund commenced operations on August 31, 2015.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,

EXCHANGES AND DIVIDENDS

(Class A Shares, Class C Shares and Class R Shares Only)

The following information supplements the information in the Prospectuses under the captions “Shareholder Guide” and “Distributions.” The information below may differ depending on your financial intermediary. Please see the applicable Prospectus for more complete information, including information about sales charge variations, waivers and discounts.

Maximum Sales Charges

Class A Shares of each Fund are sold with a maximum sales charge of 5.5% (4.5% for Commodity Strategy Fund). Using the NAV per share as of December 31, 2016, the maximum offering price of each Fund’s Class A Shares would be as follows:

Fund	Net Asset Value		Maximum Sales Charge		Offering Price to Public
Absolute Return Tracker Fund	[	•]	[	•]	[	•]
Commodity Strategy Fund	[	•]	[	•]	[	•]
Dynamic Allocation Fund	[	•]	[	•]	[	•]
Managed Futures Strategy Fund	[	•]	[	•]	[	•]
Real Estate Securities Fund	[	•]	[	•]	[	•]
International Real Estate Securities Fund	[	•]	[	•]	[	•]
Global Real Estate Securities Fund	[	•]	[	•]	[	•]
U.S. Equity Dividend and Premium Fund	[	•]	[	•]	[	•]
International Equity Dividend and Premium Fund	[	•]	[	•]	[	•]
U.S. Tax-Managed Equity Fund	[	•]	[	•]	[	•]
International Tax-Managed Equity Fund	[	•]	[	•]	[	•]

The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in the applicable Fund’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the applicable Fund’s Prospectus is only shown to one decimal place (i.e., 5.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53%) or somewhat lesser (e.g., 5.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.

Other Purchase Information/Sales Charge Waivers

The sales charge waivers of the Funds’ shares described in “Shareholder Guide-Common Questions Applicable to the Purchase of Class A Shares” in the Prospectuses are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

If shares of a Fund are held in an account with an Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Institution, and not by the Fund and its transfer agent. Because the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Institution.

Right of Accumulation (Class A)

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A and/or Class C Shares (acquired by purchase or exchange) of a Fund and Class A and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, for certain Funds, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the same Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 but less than $250,000 for certain Funds). Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Funds’ shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A and/or Class C Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectuses.

Statement of Intention (Class A)

If a shareholder anticipates purchasing at least $50,000 ($100,000 in the case of Commodity Strategy Fund), not counting reinvestments of dividends and distributions, of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Institution must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the transfer agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.

Cross-Reinvestment of Dividends and Distributions

Shareholders may receive dividends and distributions in additional shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund (the “Prime Obligations Fund”) if they hold Class A Shares of a Fund.

A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

As stated in the applicable Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Institutions after the Shares have been held for one year. When an Authorized Institution enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Institution’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative NAV without a sales charge in recognition of the reduced payment to the Authorized Institution.

Exchanges from Collective Investment Trusts to the Funds

The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 under the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the transfer agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at NAV. The transfer agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A or Class C Shares. The CDSC applicable to Class A or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the transfer agent.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

(Service Shares Only)

The Real Estate Securities Fund and U.S. Tax-Managed Equity Fund have adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to each Fund’s Service Shares which authorizes the applicable Fund to compensate Authorized Institutions for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Fund enters into agreements with Authorized Institutions which purchase Service Shares of a Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Authorized Institutions may perform some or all of the following services:

(a)	Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Authorized Institution’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Authorized Institution’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Authorized Institution.

(b)	Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Authorized Institution’s customers; (ii) establishing and maintaining, or assisting in establishing and maintaining, individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing, or assisting in processing, confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting, or assist in receiving and transmitting, funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Authorized Institution’s customers by or through the Authorized Institution; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of FINRA’s Conduct Rules.

As compensation for such services, each Fund will pay each Authorized Institution a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Authorized Institution.

The amount of the service and shareholder administration fees paid by each Fund to Authorized Institutions pursuant to the Plans was as follows for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014:

Fund	Fiscal year ended December 31, 2015		Fiscal year ended December 31, 2015	Fiscal year ended December 31, 2014
Real Estate Securities Fund	[	•]	$15,326	$17,304
U.S. Tax-Managed Equity Fund	[	•]	3,760	432

The Funds offering Service Shares have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Authorized Institutions pursuant to the Service Agreement might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to an Authorized Institutions’ receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Authorized Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 15-16, 2016. The Plans and related Service Agreements will remain in effect until June 30, 2017 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund’s Service Class and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Fund’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust’s Governance and Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

During the fiscal year ended December 31, 2016, Goldman Sachs incurred the following expenses in connection with distribution under the Service Plan of each of the following Funds:

Fund	Compensation to Dealers		Compensation and Expenses of the Distributor and Its Sales Personnel		Allocable Overhead, Telephone and Travel Expenses		Printing and Mailing of Prospectuses to Other Than Current Shareholders		Preparation and Distribution of Sales Literature and Advertising		Totals
Real Estate Securities Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]
U.S. Tax-Managed Equity Fund	[	•]	[	•]	[	•]	[	•]	[	•]	[	•]

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [ ], 2017, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Fund’s shares. Except as listed below, the Trust does not know of any persons who own of record or beneficially 5% or more of any class of a Fund’s shares:

Absolute Return Tracker

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Institutional	[	•]	[	•]
Class R	[	•]	[	•]
Class R6	[	•]	[	•]

Commodity Strategy Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Class R	[	•]	[	•]
Class IR	[	•]	[	•]
Institutional	[	•]	[	•]
Class R6	[	•]	[	•]

Dynamic Allocation Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Class R	[	•]	[	•]
Class IR	[	•]	[	•]
Institutional	[	•]	[	•]
Class R6	[	•]	[	•]

Managed Futures Strategy Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Class R	[	•]	[	•]
Class IR	[	•]	[	•]
Institutional	[	•]	[	•]

Real Estate Securities Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Class R	[	•]	[	•]
Class IR	[	•]	[	•]
Institutional	[	•]	[	•]
Service	[	•]	[	•]
Class R6	[	•]	[	•]

International Real Estate Securities Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Class IR	[	•]	[	•]
Institutional	[	•]	[	•]
Class R6	[	•]	[	•]

Global Real Estate Securities Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Class R	[	•]	[	•]
Class IR	[	•]	[	•]
Institutional	[	•]	[	•]
Class R6	[	•]	[	•]

U.S. Equity Dividend and Premium Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Institutional	[	•]	[	•]
Class IR	[	•]	[	•]

International Equity Dividend and Premium Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Class IR	[	•]	[	•]
Institutional	[	•]	[	•]

U.S. Tax-Managed Equity Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Class IR	[	•]	[	•]
Institutional	[	•]	[	•]
Service	[	•]	[	•]

International Tax-Managed Equity Fund

Class	Name/Address		Percentage of Class
Class A	[	•]	[	•]
Class C	[	•]	[	•]
Class IR	[	•]	[	•]
Institutional	[	•]	[	•]

[*         Entity owned more than 25% of the outstanding shares of the Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.]

As of [•], 2017, the Goldman Sachs Satellite Strategies Portfolio (the “Satellite Strategies Portfolio”) owned 39.11% of the outstanding shares of the International Real Estate Securities Fund. For so long as this investment represents a greater than 25% interest in the Fund, the Satellite Strategies Portfolio will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as the Satellite Strategies Portfolio is a control person, in the event of a proxy affecting the International Real Estate Securities Fund, the Satellite Strategies Portfolio will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by the Satellite Strategies Portfolio of its holdings in the International Real Estate Securities Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

As of [•], 2017, the Goldman Sachs Enhanced Dividend Global Equity Portfolio (“EDGE Fund”) owned 35.60% of the outstanding shares of the International Equity Dividend and Premium Fund. For so long as this investment represents a greater than 25% interest in the Fund, the EDGE Fund will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as the EDGE Fund is a control person, in the event of a proxy affecting the International Equity Dividend and Premium Fund, the EDGE Fund will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by the EDGE Fund of its holdings in the International Equity Dividend and Premium Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs

As of [•], 2017, the Goldman Sachs Tax-Advantaged Global Equity Portfolio (“TAG Fund”) owned 84.36% of the outstanding shares of the U.S. Tax-Managed Equity Fund. For so long as this investment represents a greater than 25% interest in the Fund, the TAG Fund will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as the TAG Fund is a control person, in the event of a proxy affecting the U.S. Tax-Managed Equity Fund, the TAG Fund will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by the TAG Fund of its holdings in the U.S. Tax-Managed Equity Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

As of [•], 2017, the TAG Fund owned 88.59% of the outstanding shares of the International Tax-Managed Equity Fund. For so long as this investment represents a greater than 25% interest in the Fund, the TAG Fund will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as the TAG Fund is a control person, in the event of a proxy affecting the International Tax-Managed Equity Fund, the TAG Fund will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by the TAG Fund of its holdings in the International Tax-Managed Equity Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

1-A

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

2-A

“R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3-A

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

4-A

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

5-A

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

6-A

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

7-A

APPENDIX B

Effective March 2016

GSAM PROXY VOTING GUIDELINES SUMMARY

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	U.S. proxy items:

1.	Operational Items	page 1-B
2.	Board of Directors	page 2-B
3.	Executive Compensation	page 4-B
4.	Director Nominees and Proxy Access	page 7-B
5.	Shareholder Rights and Defenses	page 7-B
6.	Mergers and Corporate Restructurings	page 8-B
7.	State of Incorporation	page 8-B
8.	Capital Structure	page 9-B
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 9-B

B.	Non-U.S. proxy items:

1.	Operational Items	page 11-B
2.	Board of Directors	page 12-B
3.	Compensation	page 14-B
4.	Board Structure	page 15-B
5.	Capital Structure	page 15-B
6.	Mergers and Corporate Restructurings & Other	page 17-B
7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 18-B

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1. Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

1-B

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2. Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 % of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 % of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

2-B

•	The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees; and

•	The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and Inside Directors or Affiliated Outside Directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	At the previous board election, any director received more than 50 % withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or

•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

3-B

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3. Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

4-B

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

5-B

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

6-B

4. Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management; and

•	Likelihood that the Board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

When evaluating companies that adopted proxy access either proactively or in response to a shareholder proposal, GSAM will take into account the factors listed above. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5. Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

7-B

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7. State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8-B

8. Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;

2)	impact on the environment of the company’s production or manufacturing operations;

3)	societal impact of products manufactured;

4)	risks throughout the supply chain or operations including animal treatment practices within food production and conflict minerals; and

5)	board diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly-available disclosure, including if the company already discloses similar information through existing reports or policies;

•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

9-B

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

10-B

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

11-B

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 % unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

12-B

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

13-B

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3. Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

14-B

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4. Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 % over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 % of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 % over the current authorization unless the increase would leave the company with less than 30 % of its new authorization outstanding.

15-B

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 % of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 % of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

16-B

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6. Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

17-B

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9-B for our current approach to these important topics.

18-B

APPENDIX C

STATEMENT OF INTENTION

(applicable only to Class A Shares)

If a shareholder anticipates purchasing within a 13-month period Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $50,000 or more ($100,000 or more in the case of Commodity Strategy Fund), the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the account application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.

To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the account application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the account application will be held in escrow by the transfer agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the account application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the transfer agent.

1-C

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997)

	(2)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(3)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(4)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(5)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(6)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

	(7)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

	(8)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

	(9)	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999)

	(10)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

	(11)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

	(12)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

(13)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999)

(14)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(15)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(16)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000)

(17)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001)

(18)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(19)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(20)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(21)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(22)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003)

(23)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(24)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(25)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds, SEC File No. 333-117561, filed July 22, 2004)

(26)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(27)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(28)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

(29)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(30)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(31)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(32)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(33)	Amendment No. 32 dated December 31, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005)

(34)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(35)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(36)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006)

(37)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006)

(38)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(39)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(40)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(41)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(42)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(43)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(44)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(45)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 14, 2007)

(46)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(47)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(48)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(49)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008)

(50)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008)

(51)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008)

(52)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(53)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(54)	Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(55)	Amendment No. 54 dated November 19, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(56)	Amendment No. 55 dated February 11, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 242 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2010)

(57)	Amendment No. 56 dated May 20, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(58)	Amendment No. 57 dated June 17, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(59)	Amendment No. 58 dated November 18, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 261 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 3, 2010)

(60)	Amendment No. 59 dated January 5, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(61)	Amendment No. 60 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(62)	Amendment No. 61 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(63)	Amendment No. 62 dated June 16, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 285 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2011)

(64)	Amendment No. 63 dated August 18, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 290 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2011)

(65)	Amendment No. 64 dated September 27, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(66)	Amendment No. 65 dated October 20, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(67)	Amendment No. 66 dated December 15, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 292 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2011)

(68)	Amendment No. 67 dated April 19, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 321 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 27, 2012)

(69)	Amendment No. 68 dated August 16, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 333 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 24, 2012)

(70)	Amendment No. 69 dated December 13, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 346 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 28, 2013)

(71)	Amendment No. 70 dated February 12, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 348 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2013)

(72)	Amendment No. 71 dated April 18, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

(73)	Amendment No. 72 dated June 13, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013)

(74)	Amendment No. 73 dated August 15, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 366 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 12, 2013)

(75)	Amendment No. 74 dated September 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 368 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 26, 2013)

(76)	Amendment No. 75 dated October 17, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 369 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 25, 2013)

(77)	Amendment No. 76 dated November 8, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(78)	Amendment No. 77 dated December 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 376 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 26, 2013)

(79)	Amendment No. 78 dated February 11, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 393 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 21, 2014)

(80)	Amendment No. 79 dated April 10, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 414 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2014)

(81)	Amendment No. 80 dated August 14, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(82)	Amendment No. 81 dated October 16, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 432 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 17, 2014)

(83)	Amendment No. 82 dated December 17, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 433 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2014)

(84)	Amendment No. 83 dated February 12, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 441 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2015)

(85)	Amendment No. 84 dated April 16, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 455 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2015)

(86)	Amendment No. 85 dated June 11, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 464 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2015)

(87)	Amendment No. 86 dated August 13, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-206459, filed August 18, 2015)

(88)	Amendment No. 87 dated October 15, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 504 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 30, 2015)

(89)	Amendment No. 88 dated December 17, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 511 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 17, 2015)

(90)	Amendment No. 89 dated February 11, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 526 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 26, 2016)

(91)	Amendment No. 90 dated April 14, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 551 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2016)

(92)	Amendment No. 91 dated May 23, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(93)	Amendment No. 92 dated June 16, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(94)	Amendment No. 93 dated August 18, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 577 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2016)

(95)	Amendment No. 94 dated December 14, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 582 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2016)

(b)	Amended and Restated By-laws of Goldman Sachs Trust dated October 16, 2014 (incorporated by reference from Post-Effective Amendment No. 432 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 17, 2014)

(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest (Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b))

(d)	(1)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(2)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Adjustable Rate Government Fund), and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(3)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(4)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(5)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, L.P., Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998)

	(6)	Management Agreement dated January 1, 1998 between Registrant, on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(7)	Amended Annex A dated September 25, 2007 to the Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 195 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 29, 2008)

	(8)	Amended Annex A dated April 14, 2016 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, L.P., Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 554 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 13, 2016)

	(9)	Sub-Advisory Agreement effective October 1, 2014 between Goldman Sachs Asset Management, L.P. and Dividend Assets Capital, LLC, on behalf of the Goldman Sachs Rising Dividend Growth Fund (incorporated by reference from Post-Effective Amendment No. 441 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2015)

(10)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Short-Duration Tax-Free Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(11)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to certain of the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(12)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(13)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Asset Allocation Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(14)	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Equity Growth Strategy (formerly, Goldman Sachs Aggressive Growth Strategy), Goldman Sachs Balanced Strategy, Goldman Sachs Growth and Income Strategy and Goldman Sachs Growth Strategy Portfolios (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

(15)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Tax-Free Fund (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(16)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Ultra-Short Duration Government Fund and Goldman Sachs Adjustable Rate Government Fund) (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(17)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Government Fund (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(18)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Core Fixed Income Fund (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(19)	Management Agreement dated August 14, 2014 between Registrant, on behalf of Goldman Sachs Long Short Fund, and GS Investment Strategies, LLC (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(e)	(1)	Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

	(2)	Amended Exhibit A dated April 14, 2016 to the Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 554 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 13, 2016)

(f)	Not applicable

(g)	(1)	Custodian Contract dated July 15, 1991, between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1995)

	(2)	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(3)	Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

	(4)	Fee schedule dated April 12, 1999 relating to Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Growth and Goldman Sachs Growth Opportunities Funds) (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

	(5)	Fee schedule dated October 1, 1999 relating to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs Large Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 1, 1999)

	(6)	Fee schedule dated January 12, 2000 relating to Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Tax-Managed Equity Fund (formerly, CORE Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

	(7)	Fee schedule dated January 6, 2000 relating to Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Municipal Fund) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

	(8)	Fee schedule dated April 14, 2000 relating to Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Enhanced Income Fund) (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(9)	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(10)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Contract dated April 6, 1990 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(11)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Contract dated July 15, 1991 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(12)	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(13)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(14)	Amendment dated August 1, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(15)	Amendment dated August 1, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(16)	Letter Amendment dated May 15, 2002 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(17)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(18)	Letter Amendment dated August 26, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(19)	Letter Amendment dated October 28, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(20)	Letter Amendment dated February 8, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Commodity Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(21)	Letter Amendment dated March 14, 2007 to Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(22)	Letter Amendment dated April 23, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Strategic International Equity Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(23)	Letter Amendment dated May 2, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Small Cap Growth Insights Fund and Goldman Sachs Small Cap Value Insights Fund (formerly, Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Structured Small Cap Value Fund, respectively)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(24)	Letter Amendment dated August 10, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(25)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Small Cap Insights Fund (formerly, Goldman Sachs Structured International Small Cap Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(26)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Emerging Markets Equity Insights Fund (formerly, Goldman Sachs Structured Emerging Markets Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(27)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Enhanced Dividend Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(28)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Tax-Advantaged Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(29)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Tax-Managed Equity Fund (formerly, Goldman Sachs Structured International Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(30)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Dividend and Premium Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(31)	Letter Amendment dated October 4, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Local Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(32)	Letter Amendment dated November 28, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Absolute Return Tracker Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(33)	Letter Amendment dated September 17, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Insights Fund (formerly, Goldman Sachs Structured International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(34)	Letter Amendment dated November 19, 2009 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Dynamic U.S. Equity Fund (formerly, Goldman Sachs U.S. Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(35)	Letter Amendment dated November 19, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Dynamic Allocation Fund) (incorporated by reference from Post-Effective Amendment No. 233 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 28, 2009)

(36)	Letter Amendment dated August 11, 2009 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Technology Opportunities Fund (formerly, Goldman Sachs Technology Tollkeeper Fund)) (incorporated by reference from Post-Effective Amendment No. 229 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 24, 2009)

(37)	Letter Amendment dated June 30, 2010 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(38)	Letter Amendment dated December 31, 2010 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A (Goldman Sachs N-11 Equity Fund) (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(39)	Letter Amendment dated February 14, 2011 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Floating Rate Fund) (incorporated by reference from Post-Effective Amendment No. 277 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 5, 2011)

(40)	Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(41)	Letter Amendment dated January 9, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Focused Growth Fund) (incorporated by reference from Post-Effective Amendment No. 304 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 26, 2012)

(42)	Letter Amendment dated January 31, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Rising Dividend Growth Fund) (incorporated by reference from Post-Effective Amendment No. 311 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(43)	Letter Amendment dated December 14, 2011 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Managed Futures Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 312 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(44)	Letter Amendment dated February 2, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short Duration Income Fund) (incorporated by reference from Post-Effective Amendment No. 313 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2012)

(45)	Letter Amendment dated March 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Energy Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 353 to the Registrant’s registration statement, SEC File No. 33-17618, filed March 25, 2013)

(46)	Letter Amendment dated May 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Dynamic Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 360 to the Registrant’s registration statement. SEC File No. 33-17619, filed May 29, 2013)

(47)	Letter Amendment dated October 1, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Income Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 2 to Goldman Sachs MLP Income Opportunities Fund’s registration statement, SEC File No. 333-189529, filed October 25, 2013)

(48)	Letter Amendment dated November 4, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Fixed Income Macro Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(49)	Letter Amendment dated December 11, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Small/Mid Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 387 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 30, 2014)

(50)	Letter Amendment dated December 5, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short-Term Conservative Income Fund (formerly, Goldman Sachs Limited Maturity Obligations Fund)) (incorporated by reference from Post-Effective Amendment No. 395 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2014)

(51)	Letter Amendment dated January 8, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Credit Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 408 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 21, 2014)

(52)	Letter Amendment dated June 16, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Tactical Tilt Overlay Fund (formerly, Goldman Sachs Tactical Tilt Implementation Fund)) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(53)	Letter Amendment to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP and Energy Renaissance Fund) (incorporated by reference from Post-Effective Amendment No. 1 to Goldman Sachs MLP and Energy Renaissance Fund’s registration statement, SEC File No. 333-197328, filed August 26, 2014)

(54)	Letter Amendment dated August 14, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Fund) (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(55)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Managed Beta Fund) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(56)	Letter Amendment dated August 13, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Absolute Return Multi-Asset Fund (formerly, Goldman Sachs Global Absolute Return Fund) and Goldman Sachs Focused Value Fund) (incorporated by reference from Post-Effective Amendment No. 494 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 31, 2015)

(57)	Letter Amendment dated September 8, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(58)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(59)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(60)	Letter Amendment dated December 2, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-FIMS, Ltd.) (formerly, Goldman Sachs Cayman Commodity-FIMS Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(61)	Letter Amendment dated June 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-TTIF, Ltd.) (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(62)	Letter Amendment dated June 11, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-ARM, Ltd.) (formerly, Cayman Commodity-GARF, Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(63)	Letter Amendment dated April 22, 2015 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(64)	Letter Amendment dated October 20, 2015 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 518 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 15, 2016)

(65)	Amendment dated January 6, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(66)	Amendment dated March 1, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

	(67)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Factor Allocation Fund), (incorporated by reference from Post-Effective Amendment No. 568 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 27, 2016)

	(68)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA II, Ltd.) (incorporated by reference from Post-Effective Amendment No. 49 to the Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

(h)	(1)	First Amendment dated July 18, 1994 to Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

	(2)	Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

	(3)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 2, 1998)

	(4)	Amended and Restated Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. (incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007)

	(5)	Amended and Restated Transfer Agency Agreement Fee Schedule dated October 20, 2016, to the Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. (incorporated by reference from Post-Effective Amendment No. 580 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 24, 2016)

	(6)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

	(7)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust – TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

	(8)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs Financial Square Funds (formerly, Goldman Sachs Institutional Liquid Assets Portfolios) (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(9)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares and Service Shares of the Goldman Sachs Financial Square Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(10)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

(11)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios (incorporated by reference from Post-Effective Amendment No. 252 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2010)

(12)	Goldman Sachs Trust Select Class Select Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(13)	Goldman Sachs Trust Administration Shares Administration Plan amended and restated as of December 16, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(14)	Goldman Sachs Trust Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(15)	Goldman Sachs Trust Administration Class Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(16)	Goldman Sachs Trust Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(17)	Goldman Sachs Trust Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(18)	Goldman Sachs Trust Service Shares Service Plan and Shareholder Administration Plan amended and restated as of December 16, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(19)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(20)	Goldman Sachs Trust Cash Management Shares Service Plan dated February 11, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(21)	Goldman Sachs Trust Premier Shares Service Plan and Administration Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(22)	Goldman Sachs Trust Resource Shares Service Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(23)	Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(24)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Fixed Income Macro Strategies Fund (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(25)	Appointment of Agent for Service of Process relating to Cayman Commodity-FIMS, Ltd. (formerly, Goldman Sachs Cayman Commodity-FIMS Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(26)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Commodity Strategy Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(27)	Appointment of Agent for Service of Process relating to Cayman Commodity-CSF, Ltd. (formerly, Goldman Sachs Cayman Commodity Fund, Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(28)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Absolute Return Tracker Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(29)	Appointment of Agent for Service of Process relating to Cayman Commodity-ART, Ltd. (formerly, Goldman Sachs Cayman Commodity-ART Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(30)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Tactical Tilt Overlay Fund (formerly, Goldman Sachs Tactical Tilt Implementation Fund) (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(31)	Appointment of Agent for Service of Process relating to Cayman Commodity-TTIF, Ltd. (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(32)	Securities Lending and Services Agreement between State Street Bank and Trust Company and Goldman Sachs Trust relating to Goldman Sachs Long Short Fund (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(33)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Dynamic Allocation Fund (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(34)	Appointment of Agent for Service of Process relating to Cayman Commodity-DAF, Ltd. (formerly, Goldman Sachs Cayman Commodity-DAF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(35)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Absolute Return Multi-Asset Fund (incorporated by reference from Post-Effective Amendment No. 495 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 1, 2015)

(36)	Appointment of Agent for Service of Process relating to Cayman Commodity-ARM, Ltd. (formerly, Cayman Commodity-GARF, Ltd.) (incorporated by reference from Post-Effective Amendment No. 495 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 1, 2015)

(37)	Letter Amendment dated October 20, 2015 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 3 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed February 8, 2016)

(38)	Amendment dated January 6, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(39)	Amendment dated March 1, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

(40)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Managed Futures Strategy Fund (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

	(41)	Appointment of Agent for Service of Process relating to Cayman Commodity-MFS, Ltd. (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(i)	Opinion and Consent of Dechert LLP, to be filed

(j)	Not applicable

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Class A Distribution and Service Plan amended and restated as of May 5, 2004 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

	(2)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

	(3)	Class R Distribution and Service Plan dated November 8, 2007 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

	(4)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

	(5)	Resource Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(n)	Plan in Accordance with Rule 18f-3, amended and restated as of June 11, 2015 (incorporated by reference from Post-Effective Amendment No. 481 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 31, 2015)

(p)	(1)	Code of Ethics — Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund dated April 23, 1997, as amended effective June 1, 2012 (incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013)

	(2)	Code of Ethics — Goldman, Sachs & Co., Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC dated January 23, 1991, effective February 6, 2012 (incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

	(3)	Code of Ethics – Dividend Assets Capital, LLC (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(q)	Powers of Attorney for James A. McNamara, Scott M. McHugh, Ashok N. Bakhru, Kathryn A. Cassidy, Diana M. Daniels, Herbert J. Markley, Jessica Palmer, Alan A. Shuch, Roy W. Templin and Gregory G. Weaver (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

Item 29. Persons Controlled by or Under Common Control with the Fund

Goldman Sachs Tactical Tilt Overlay Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-TTIF, Ltd. (the “TTIF Subsidiary”), a company organized under the laws of the Cayman Islands. The TTIF Subsidiary’s financial statements will be included on a consolidated basis in the Tactical Tilt Implementation Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Absolute Return Tracker Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-ART, Ltd. (the “ART Subsidiary”), a company organized under the laws of the Cayman Islands. The ART Subsidiary’s financial statements will be included on a consolidated basis in the Absolute Return Tracker Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Commodity Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-CSF, Ltd. (the “CSF Subsidiary”), a company organized under the laws of the Cayman Islands. The Commodity Subsidiary’s financial statements will be included on a consolidated basis in the Commodity Strategy Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Fixed Income Macro Strategies Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-FIMS, Ltd. (the “FIMS Subsidiary”), a company organized under the laws of the Cayman Islands. The FIMS Subsidiary’s financial statements will be included on a consolidated basis in the Fixed Income Macro Strategies Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Dynamic Allocation Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-DAF, Ltd. (the “DAF Subsidiary”), a company organized under the laws of the Cayman Islands. The DAF Subsidiary’s financial statements will be included on a consolidated basis in the Dynamic Allocation Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Absolute Return Multi-Asset Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-ARM, Ltd. (the “ARM Subsidiary”), a company organized under the laws of the Cayman Islands. The ARM Subsidiary’s financial statements will be included on a consolidated basis in the Absolute Return Multi-Asset Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Managed Futures Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MFS, Ltd. (the “MFS Subsidiary”), a company organized under the laws of the Cayman Islands. The MFS Subsidiary’s financial statements will be included on a consolidated basis in the Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreements provide that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreements. Section 7 of the Management Agreements on behalf of Goldman Sachs Short Duration Government Fund provides that Goldman Sachs Short Duration Government Fund will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreements. The Management Agreements are incorporated by reference as Exhibits (d)(1) through (d)(6) and (d)(19).

Section 8 of the Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and Dividend Assets Capital, LLC (the “Sub-Adviser”) with respect to Goldman Sachs Rising Dividend Growth Fund (the “Fund”) provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) suffered by the Investment Adviser or the Trust as a result of any error of judgment by the Sub-Adviser with respect to the Fund, except that the Sub-Adviser will remain liable for, and will indemnify the Trust, the Investment Adviser and their affiliated persons against, any losses suffered (a) as a result of the willful misconduct, bad faith, or negligence by the Sub-Adviser; (b) as a result of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, or any material fact omitted therefrom, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser; or (c) as a result of the failure of the Sub-Adviser to execute portfolio transactions according to the requirements of applicable law. The Sub-Advisory Agreement is incorporated by reference as Exhibit (d)(9).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated August 9, 2007 provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(4) respectively, to the Registrant’s Registration Statement.

Mutual fund and trustees and officers liability policies purchased jointly by the Registrant and Goldman Sachs Variable Insurance Trust insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisers

Goldman Sachs Asset Management, L.P. (“GSAM”), Goldman Sachs Asset Management International (“GSAMI”) and GS Investment Strategies, LLC (“GSIS”) are wholly-owned subsidiaries of The Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. GSAM, GSAMI and GSIS are engaged in the investment advisory business. GSAM, GSAMI and GSIS are part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a worldwide, full-service financial services organization. The Goldman Sachs Group, Inc. is the general partner and principal owner of GSAM and the sole member and principal owner of GSIS. Information about the officers and partners of GSAM, officers and directors of GSAMI and officers and sole member of GSIS, is included in their Forms ADV filed with the Commission (registration numbers 801-37591, 801-38157 and 801-67433, respectively) and is incorporated herein by reference.

Dividend Assets Capital, LLC (“DAC”) serves as sub-adviser to Goldman Sachs Rising Dividend Growth Fund. DAC is primarily engaged in the investment management business. Information about the officers and directors of DAC is included in its Form ADV filed with the Commission (registration number 801-62643) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust II. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)	Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman, Sachs & Co.

Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer

Gary D. Cohn (1)	President and Chief Operating Officer, Managing Director

Alan M. Cohen (1)	Global Head of Compliance, Managing Director

Edith Cooper (1)	Global Head of Human Capital Management, Managing Director

Isabelle Ealet (3)	Global Co-Head of Securities Division, Managing Director

Richard A. Friedman (1)	Head of Merchant Banking Division, Managing Director

Richard J. Gnodde (2)	Co-Chief Executive Officer of Goldman Sachs International and Co-Head of Investment Banking Division, Managing Director

Gwen R. Libstag (1)	Head of the Conflicts Resolution Group, Managing Director

Masanori Mochida (4)	President and Representative Director of Goldman Sachs Japan Co., Ltd., Managing Director

Timothy J. O’Neill (1)	Global Co-Head of Investment Management Division, Managing Director

Gregory K. Palm (1)	General Counsel and Managing Director

John F.W. Rogers (1)	Executive Vice President, Chief of Staff, Secretary to Board of Directors, Managing Director

Pablo J. Salame (1)	Global Co-Head of Securities Division, Managing Director

Jeffrey W. Schroeder (1)	Chief Administrative Officer, Managing Director

Harvey M. Schwartz (1)	Chief Financial Officer, Managing Director

Michael S. Sherwood (2)	Vice Chairman, Co-Chief Executive Officer of Goldman Sachs International, Managing Director

David M. Solomon (1)	Co-Head of Investment Banking Division, Managing Director

Esta Stecher (1)	Chair of the Board of Directors of Goldman Sachs Bank USA, Board of Directors of Goldman Sachs International Bank, Managing Director

Steven H. Strongin (1)	Head of Global Investment Research Division, Managing Director

Eric S. Lane (1)	Co-Head of Investment Management Division, Managing Director

Stephen M. Scherr (1)	Chief Strategy Officer, Chief Executive Officer of Goldman Sachs Bank USA, Managing Director

Ashok Varadhan (1)	Co-Head of Securities Division, Managing Director

Mark Schwartz (5)	Vice Chairman of Goldman Sachs Group, Inc. and Chairman of Goldman Sachs Asia Pacific, Managing Director

R. Martin Chavez (1)	Chief Information Officer, Managing Director

Ken W. Hitchner (6)	President of Goldman Sachs in Asia Pacific Ex-Japan, Managing Director

Craig W. Broderick (1)	Chief Risk Officer, Managing Director

Paul M. Russo (1)	Global Co-Chief Operating Officer of Equities Franchise, Managing Director

Michael D. Daffey (3)	Global Co-Chief Operating Officer of Equities Franchise, Managing Director

Sarah E. Smith (1)	Controller and Chief Accounting Officer, Managing Director

Justin G. Gmelich (1)	Global Head of Credit Trading, Managing Director

John E. Waldron (1)	Co-Head of Investment Banking Division, Managing Director

Gregg R. Lemkau (1)	Co-Head of Global Mergers & Acquisitions, Managing Director

Marc Nachmann (1)	Co-Head of Global Financing Group, Managing Director

James P. Esposito (3)	Chief Strategy Officer of Securities Division, Managing Director

(1)	200 West Street, New York, NY 10282

(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England

(4)	10-1, Roppongi 6-chome, Minato-Ku, Tokyo106-6147, Japan

(5)	7 Finance Street, Xicheng District, Beijing, China 100033

(6)	Cheung Kong Center, 2 Queens Road Central, Hong Kong, China

(c) Not Applicable.

Item 33. Location of Accounts and Records

The Agreement and Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, Bank of New York Mellon, One Wall Street, New York, New York 10286 and JP Morgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 71 South Wacker Drive, Chicago, Illinois 60606.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 594 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 3rd day of February, 2017.

GOLDMAN SACHS TRUST
(A Delaware statutory trust)

By:	/s/ Caroline L. Kraus Caroline L. Kraus,
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	February 3, 2017

[1]Scott M. McHugh Scott M. McHugh	Treasurer, Senior Vice President and Principal Financial Officer	February 3, 2017

[1]Ashok N. Bakhru Ashok N. Bakhru	Chairman and Trustee	February 3, 2017

[1]Kathryn A. Cassidy Kathryn A. Cassidy	Trustee	February 3, 2017

[1]Diana M. Daniels Diana M. Daniels	Trustee	February 3, 2017

[1]Herbert J. Markley Herbert J. Markley	Trustee	February 3, 2017

[1]Jessica Palmer Jessica Palmer	Trustee	February 3, 2017

[1]Roy W. Templin Roy W. Templin	Trustee	February 3, 2017

[1]Gregory G. Weaver Gregory G. Weaver	Trustee	February 3, 2017

By:	/s/ Caroline L. Kraus Caroline L. Kraus,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 15-16, 2016.

RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus, Andrew Murphy and Robert Griffith, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.

Dated February 3, 2017

/s/ Caroline L. Kraus Caroline L. Kraus
Secretary